UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02064

PAX WORLD FUNDS SERIES TRUST I

(Exact name of Registrant as specified in charter)

30 Penhallow Street, Suite 400, Portsmouth, NH	03801
(Address of principal executive offices)	(Zip code)

Pax World Management LLC

30 Penhallow Street, Suite 400, Portsmouth, NH 03801

Attn.: Joseph Keefe

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-767-1729

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Reports to Stockholders

PAX WORLD BALANCED FUND	December 31, 2011
PAX WORLD GROWTH FUND PAX WORLD SMALL CAP FUND PAX WORLD INTERNATIONAL FUND PAX WORLD HIGH YIELD BOND FUND PAX WORLD GLOBAL WOMEN’S EQUALITY FUND PAX WORLD GLOBAL GREEN FUND

ANNUAL REPORT

For More Information

General Fund Information
800.767.1729

Shareholder Account Information
800.372.7827

Account Inquiries
Pax World
P.O. Box 9824
Providence, RI 02940-8024

Investment Adviser
Pax World Management LLC
30 Penhallow Street, Suite 400
Portsmouth, NH 03801

Transfer and
Dividend Disbursing Agent
BNY Mellon Asset Servicing
P.O. Box 9824
Providence, RI 02940-8024

Custodian
State Street Bank
and Trust Company
1 Lincoln Street
Boston, MA 02111

Letter to Shareholders

by Joseph Keefe, President & CEO

Dear fellow shareholders,

As 2012 begins, there is a palpable sense of relief in markets. 2011 was a very challenging year, to say the least. Pax World shareholders, like investors everywhere, saw their portfolios whipsawed by volatile markets that seemed to be constantly reacting—or overreacting—to world events.

Environmental disasters such as the tsunami and nuclear meltdown in Japan and mass flooding in Thailand, coupled with man-made disasters such as the debt ceiling debacle in our nation’s capital and the European sovereign debt crisis, roiled markets throughout the year. In addition, the general failure of policy makers—in Washington and abroad—to confront the economic crisis not only exacerbated already volatile markets but contributed to a more general loss of public confidence in societal institutions. From Wall Street to Capitol Hill, from Cairo to Damascus, a rising tide of protest has swept the globe as people demand, in one form or another, that political and economic elites cede power and privilege and be more responsive to the aspirations of the vast majority of citizens. Time Magazine named “The Protestor” its 2011 Person of the Year.

Certainly, there is much to fuel protest. We are now almost four years into an economic downturn the most debilitating aspects of which—high unemployment, depressed housing prices, mortgage foreclosures—stubbornly persist. At the same time, growing inequality has become a defining feature of our age, and whether it is Occupy Wall Street protestors or the Arab Spring, there is a deep sense of injustice unfolding across the globe. There is also growing skepticism about whether market capitalism in its present form, dominated by ever larger financial institutions that are backed (and bailed out) by the state, is delivering the goods to the vast majority of citizens. As the song said, something’s happening here.

Moreover, as the economy struggled, 2011 saw global population grow to seven billion people, a level which leading environmentalists have warned threatens the carrying capacity and sustainable yield thresholds of planet earth. Rising temperatures, emerging food and water shortages, disappearing rainforests and related ecological and global health crises call for a fundamental rethinking of the way economies grow and organize themselves.

New York Times columnist Tom Friedman has cited the Australian ecologist and writer Paul Gilding in referring to this moment as The Great Disruption —”when both Mother Nature and Father Greed have hit the wall at once.” Or, as I put it in remarks to the Boston Economic Club a few years ago: The Financial Crisis and the Sustainability Crisis are “twin crises that…betray deep-seated, systemic problems that neither government nor markets, the public sector or the private sector, as they are presently constituted, seem designed to address. We need a new design.”

It seems absolutely clear that the answer cannot be going back to business-as-usual and hoping that the next economic bubble provides temporary relief. We can no longer countenance short-term solutions or temporary fixes. If 2011 underscored anything, it is the need to put short-term thinking aside and embrace a more sustainable, long-term vision of global economic health. That, in a nutshell, is the great challenge before us.

We must all do our part—as citizens, as consumers, as parents. But we can also do our part as investors. This is particularly true at a time when corporations—legal fictions that have now been accorded the status of “persons”—dominate the global economy and exert ever-greater control over policy makers via campaign contributions and lobbying clout. It is incumbent upon us, the shareowners of those corporations, to embrace our responsibilities and attempt to influence them, and ultimately influence markets, in the direction of sustainability. Sustainable investing is not the answer but it is certainly an answer to the challenges ahead, as at its core is the belief that corporate profits and the public interest must be in alignment rather than in conflict.

In 2011, despite enormous headwinds, Pax World’s portfolio managers worked hard to mitigate risk and position our funds for growth by continuing to invest in companies that we believe are ahead of their peers in responding to the challenges of sustainability: embracing better environmental practices, aspiring to stronger corporate governance standards and respecting human dignity in the way they interact with workers, communities and society. We continued to engage companies and policy makers on a range of issues that included hydraulic fracturing, clean fuel standards, corporate disclosure of political contributions, gender diversity on corporate boards and human trafficking. Our portfolio managers continued to look for ways that Pax

World shareholders might profit from economic recovery and harvest the investment returns associated with the transition to a more sustainable global economy. And we continued to focus on the long term.

As 2012 begins, we are confident that our focus on the long-term will help our funds mitigate risk and position themselves for sustainable growth. Just as importantly, we are hopeful that our efforts, combined with those of many others, can begin to persuade leaders in the business community, in government and across civil society, to heed the call for a more responsible, balanced, and sustainable approach to economic growth and societal and planetary health.

Peace.

Joseph F. Keefe

President and CEO

Performance Information

Commentary The portfolio manager commentaries in this report provide insight from the respective fund managers in an effort to help you examine your fund. The views expressed therein are those of the portfolio managers and are for the period covered by this report. Such commentary does not necessarily represent the views of the Board of Trustees of your fund. The views expressed herein are subject to change at any time based upon market and/or other conditions and Pax World Management LLC and the funds disclaim any responsibility to update such views. The commentaries should not be relied upon as investment advice.

Historical performance Historical performance can be evaluated in several ways. Each fund’s portfolio highlights provide total and average annual total returns. A comparison of this historical data to an appropriate benchmark is also provided. These performance figures include changes in a fund’s share price, plus reinvestment of any dividends (generally income) and any capital gains (generally profits the fund earns when it sells securities that have grown in value).

Pax World Balanced Fund

December 31, 2011

Portfolio Manager’s Comments

How did the Pax World Balanced Fund perform in 2011? For the one-year period ended December 31, 2011, the Individual Investor Class, the Institutional Class, and the R Class shares of the Fund had total returns of -1.83%, -1.61%, and -2.09%, respectively, vs. 4.69% for the 60% S&P 500 Index/40% Barclays Capital U.S. Aggregate Bond Index blend. For the same one-year period the Lipper Balanced Funds Index had a total return of 0.74%.

What factors contributed to the Fund’s performance? The Balanced Fund underperformed its peers (Lipper Balanced Fund Index) and blended benchmark (60% S&P500 Index/40% Barclay’s Capital U.S. Aggregate Bond Index) during the period. The main driver for the underperformance came from the equity component, in particular, stock selection. Our industrial holdings, which contributed positively to performance last year, ended up having a negative contribution to the Fund for 2011. On a positive note, our stock selection and underweighting in the financial sector helped the Fund’s relative performance. The Fund’s bond component underperformed the Barclay’s Capital U.S. Aggregate Bond Index primarily due to our underweight of U.S. Treasuries and lower bond duration versus the index.

Can you discuss any significant changes to the Fund’s positioning throughout the year? Stock dividend yields looked very attractive relative to bond yields during the period. Generally, dividends were a significant driver of many companies’ total returns. During the latter part of the year, the Fund focused on companies that not only pay dividends, but have a consistent history of raising their dividends, despite the current economic environment. We feel our holdings in the industrial, energy, utility and telecommunication sectors continue to offer both income and capital appreciation potential. We also have utilized covered option strategies to initiate or add to existing positions as well as to reduce or exit from stocks that we own. In addition, the covered option strategies have helped augment the income of the Fund.

What portfolio holdings contributed positively to performance? ONEOK, Inc., a diversified energy company, was a strong contributor to the Fund’s performance during the period. Solid quarterly results from its ownership in ONEOK Partners,

Pax World Balanced Fund

December 31, 2011

LP an interstate pipeline company, helped drive the stock higher. American Tower Corp., one of the largest wireless tower operators, posted solid results as smart phone growth continued to drive demand for more tower space. Also, their announcement of converting the company to a Real Estate Investment Trust (REIT) was well received by investors.

What portfolio holdings detracted from performance? Rio Tinto PLC, ADR, a diversified international mining company detracted from performance during the period. Despite posting solid earnings, fears of a global slowdown in economic growth, especially in China, pressured the stock. America Movil SAB de CV, a Latin American wireless and fixed-line company, also detracted from performance. An increase in spending in Brazil and competition in Mexico disappointed investors during their first quarter results. Investor de-risking and currency also played a significant role in the stock’s performance. Emerging markets showed significant declines along with the Mexican Peso.

Portfolio Highlights (Unaudited)

Ten Year Annual Total Return — Historical

Pax World Balanced Fund

December 31, 2011

Returns — Period ended December 31, 2011

		Total Return	Average Annual Return
Share class	Ticker Symbol	1 year	3 year	5 year	10 year
Individual Investor Class[1]	PAXWX	-1.83%	10.06%	0.21%	3.63%
Institutional Class[1,2]	PAXIX	-1.61%	10.34	0.45%	3.76%
R Class[1,3]	PAXRX	-2.09%	9.80%	0.00%	3.52%
S&P 500 Index4, [8]		2.11%	14.11%	-0.25%	2.92%
Blended Index5, [6,8]		4.69%	11.60%	2.84%	4.40%
Lipper Balanced Funds Index7, [8]		0.74%	11.62%	1.80%	4.13%

[1]

Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

[2]

Inception of Institutional Class shares is April 2, 2007. The performance information shown for Institutional Class shares includes the performance of Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown. 3Inception of R Class shares is April 2, 2007. The performance information shown for R Class shares includes the performance of Individual Investor Class shares for the period prior to R Class inception. Expenses have not been adjusted to reflect the expenses allocable to R Class shares. If such expenses were reflected, the returns would be lower than those shown.

[4]	The S&P 500 Index is an index of large capitalization common stocks.
[5]

The Blended Index is composed of 60% S&P 500 Index/40% Barclays Capital U.S. Aggregate Bond Index. 6The Barclays Capital U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities.

[7]

The Lipper Balanced Funds Index tracks the results of the 30 largest mutual funds in the Lipper Balanced Funds Average, which is a total return performance average of mutual funds tracked by Lipper, Inc. whose primary objective is to conserve principal by maintaining, at all times, a balanced portfolio of both stocks and bonds. The Lipper Balanced Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

[8]

Unlike the Balanced Fund, the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index and the Lipper Balanced Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Balanced Funds Index) do not reflect deductions for fees, expenses or taxes.

Pax World Balanced Fund

December 31, 2011

Portfolio Highlights (Unaudited), continued

Asset Allocation	Percent of Investments
U.S. Stocks	55.7%
U.S. Bonds	25.7%
Foreign Stocks	14.3%
Foreign Bonds	3.8%
Exchange Traded Funds	0.5%
Cash & Cash Equivalents	0.0%*

Total	100.0%
*Roundsto less than 0.1%

Top Ten Holdings
Company	Percent of Net Assets
Deere & Co.	3.3%
ONEOK, Inc.	3.2%
Qualcomm, Inc.	3.2%
EMC Corp.	2.9%
American Tower Corp., Class A	2.7%
Apple, Inc.	2.5%
Intuit, Inc.	2.4%
Becton Dickinson & Co	2.2%
EQT Corp.	2.0%
Ensco PLC, ADR	1.8%

Total	26.2%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Sector Diversification
Sector	Percent of Net Assets
Fixed Income	29.3%

Corporate Bonds 13.8%, Agency/Gov’t Related Bonds 4.6%, Mortgage Backed Bonds 5.6%, Municipal Bonds 2.0%, Treasury Bonds 2.5% and Gov’t Bonds 0.8%
Information Technology	17.8%
Industrials	11.2%
Energy	10.2%
Telecommunication Services	6.1%
Financials	5.2%
Health Care	5.2%
Materials	4.1%
Utilities	3.6%
Consumer Discretionary	3.4%
Consumer Staples	2.8%
Exchange Traded Funds	0.5%
Other	0.6%

Total	100.0%

May include companies representing multiple industries within a single “Sector”.

Pax World Growth Fund

December 31, 2011

Portfolio Manager’s Comments

How did the Pax World Growth Fund perform in 2011? For the one-year period ended December 31, 2011, the Individual Investor Class, the Institutional Class, and the R Class shares of the Fund had total returns of -2.05%, -1.77%, and -2.37%, respectively, vs. 2.18% for the Russell 3000 Growth Index. For the same one-year period the Lipper Multi-Cap Growth Funds Index had a total return of -4.02%.

What factors contributed to the Fund’s performance? Stocks selected within energy and health care sectors were some of the biggest negative contributors to Fund performance. On the energy side, natural gas prices continued to decline due to the massive supply increase from shale properties and from a warm start to the winter. We held a number of names that are exposed to natural gas that had significant declines.

Within health care, our life science tools and medical devices holdings felt the effect of austerity measures from the Federal Government and Europe. These two sub industries of the health care sector derive a significant portion of their revenues from those two sources. And as has been widely reported, both government spending and European economic performance has been weak.

On the positive side, the Fund had strong performance from our consumer discretionary holdings. Our apparel holdings (Nike, Inc., Class B, VF Corp. and Coach, Inc.) contributed positively to Fund performance.

Can you discuss any significant changes to the Fund’s positioning throughout the year? In the second half of 2011 the Growth Fund went through a modest repositioning for a possible upturn in economic activity in 2012. We started to see some improvement in housing and employment numbers along with declining commodity costs and believe these trends will continue. Obviously we are mindful of the fact that much of the world is in austerity, which can dampen growth.

Our modest repositioning included adding more cyclical names in energy, financials and consumer discretionary. To balance this exposure and to be mindful of the austerity mentioned above, we let cash grow to around 3%.

Pax World Growth Fund

December 31, 2011

What portfolio holdings contributed positively to performance? A number of names in different sectors were positive contributors. VF Corp., an apparel maker, was the top contributor to Fund performance. Its main brand, North Face, has been a very successful brand that grew nicely over the year. In addition, they purchased the Timberland Company, which was widely thought of as a good transaction that should fit nicely with VF’s current lineup.

The Fund had a number of other names that were up over 30% for the year, including Whole Foods Market, Inc., SolarWinds, Inc., Nuance Communications, Inc., Alexion Pharmaceuticals, Inc. and Digital Realty Trust, Inc.

What portfolio holdings detracted from performance? On the negative side Terex Corp., a construction equipment company, was one of the largest negative contributors to Fund performance. This is a very cyclical company that was hurt by the lack of economic growth. The company also has over 50% of its revenue outside of the U.S., including Europe. The slowdown in Europe was a drag on the company. Going forward, we believe that economic growth should benefit the company.

As mentioned earlier, the Fund’s exposure to natural gas detracted from performance. Holdings in Talisman Energy, Inc., Southwestern Energy Co., and Devon Energy Corp. are exposed to natural gas and their performance suffered as natural gas prices fell. The huge supply of shale gas was a major cause in driving energy prices down. We expect that these companies will see improved performance going forward.

Pax World Growth Fund

December 31, 2011

Portfolio Highlights (Unaudited)

Ten Year Annual Total Return — Historical

Returns — Period ended December 31, 2011

		Total Return	Average Annual Return
Share class	Ticker Symbol	1 year	3 year	5 year	10 year
Individual Investor Class[1]	PXWGX	-2.05%	18.50%	1.98%	4.12%
Institutional Class1,[2]	PWGIX	-1.77%	18.82%	2.18%	4.22%
R Class1,[3]	PXGRX	-2.37%	18.20%	1.78%	4.02%
Russell 3000 Growth Index4,[6]		2.18%	18.09%	2.46%	2.74%
Lipper Multi-Cap Growth Funds Index5,[6]		-4.02%	17.16%	0.87%	2.78%

[1]

The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[2]

Inception of Institutional Class shares is April 2, 2007. The performance information shown for Institutional Class shares includes the performance of Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown. [3]Inception of R Class shares is April 2, 2007. The performance information shown for R Class shares includes the performance of Individual Investor Class shares for the period prior to R Class inception. Expenses have not been adjusted to reflect the expenses allocable to R Class shares. If such expenses were reflected, the returns would be lower than those shown.

Pax World Growth Fund

December 31, 2011

Portfolio Highlights (Unaudited), continued

[4]

The Russell 3000 Growth Index measures the performance of those companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies, as measured by market capitalization.

[5]

The Lipper Multi-Cap Growth Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Growth Funds Average. The Lipper Multi-Cap Growth Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Growth Funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales per-share growth value, compared to the S&P SuperComposite 1500 Index. The Lipper Multi-Cap Growth Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than the changes in the value of a group of securities, a securities index or some other traditional economic indicator.

[6]

Unlike the Growth Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Multi-Cap Growth Funds Index) do not reflect deductions for fees, expenses or taxes.

Asset Allocation	Percent of Investments
U.S. Stocks	85.4%
Foreign Stocks	12.4%
Cash & Cash Equivalents	2.2%

Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Google, Inc., Class A	2.6%
General Mills, Inc.	2.1%
IBM	2.0%
Apple, Inc.	2.0%
Qualcomm, Inc.	2.0%
PepsiCo, Inc.	1.9%
VF Corp.	1.7%
Union Pacific Corp.	1.7%
3M Co.	1.7%
Procter & Gamble Co., The	1.7%

Total	19.4%

Ten	largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Pax World Growth Fund,

December 31, 2011

Sector Diversification

Sector	Percent of Net Assets
Information Technology	28.6%
Industrials	14.3%
Consumer Discretionary	12.2%
Health Care	11.1%
Energy	10.4%
Consumer Staples	8.7%
Financials	6.8%
Materials	3.4%
Telecommunications Services	1.4%
Utilities	1.1%
Other	2.0%

Total	100.0%

May include companies representing multiple industries within a single “Sector”.

Pax World Small Cap Fund

December 31, 2011

Portfolio Manager’s Comments

How did the Pax World Small Cap Fund perform in 2011? For the one-year period ended December 31, 2011, the Individual Investor Class, the Institutional Class, and the R Class shares of the Fund had total returns of -3.50%, -3.17%, and -3.74%, respectively, vs. -4.18% for the Russell 2000 Index. For the same one-year period the Lipper Small Cap Core Funds Index had a total return of -3.81%.

What factors contributed to the Fund’s performance? The Fund’s relative outperformance was primarily due to strong stock selection within the financials and energy sectors. The performance was somewhat offset by poor stock selection within the healthcare sector, as well as the Fund’s cash holdings.

Can you discuss any significant changes to the Fund’s positioning throughout the year? We increased our financials weighting during the year, finding the sector attractive from a valuation and investor sentiment standpoint. In addition, many small cap financial companies have strong balance sheets and are returning excess cash to shareholders via dividends and share repurchases. We believe investors will increasingly seek out companies that are positioned to return capital in the year ahead.

What portfolio holdings contributed positively to performance? Pharmaceutical Product Development, Inc., a contract research organization serving the biopharmaceutical industry, increased significantly during the period. The company was acquired by a private equity consortium. Range Resources Corp., an energy company focused on natural gas, increased sharply during the period the Fund held shares. While natural gas prices declined, Range Resources benefitted from increased investor interest in their Marcellus Shale acreage as well as the potential for significant production growth in the coming years.

What portfolio holdings detracted from performance? Jamba, Inc., a retailer of healthy food and beverages, decreased during the year. The company has just completed a financial turnaround which included: re-franchising stores, cutting expenses and stabilizing revenues with new product offerings. We are pleased with management’s progress to date and are encouraged by accelerating revenue growth

Pax World Small Cap Fund

December 31, 2011

and profitability in the year ahead. Westell Technologies, Inc., a telecom equipment provider, decreased sharply during the period. In our view, the decline was based primarily on lower than expected financial results.

Portfolio Highlights (Unaudited)

Total Return — Historical

Returns—Period ended December 31, 2011

		Total Return	Average Annual Return
Share class	Ticker Symbol	1 year	3 year	Since Inception
Individual Investor Class[1]	PXSCX	-3.50%	19.86%	4.24%
Institutional Class[1]	PXSIX	-3.17%	20.20%	4.54%
R Class[1]	PXSRX	-3.74%	19.56%	3.98%
Russell 2000 Index2,[4]		-4.18%	15.63%	3.27%
Lipper Small-Cap Core Funds Index[3,4]		-3.81%	17.60%	3.78%

[1]

The Fund’s inception date is March 27, 2008. The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

Pax World Small Cap Fund

December 31, 2011

Portfolio Highlights (Unaudited), continued

[2]

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

[3]

The Lipper Small-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Core Funds Average. The Lipper Small-Cap Core Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. The Lipper Small-Cap Core Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than the changes in the value of a group of securities, a securities index or some other traditional economic indicator.

[4]

Unlike the Small Cap Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Small-Cap Core Funds Index) do not reflect deductions for fees, expenses or taxes.

Asset Allocation	Percent of Investments
U.S. Stocks	97.9%
Cash & Cash Equivalents	2.1%

Total	100.0%

Top Ten Holdings
Company	Percent of Net Assets
InterDigital, Inc.	5.3%
Westell Technologies, Inc., Class A	4.8%
GameStop Corp., Class A	4.7%
United Financial Bancorp., Inc.	4.6%
Vascular Solutions, Inc.	4.4%
AboveNet, Inc.	4.2%
Natus Medical, Inc.	4.1%
Laclede Group, Inc., The	4.1%
Align Technology, Inc.	3.9%
ePlus, Inc.	3.9%

Total	44.0%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Pax World Small Cap Fund

December 31, 2011

Sector Diversification

Sector	Percent of Net Assets
Financials	29.3%
Information Technology	22.4%
Consumer Discretionary	17.6%
Health Care	15.6%
Telecommunication Services	4.6%
Utilities	4.0%
Energy	2.6%
Industrials	2.4%
Other	1.5%

Total	100.0%

May include companies representing multiple industries within a single “Sector”.

Pax World International Fund

December 31, 2011

Portfolio Manager’s Comments

How did the Pax World International Fund perform in 2011? For the one-year period ended December 31, 2011, the Individual Investor Class, the Institutional Class, and the R Class shares of the Fund had total returns of -17.43%, -17.08%, and -17.56%, respectively, vs. -12.14% for the MSCI EAFE (Net) Index. For the same one-year period the Lipper International Large-Cap Core Funds Index had a total return of -13.56%.

What factors contributed to the Fund’s performance? As has become the rule rather than exception, volatility ruled international markets throughout the year. The first two quarters and the last were characterized by sharp, momentum-driven upswings and downdrafts, but delivered modestly positive returns. In the 3rd quarter, however, international markets as measured by the MSCI EAFE (Net) Index declined almost 20%, and therefore accounted for most of the negative performance for the year. Currency was also a driving factor of international market returns; the dollar (USD), as measured by the U.S. Dollar Index (DXY), appreciated about 1.5% versus a basket of foreign currencies during the year. But this masks the almost 6% drop of the USD during the first half of the year, which helped international returns, followed by an almost 8% rise during the second half, which punished international returns translated back into USD.

There were many international events that impacted investor sentiment and market returns throughout the year. Among the most salient were the tragic Japanese earthquake and tsunami with its huge long-term economic impact and the Arab spring with implications for rising geopolitical risk. However, Europe emerged as the theme with the largest market influence this year. As the sovereign debt crisis spread from a distressed European periphery and an effectively bankrupt Greece to the core of Europe, particularly to the large Italian economy, investors began to fear large sovereign insolvency and the breakup of the Eurozone. Investors alternated between optimism and increasing skepticism with each new effort by the European Union, International Monetary Fund and European Central Bank and other European authorities to stem contagion and bring confidence back to the bond markets.

Pax World International Fund

December 31, 2011

All year international markets grappled with the uncertainty that is blanketing the global economic outlook. In one form or another, fiscal austerity and deleveraging have become the top priorities of many countries and households. A primary consequence of fiscal austerity is often slow economic growth, which in turn makes austerity politically unpalatable and therefore prone to policy reversal. In this environment of tremendous uncertainty, macro factors and violently oscillating expectations overwhelmed stock-specific fundamentals. This “risk on, risk off,” macro and momentum-driven market backdrop undermined the Fund’s fundamentally-focused, low turnover investment strategy, and the Fund underperformed. Stock selection across most sectors was the largest detractor from performance. Performance was also negatively impacted by the Fund’s large allocation to emerging markets, which underperformed developed markets in 2011. The Fund was also hurt by a large under-allocation to the UK, which was the best performing regional market in MSCI EAFE.

On the positive side, performance benefited from positive sector allocation decisions, particularly from overweight positions in energy and telecoms and an underweight position in financials.

Can you discuss any significant changes to the Fund’s positioning throughout the year? From an allocation perspective, the most significant changes to the portfolio were a reduction in the weight to Japan and Australia based on excessive relative valuation, and an increase in exposure to Canada and Non-Japan Asia based on more attractive fundamentals. On the sector side, we reduced our exposure to healthcare and staples, and increased exposure to materials and industrials, to take advantage of what we believe to be a growing valuation discrepancy between perceived defensive and more economically sensitive sectors.

During the year, we purchased several new positions in the Fund, including Canadian media and telecom company Rogers Communications, Inc., German retailer Metro AG, Turkish cement company Mardin Cimento Sanayii Ve Ticaret AS, Singapore bank DBS Group Holdings, Ltd., Canadian plane and train builder Bombardier, Inc., German carmaker BMW, Australian hearing aid company Cochlear, Ltd., UK smart metering company Spectris PLC, Australian energy company Woodside Petroleum, Ltd., UK consumer products company Reckitt Benckiser Group PLC, Swedish roller bearing manufacturer SKF AB, and Japanese bank Resona Holdings, Inc.

Pax World International Fund

December 31, 2011

During the year we divested of positions in the Fund, including UK mobile phone operator Vodafone Group PLC, ADR, Japanese bank Mizuho Financial Group, Inc., Japanese carmaker Honda Motor Co., Ltd., ADR, Swiss hearing aid manufacturer Sonova Holding AG, Australian pharmaceutical company CSL, Ltd., Australian steel recycler SIMS Metal, Ltd., Spanish wind company Gamesa Corp., French geophysical services company Geophysique Veritas, Anglo-Dutch consumer products company Unilever PLC, French water utility Veolia Environment, ADR, and Spanish bank BBVA, ADR.

Portfolio turnover represented about 34% value of the Fund. Most changes were made in order to replace companies with deteriorating fundamentals and excessive valuations with companies that showed better fundamentals and valuations. About one quarter of the sales were triggered by significantly deteriorating environmental, social and governance factors.

What portfolio holdings contributed positively to performance? Fund holdings with the greatest positive impact on performance were Norwegian oil company Statoil, ASA, ADR, which benefited from rising oil prices; Canadian media and telecom company Rogers Communication, Inc., which benefited from a strong Canadian economy and strong dividend growth; Japanese pharmaceutical company Eisai Co., Ltd., which surprised investors with resilient sales and profits; multinational brewer AB InBev, which benefited from defensive, somewhat non-cyclical beer sales; and a position in GLD, The SPDR Gold Shares Trust ETF, which benefited from investor fear and uncertainty towards global economies and currencies.

What portfolio holdings detracted from performance? GAME Group PLC was the largest detractor from performance, severely damaged by the strong downdraft in UK consumer spending and from lack of share liquidity. Chaoda Modern Agriculture Holdings, Ltd. was also a significant detractor from performance due to insider trading and fraud charges being investigated in Hong Kong. Wacker Chemie AG and Trina Solar Ltd., ADR suffered from investor flight away from solar power-related stocks based on subsidy cut expectations. And Metro AG performance was also a significant detractor after the new management of the company significantly cut guidance for sales in its mostly European-based retail stores.

Pax World International Fund

December 31, 2011

Portfolio Highlights (Unaudited)

Total Return — Historical

Returns — Period ended December 31, 2011

		Total Return	Average Annual Return
Share class	Ticker Symbol	1 year	3 year	Since Inception
Individual Investor Class[1]	PXINX	-17.43%	7.59%	-6.35%
Institutional Class[1]	PXNIX	-17.08%	7.95%	-6.05%
R Class[1]	PXIRX	-17.56%	7.31%	-6.61%
MSCI EAFE (Net) Index2, [4]		-12.14%	7.65%	-6.68%
Lipper International Large-Cap Core Funds Index3, [4]		-13.56%	6.72%	-7.19%

[1]

The Fund’s inception date is March 27, 2008. The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

[2]

The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Performance for the MSCI EAFE Index is shown “net”, which includes dividend reinvestments after deduction of foreign withholding tax. Investors cannot invest directly in any index.

Pax World International Fund

December 31, 2011

Portfolio Highlights (Unaudited), continued

[3]

The Lipper International Large-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper International Large-Cap Core Funds Average. The Lipper International Large-Cap Core Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World ex-U.S. BMI. The Lipper International Large-Cap Core Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than the changes in the value of a group of securities, a securities index, or some other traditional economic indicator.

[4]

Unlike the International Fund, the MSCI EAFE (Net) Index and the Lipper International Large-Cap Core Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper International Large-Cap Core Funds Index) do not reflect deductions for fees, expenses or taxes.

Asset Allocation	Percent of Investments
Foreign Stocks	97.4%
Exchange Traded Funds: Commodity	2.4%
Cash & Cash Equivalents	0.2%

Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Statoil ASA, ADR	3.5%
Hennes & Mauritz AB, B Shares	2.8%
Rio Tinto PLC, ADR	2.6%
Koninklijke KPN NV	2.6%
Teva Pharmaceutical Industries, Ltd., ADR	2.5%
Anheuser-Busch InBev NV	2.5%
SPDR Gold Shares	2.4%
Roche Holding AG	2.3%
National Australia Bank, Ltd.	2.3%
Kao Corp.	2.2%

Total	25.7%

Ten	largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Pax World International Fund

December 31, 2011

Sector Diversification

Sector	Percent of Net Assets
Financials	18.1%
Industrials	13.1%
Energy	12.1%
Consumer Staples	10.4%
Materials	8.7%
Information Technology	8.3%
Telecommunication Services	8.0%
Health Care	7.9%
Consumer Discretionary	7.7%
Utilities	4.0%
ETFs: Commodity	2.4%
Other	-0.7%

Total	100.0%

May	include companies representing multiple industries within a single “Sector”.

Geographical Diversification

Country	Percent of Net Assets
Japan	17.3%
United Kingdom	15.4%
Germany	5.8%
Switzerland	5.8%
Australia	4.6%
Singapore	4.6%
Canada	4.5%
Sweden	3.8%
Netherlands	3.6%
Norway	3.5%
France	3.3%
Turkey	3.0%
Brazil	2.8%
Israel	2.5%
Belgium	2.5%
Hong Kong	2.2%
Finland	2.2%
Spain	2.1%
Poland	2.0%
Luxembourg	1.6%
Austria	1.4%
Philippines	0.9%
Portugal	0.9%
Taiwan	0.7%
Ireland	0.7%
China	0.6%
Other	1.7%

Total	100.0%

Pax World High Yield Bond Fund

December 31, 2011

Portfolio Manager’s Comments

How did the Pax World High Yield Bond Fund perform in 2011? For the one-year period ended December 31, 2011, the Individual Investor Class, the Institutional Class, and the R Class shares of the Fund had total returns of 2.00%, 2.10%, and 1.87%, respectively, vs. 5.43% for the BofA Merrill Lynch U.S. High Yield BBB (Constrained 2%) Index. For the same one-year period the Lipper High Current Yield Bond Funds Index had a total return of 2.85%.

What factors contributed to the Fund’s performance? Our performance was aided by our bond selections in real estate and technology & electronics and by our underweight allocation to the banking sector, which posted negative returns for the year. In particular two Real Estate Investment Trusts (REITS): Health Care REIT, Inc. and Digital Realty Trust, Inc., contributed to our returns as did Syniverse Holdings, Inc., a telecom service provider and Evertec, Inc., an operator of ATM machines that was spun out of Banco Popular within the last year.

There were two main factors that contributed to our underperformance vs. our benchmark. The first was our underweighting in investment grade (BBB) and higher quality (BB) bonds, which outperformed the index. The second reason was several bond selections in both the consumer cyclical and noncyclical sectors that underperformed.

Can you discuss any significant changes to the Fund’s positioning throughout the year? Last year was a very difficult one for most investors for a myriad of reasons. The one that seemed to affect the credit markets the most was the European liquidity crisis. Negative headlines rattled the markets and 2011 ended up being one of the most volatile on record. To reduce risk and volatility in the portfolio, we decreased our European holdings and didn’t add to any positions in Latin America, due to its strong banking ties to Europe. Like many other mutual funds, we also carried a high degree of cash in the portfolio which we used to purchase a high yield ETF as a tactical and temporary strategy to help reduce cash drag.

Pax World High Yield Bond Fund

December 31, 2011

Other changes to our positioning were made in some of our sectors. We added to our holdings in technology, basic industry and media to take advantage of certain perceived growth names in these sectors, and lowered our overweight positions in the healthcare and telecom sectors.

What portfolio holdings contributed positively to performance? Our best performer last year was Aptalis Pharma, Inc., a specialty pharmaceutical company that concentrates in the field of gastroenterology. The bonds were issued in 2008 with a large coupon when the company was bought by the private equity firm Texas Pacific Group (TPG) in a leveraged buyout. There were patent issues with the company’s top selling drug that led to the drug being taken off the market. In May 2011, TPG made an equity infusion into the company so that Aptalis could purchase Eurand, a pharmaceutical company that sold a competing drug to Aptalis’ top seller. The bonds recovered their value as a result of the acquisition and other positive steps that management took to put the company back on track.

Our next best performer was Chaparral Energy, Inc., an oil weighted E&P company with assets in Texas and along the Gulf Coast. The company had strong revenue and EBITDA growth that resulted in lowering leverage by a turn for the year. We believe it will continue to do well as it has good hedges in place and plans to hold capex spending in line with its cash flow. In addition, we believe the company has a good environmental profile. It recently signed an agreement with Coffeyville Resources to purchase CO2 and will be building a pipeline and compression facility to process the gas for use. CO2 is a waste byproduct of Coffeyville production (a nitrogen fertilizer plant) and we view this agreement as a win-win for both companies.

What portfolio holdings detracted from performance? Foodcorp, Ltd., a South African food manufacturer, was our largest detractor from our 2011 performance. There were a lot of moving parts with this name that affected its performance. One of its owners sold its stake and paid a dividend to itself and other shareholders that resulted in higher leverage for the company. Commodity inflation was another issue and although the company was able to raise prices, there was a time lag. Lastly, but also very important, were the macro issues concerning the sovereign debt crisis in Europe. This was one of the main catalysts that led investors out of risk assets and those that were denominated in euros, such as Foodcorp. Although we hedged our euro exposure it was not enough to compensate for the decline in the bonds.

Pax World High Yield Bond Fund

December 31, 2011

Our next largest detractor from performance was our holding in Alliance Healthcare Services, Inc., a medical diagnostics imaging company that had disappointing second quarter earnings. The company’s fundamentals have weakened due to several factors including reimbursement cuts, increased competition, and a larger than expected fall-off in their MRI business. Several years ago, the company expanded into radiation oncology, a business that generally has excellent margins, but its growth hasn’t been strong enough to offset their imaging business loss.

Portfolio Highlights (Unaudited)

Ten Year Annual Total Return — Historical

Returns — Period ended December 31, 2011

		Total Return	Average Annual Return
Share class	Ticker Symbol	1 year	3 year	5 year	10 year
Individual Investor Class[1]	PAXHX	2.00%	16.02%	5.56%	6.57%
Institutional Class1, [2]	PXHIX	2.10%	16.28%	5.74%	6.75%
R Class1, [3]	PXHRX	1.87%	15.81%	5.30%	6.44%
BofA Merrill Lynch U.S. High Yield BB-B
(Constrained 2%) Index4, [6]		5.43%	20.70%	6.85%	7.96%
Lipper High Current Yield Bond Funds Index5, [6]		2.85%	20.89%	5.13%	7.08%

Pax World High Yield Bond Fund

December 31, 2011

[1]

The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[2]

Inception of Institutional Class shares is June 1, 2004. The performance information shown for Institutional Class shares includes the performance of Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown.

[3]

Inception of R Class shares is April 2, 2007. The performance information shown for R Class shares includes the performance of Individual Investor Class shares for the period prior to R Class inception. Expenses have not been adjusted to reflect the expenses allocable to R Class shares. If such expenses were reflected, the returns would be lower than those shown.

[4]

The BofA Merrill Lynch U.S. High Yield BB-B (Constrained 2%) Index tracks the performance of BB- and B-rated fixed income securities publicly issued in the major domestic or eurobond markets, with total index allocation to an individual issuer limited to 2%.

[5]

The Lipper High Current Yield Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper High Current Yield Bond Funds Average. The Lipper High Current Yield Bond Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions and tend to invest in lower grade debt issues. The Lipper High Current Yield Bond Funds Index is not what is typically considered an “index” because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

[6]

Unlike the High Yield Bond Fund, the BofA Merrill Lynch U.S. High Yield BB-B (Constrained 2%) Index, and the Lipper High Current Yield Bond Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper High Current Yield Bond Funds Index) do not reflect deductions for fees, expenses or taxes.

Asset Allocation	Percent of Investments
U.S. Bonds	70.5%
Foreign Bonds	16.6%
Exchange Traded Funds	7.0%
Cash & Cash Equivalents	5.2%
U.S. Stocks	0.7%

Total	100.0%

Credit Quality
Bond Rating	Percent of Bonds
A	0.5%
BB	15.0%
B	69.3%
CCC	14.8%
Not Rated	0.4%

Total	100.0%

Pax World High Yield Bond Fund

December 31, 2011

Portfolio Highlights (Unaudited), continued

Top Ten Holdings

Company	Percent of Net Assets
iShares iBoxx $ High Yield Corp Bond Fund	4.8%
ProShares UltraShort Euro	1.8%
MDC Partners, Inc., 11.000%, 11/01/16	1.8%
Syniverse Holdings, Inc., 9.125%, 01/15/19	1.7%
Rosetta Resources, Inc., 9.500%, 04/15/18	1.6%
Goodrich Petroleum Corp., 144A, 8.875%, 03/15/19	1.6%
Park-Ohio Industries, Inc., 8.125%, 04/01/21	1.6%
PHI, Inc., 8.625%, 10/15/18	1.6%
Aptalis Pharma, Inc., 12.750%, 03/01/16	1.6%
Zayo Group LLC/Zayo Cap, 10.250%, 03/15/17	1.5%

Total	19.6%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Fixed Income Sector Diversification

Sector	Percent of Net Assets
Health Care	14.7%
Telecommunications	11.8%
Energy	11.4%
Media	9.9%
Services Cyclical	9.4%
Consumer Cyclical	8.2%
Exchange Traded Funds	7.0%
Basic Industry	5.0%
Technology & Electronics	4.5%
Consumer Non-Cyclical	4.3%
Capital Goods	3.9%
Real Estate	1.6%
Automotive	1.2%
Utility	1.0%
Financial Services	0.3%
Other	5.8%

Total	100.0%

May include companies representing multiple industries with a single “sector”.

Pax World High Yield Bond Fund

December 31, 2011

Geographic Diversification

Percent of Net Assets
United States	83.6%
Mexico	3.0%
Canada	1.8%
Bermuda	1.4%
Hong Kong	1.4%
Puerto Rico	1.4%
Netherlands	1.3%
South Africa	1.3%
Bahamas	1.1%
Australia	1.0%
United Kingdom	0.7%
Austria	0.6%
France	0.4%
Germany	0.3%
Norway	0.2%
Other	0.5%

Total	100.0%

Pax World Global Women’s Equality Fund

December 31, 2011

Portfolio Manager’s Comments

How did the Pax World Global Women’s Equality Fund perform in 2011? For the one-year period ended December 31, 2011, the Individual Investor Class and the Institutional Class shares of the Fund had total returns of -8.60% and -8.35%, respectively, vs. -5.54% for the MSCI World (Net) Index and -5.09% for the MSCI World Large Cap (Net) Index. For the same one-year period the Lipper Global Large-Cap Core Funds Index had a total return of -4.19%.

What factors contributed to the Fund’s performance? As has become the rule rather than exception, volatility ruled global markets throughout the year. The first half saw upswings and downdrafts, but delivered relatively flat performance. In the 3rd quarter, however, global markets as measured by the MSCI World (Net) Index declined over 16%, and therefore accounted for most of the negative performance for the year, even as the fourth quarter’s 7% gains reversed a significant amount of previous negative performance. Regional returns, however, were vastly divergent. The US market emerged as the clear leader and decoupled from other global markets by delivering slightly positive returns for the year, even as non-US markets declined over 10% in aggregate. Despite the hyperbolic media frenzy over the European sovereign crisis, the worst performing developed market region in 2011 was Japan, which declined almost 16% during the year. Currency was also a major driving factor of global market returns; the U.S. Dollar (USD), as measured by the U.S. Dollar Index (DXY), appreciated about 1.5% versus a basket of foreign currencies during the year. But this masks an almost 6% drop of the USD during the first half of the year, which muted international underperformance, followed by an almost 8% rise during the second half, which dramatically punished already negative non-US returns translated back into USD.

There were many global events that impacted investor sentiment and market returns throughout the year. Among the most salient were the tragic Japanese earthquake and tsunami with its huge, long-term economic impact and the Arab spring with its implications for rising geopolitical risk. However, Europe emerged as the theme with the largest market influence this year; as the

Pax World Global Women’s Equality Fund

December 31, 2011

sovereign debt crisis spread from a distressed European periphery and an effectively bankrupt Greece to the core of Europe, particularly to the large Italian economy, investors began to fear large sovereign insolvency and the breakup of the Eurozone. Investors alternated between optimism and increasing skepticism with each new effort by the European Union, International Monetary Fund, European Central Bank and other European authorities to stem contagion and bring confidence back to the bond markets. With so much fear and uncertainty being generated by events around the globe, investors retreated to the perceived safe-haven of the USD and U.S. markets, despite ongoing concern regarding intractable deficits and an excessive public debt burden.

All year markets grappled with the uncertainty that is blanketing the global economic outlook. In one form or another, fiscal austerity and deleveraging have become the top priorities of many countries and households. A primary consequence of fiscal austerity is often slow economic growth, which in turn makes austerity politically unpalatable and therefore prone to policy reversal. In this environment of tremendous uncertainty, macro factors and expectations that can reverse on a dime have overwhelmed stock-specific fundamentals. This “risk on, risk off,” macro-driven market backdrop undermined the Fund’s fundamentally-focused strategy, and the Fund underperformed. Stock selection across most sectors and regions was the largest detractor from performance. Performance was also hurt by the Fund’s allocation to emerging markets, which underperformed developed markets in 2011.

On the positive side, most sector and regional allocation decisions contributed positively to performance. Regional allocation performance benefited most from a large shift away from Europe and into the US markets ahead of the strong US outperformance of the second half. The Fund also benefited from a large underweight to poorly performing Japan. On the sector side, the Fund benefited most from a large underweight to very poorly performing financials. The Fund also derived its largest positive stock selection benefit in this sector by avoiding most European and Japanese financials and focusing instead on mostly better-performing US financials.

The Fund utilized covered options during 2011 in an effort to add to specific stock positions and to trim positions when target prices were reached. Both strategies were intended to help the Fund earn income in the process.

Pax World Global Women’s Equality Fund

December 31, 2011

Can you discuss any significant changes to the Fund’s positioning throughout the year? There were significant changes made in the Fund during 2011 to individual equity holdings as well as to sector and regional positioning, in response to the constantly changing macro sentiment backdrop. From the regional perspective, the biggest change to the Fund was a dramatic increase in US holdings from a very large underweight to a small overweight. To fund this large incremental allocation to the US, we cut significantly the Fund’s exposure to both Europe as well as to the emerging markets.

From a sector perspective, the most significant changes were increases in industrial and telecom holdings, funded largely by reducing holdings in silver, technology, healthcare, and already underweight financials.

What portfolio holdings contributed positively to performance? Fund holdings with the greatest positive impact on performance were Norwegian oil company Statoil ASA, ADR, which benefited from rising oil prices; US Pfizer, Inc. and Swiss Roche Holdings AG, which both benefited from strong relative healthcare sector fundamentals and from having product portfolios and high dividend yields favored by the market; and Anglo-Dutch consumer staples company Unilever PLC and UK-domiciled wireless operator Vodafone Group PLC, ADR, both of which also benefited from having defensive characteristics of stable cash flows and high dividend yields.

What portfolio holdings detracted from performance? Metro AG performance was a significant detractor after the new management of the company significantly cut guidance for sales in its mostly European-based retail stores. Other large performance detractors include InterDigital, Inc., which lost investor interest as a takeover target due to its patent portfolio; Bank of New York Mellon Corp., which suffered along with many financials due to fears over sovereign risk exposure; Potash Corp. of Saskatchewan, Inc., which declined along with corn prices due to larger than expected harvests; and Rio Tinto PLC, ADR, which was hit with fears over global slowdown.

Pax World Global Women’s Equality Fund

December 31, 2011

Portfolio Highlights (Unaudited)

Ten Year Annual Total Return — Historical

Effective May 1, 2010, the Pax World Women’s Equity Fund took on a new global mandate and became the Pax World Global Women’s Equality Fund.

Returns — Period ended December 31, 2011

		Total Return	Average Annual Return
Share class	Ticker Symbol	1 year	3 year	5 year	10 year
Individual Investor Class[1]	PXWEX	-8.60%	8.32%	-3.25%	0.75%
Institutional Class1, [2]	PXWIX	-8.35%	8.60%	-2.99%	0.91%
MSCI World (Net) Index3, [6]		-5.54%	11.13%	-2.37%	3.62%
MSCI World Large Cap (Net) Index4, [6]		-5.09%	10.34%	-2.43%	3.05%
Lipper Global Large-Cap Core Funds Index5, [6]		-4.19%	11.78%	-1.12%	3.24%

[1]

Pax World Global Women’s Equality Fund, a series of Pax World Funds Series Trust I, acquired Women’s Equity Fund, a series of Professionally Managed Portfolios (“Old Women’s Equity Fund” ), on October 29, 2007. Performance information shown includes the performance of Retail Class shares of Old Women’s Equity Fund for periods prior to October 29, 2007, which has not been adjusted to reflect any differences in expenses between Old Women’s Equity Fund and the Global Women’s Equality Fund; if such expense adjustments were reflected, the returns would be higher than those shown. The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect

Pax World Global Women’s Equality Fund

December 31, 2011

Portfolio Highlights (Unaudited), continued

the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.
[2]

Inception of Institutional Class shares is April 19, 2006. The performance information shown for Institutional Class shares includes the performance of the Retail Class shares of Old Women’s Equity Fund shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares or to reflect any differences in expenses between Old Women’s Equity Fund and the Global Women’s Equality Fund. If such expense adjustments and allocable expenses were reflected, the returns would be higher than those shown.

[3]

Effective January 1, 2012, the performance benchmark of the Global Women’s Equality Fund changed from the MSCI World Large Cap (Net) Index to the MSCI World (Net) Index. The Fund believes that the MSCI World Index better represents the investment strategies of the Global Women’s Equality Fund and its global focus. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Performance for the MSCI World Index is shown “net,” which includes dividend reinvestments after deduction of foreign withholding taxes. Investors cannot invest directly in any index.

[4]

The MSCI World Large Cap Index is a subset of the MSCI World Index, and has a target coverage range of approximately 70% of the free float-adjusted market capitalization within the MSCI World Index. The MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Performance for the MSCI World Large Cap Index is shown “net,” which includes dividend reinvestments after deduction of foreign withholding taxes.

[5]

The Lipper Global Large-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Global Large-Cap Funds Average. The Lipper Global Large-Cap Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three year weighted basis) above Lipper’s Global Large-Cap floor. Global Large-Cap Core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World BMI. The Lipper Global Large-Cap Core Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

[6]

Unlike the Global Women’s Equality Fund, the MSCI World (Net) Index, the MSCI World Large Cap (Net) Index and the Lipper Global Large-Cap Core Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Global Large-Cap Core Funds Index) do not reflect deductions for fees, expenses or taxes.

Asset Allocation	Percent of Investments
U.S. Stocks	50.6%
Foreign Stocks	46.1%
Exchange Traded Funds: Commodity	2.9%
Cash & Cash Equivalents	0.4%

Total	100.0%

34

Pax World Global Women’s Equality Fund

December 31, 2011

Top Ten Holdings
Company	Percent of Net Assets
Statoil ASA, ADR	3.0%
BlackRock, Inc.	2.6%
Vodafone Group PLC, ADR	2.4%
SPDR Gold Shares	2.4%
Pfizer, Inc.	2.4%
Roche Holding AG	2.1%
Potash Corp. of Saskatchewan, Inc.	2.0%
Reckitt Benckiser Group PLC	2.0%
Fortum Oyj	2.0%
BG Group PLC	1.9%

Total	22.8%
Ten	largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Sector Diversification
Sector	Percent of Net Assets
Information Technology	14.2%
Financials	13.7%
Health Care	12.0%
Energy	11.9%
Consumer Staples	11.2%
Industrials	10.6%
Consumer Discretionary	9.2%
Telecommunication Services	6.4%
Materials	5.9%
Exchange Traded Funds: Commodity	2.9%
Utilities	2.0%

Total	100.0%

May	include companies representing multiple industries within a single “Sector”.

Geographic Diversification

Country	Percent of Net Assets
United States	50.8%
United Kingdom	10.4%
Canada	6.9%
Japan	5.4%
Switzerland	4.8%
Norway	3.0%
Germany	3.0%
Australia	2.8%
Finland	2.0%
Israel	1.7%
Netherlands	1.3%
Poland	1.1%
South Africa	1.0%
Taiwan	1.0%
Brazil	1.0%
Sweden	0.9%
Other	2.9%

Total	100.0%

Pax World Global Green Fund

December 31, 2011

Portfolio Managers’ Comments

How did the Pax World Global Green Fund perform in 2011? For the one-year period ended December 31, 2011, the Individual Investor Class, the Institutional Class, and the R Class shares of the Fund had total returns of -10.39%, -10.07%, and -10.63%, respectively, vs. -5.54% for the MSCI World (Net) Index and -13.55% for the FTSE Environmental Opportunities Series Index.

What factors contributed to the Fund’s performance?

The major equity market indices performed well in the early part of the year thanks to good company results and an expansionary US monetary policy. They resisted the outside events (earthquake in Japan, Arab Spring) that marked the first half of the year relatively well, even though their performance was a little more uneven. In the summer, and in September in particular, equities underperformed due to bad news, both economic (disappointing US economic situation and fears of a new recession) and political and financial (sovereign crisis in Europe with the specific problems of Greece). A rebound occurred in the autumn as a result of the improvement in the economic outlook, but the recurrent problems in the euro zone (notably the spread of contagion to Italy) did not allow an upward trend to establish itself.

Outperformance for the year tended to come from companies with more defensive business models offering a high degree of earnings visibility such as water utilities, companies with a large proportion of consumables sales (such as filtration companies) or companies with long-term contract based business. M&A activity was also a key driver of performance throughout the year.

Underperformance was concentrated in cyclical companies in energy efficiency related markets, which performed well in the first half of the year but declined with the weakening construction sector outlook, as well as higher beta stocks in the Euro area as sovereign debt concerns impacted equity markets. Ongoing concerns about inflation and reduced growth rates also detracted from performance in Asian holdings.

Pax World Global Green Fund

December 31, 2011

Can you discuss any significant changes to the Fund’s positioning throughout the year?

Energy

Market volatility throughout the year led us to add to companies with more defensive long-term contract-based businesses, including Linde AG (industrial gases, Germany) and Air Products & Chemicals, Inc. (industrial gases, US, new holding). We also added to 3M Co. (water filtration, renewable energy and energy efficient films for PC screens and displays) due to its relatively defensive consumer staples business.

We added selectively to high quality cyclical energy efficiency holdings, which we feel are those most likely to benefit from improving US industrial data and any solution to European sovereign debt problems. These include US companies Johnson Controls, Inc. (building controls), Emerson Electric Co. (energy management) and Cooper Industries PLC (electrical equipment,); German companies Infineon (power electronics) and GEA (heat exchangers) and UK company IMI PLC (water and energy management).

We sold out of Japanese positions in Stanley Electric Co., Ltd. (LED lighting), Denso Corp. (efficiency HVAC) and Yamatake Corp. (industrial automation and building controls) due to a slowing end market growth outlook, in part caused by the earthquake in March.

Water

Market volatility throughout the year again led us to add to traditionally defensive sub-sectors with greater earnings visibility due to long term contracts, a utility business model, or recurring consumables revenue. We added to Thermo Fisher Scientific, Inc. (analytical instruments, US), ENN Energy Holdings, Ltd. (natural gas distribution, China), Roper Industries, Inc. (automated meter reading technology, US), American Water (water utility, US), IDEX Corp. (environmental testing & gas sensing, US) and Kemira Oyj (water treatment, Finland).

Fears over exposure to declining cyclical end markets led us to reduce positions in Horiba, Ltd. (environmental and engine testing, Japan), Campbell Brothers, Ltd. (environmental testing, Australia) and Watts Water Technologies, Inc.(water control products, US) during the period. We also sold out of Veolia (water utility and waste management, France) due to weak management execution.

What portfolio holdings contributed positively to performance?

Factors that contributed positively to performance over the year included:

Pax World Global Green Fund

December 31, 2011

•	Stock selection within water utilities

•	Sector allocation and stock selection in the water treatment sector

•	Stock selection in the water infrastructure sector

•	Sector allocation and stock selection in the environmental testing sector

•	Stock selection in the pollution control sector

•	Underweight positions (i.e. sector allocation) in renewable energy

•	Stock selection in power network efficiency

•	M&A activity

Water utilities performed well due to their defensive characteristics. Pennon Group PLC (water utility, UK) was a strong performer as a beneficiary of rising UK inflation, while American Water Works Co. attracted new investors due to improved return on equity and an attractive discount versus its peers.

Other defensive business models where long term contracts or consumables that give investors improved visibility on earnings led to strong performance included Pall (filtration, US), Yingde Gases Group Co., Ltd. (industrial gases, Hong Kong) and Roper Industries with medical and niche businesses offering limited cyclicality.

M&A activity in the portfolio was strong in 2011. Nalco (water treatment chemicals, US) was acquired by Ecolab, Inc. (water treatment equipment, US), Hansen Transmissions (wind turbine gearboxes, Belgium) was acquired by ZF Friedrichshafen (vehicle parts, Germany), while EDP Renovaveis SA (renewable IPP, Spain) benefited from a sale of a minority stake by the Portuguese government in its parent company EDP to a Chinese utility.

What portfolio holdings detracted from performance? Factors that detracted from performance over the year included:

•	Allocation to and stock selection in energy efficiency sub-sectors

•	Allocation to and stock selection in the recycling sector

Many of the stocks that performed well in 2010 performed poorly in 2011, particularly those exposed to summer’s decline in industrial production data, deteriorating industrial data in the German market (traditionally an indicator of industrial activity for Europe) and market turmoil caused by the sovereign debt crisis. US stocks Emerson Electric and Johnson Controls underperformed on weak US industrial data while European companies Prysmian (industrial energy efficiency, Italy) and Invensys (automation and rail signaling, UK) underperformed due to the impact of ongoing uncertainty regarding a solution to the sovereign debt crisis.

Pax World Global Green Fund

December 31, 2011

Excess LED inventory among Asian technology companies impacted performance of Delta Electronics (power electronics, Taiwan) and Epistar (LED manufacturer, Taiwan). Japanese stocks underperformed due to a combination of strong Yen impacting performance and key end market weakness caused by the March earthquake and Thai flooding. Murata (efficient electronic components, Japan) was impacted by the strength of the Yen while Daiseki (hazardous waste management, Japan) was impacted by lower volumes in the automotive market, in part caused by the Thai floods.

Portfolio Highlights (Unaudited)

Total Return — Historical

Returns — Period ended December 31, 2011

		Total Return	Average Annual Return
Share class	Ticker Symbol	1 year	3 year	Since Inception
Individual Investor Class[1]	PGRNX	-10.39%	11.08%	-3.40%
Institutional Class[1]	PGINX	-10.07%	11.41%	-3.13%
R Class[1]	PGRGX	-10.63%	10.82%	-3.66%
MSCI World (Net) Index2, [4]		-5.54%	11.13%	-3.03%
FTSE Environmental Opportunities
Index Series3, [4]		-13.55%	12.19%	—

Pax World Global Green Fund

December 31, 2011

Portfolio Highlights (Unaudited), continued

[1]

The Fund’s inception date is March 27, 2008. The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

[2]

The MSCI World (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World (Net) Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Performance for the MSCI World Index is shown “net”, which includes dividend reinvestments after deduction of foreign withholding tax.

[3]

The FTSE Environmental Opportunities Index Series measures the performance of global companies that have significant involvement in environmental business activities, including renewable and alternative energy, energy efficiency, water technology and waste and pollution control. The FTSE Environmental Opportunities Index Series requires companies to have at least 20% of their business derived from environmental markets and technologies. The FTSE Environmental Opportunities Index Series is published by a joint venture of Impax Asset Management, Ltd. (“Impax”) with FTSE International. Impax is also the sub-adviser to the Pax World Global Green Fund.

[4]

Unlike the Global Green Fund, the MSCI World (Net) Index and the FTSE Environmental Opportunities Index Series are not investments, are not professionally managed, have no policy of sustainable investing and do not reflect deductions for fees, expenses or taxes.

Asset Allocation	Percent of Investments
Foreign Stocks	54.5%
U.S. Stocks	42.7%
Cash & Cash Equivalents	2.8%

Total	100.0%

Top Ten Holdings
Company	Percent of Net Assets
Air Products & Chemicals, Inc.	4.0%
GEA Group AG	3.8%
Johnson Controls, Inc.	3.8%
Emerson Electric Co.	3.6%
Linde AG	3.5%
Thermo Fisher Scientific, Inc.	3.4%
Roper Industries, Inc.	3.2%
3M Co.	3.1%
Cooper Industries PLC	3.0%
American Water Works Co., Inc.	3.0%

Total	34.4%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

December 31, 2011

Environmental Markets Classification System (EMCS)

Sector	Sub Sector	Percent of Net Assets
Renewable & Alternative Energy		6.1%
	Other Renewables Equipment	1.8%
	Renewable Energy Developers & IPPs*	4.3%
Energy Efficiency		37.5%
	Power Network Efficiency	8.0%
	Industrial Energy Efficiency	12.7%
	Buildings Energy Efficiency	11.5%
	Diversified Energy Efficiency	5.3%
Water Infrastructure & Technologies		18.3%
	Water Infrastructure	8.6%
	Water Treatment Equipment	5.9%
	Water Utilities	3.8%
Pollution Control		13.6%
	Pollution Control Solutions	5.3%
	Environmental Testing & Gas Sensing	8.3%
Waste Management & Technologies		8.1%
	Waste Technology Equipment	2.1%
	Hazardous Waste Management	2.0%
	General Waste Management	4.0%
Diversified Environmental		13.4%
	Diversified Environmental	13.4%
Other		3.0%

Total		100.0%

*	IPPs: Independent Power Producers

May include companies representing multiple industries within a single “Sector”.

Geographic Diversification

Country	Percent of Net Assets
United States	45.5%
Germany	9.9%
United Kingdom	9.2%
Japan	7.7%
China	5.0%
Hong Kong	4.9%
Taiwan	4.7%
France	2.9%
Spain	2.0%
Ireland	1.9%
Belgium	1.6%
Finland	1.5%
Australia	1.3%
Italy	0.9%
Philippines	0.8%
Cash & Other Assets and Liabilities	0.2%

Total	100.0%

December 31, 2011

Sustainable Investing

Sustainability Update

One of the principal ways that smaller asset managers like Pax become active owners of stocks and bonds is through collaboration with others. While some companies may ignore or give lip service to many investor requests, the more investors that express their concerns, the less acceptable such responses are.

Corporate managers have many things to attend to, and sustainability is not one of the issues that two centuries of corporate tradition tends to regard as significant, or in financial terms, material. It is becoming one, however. The Massachusetts Institute of Technology (MIT) and Boston Consulting Group (BCG) recently published their third annual Sustainability & Innovation Global Executive Study, and concluded that sustainability is nearing a tipping point in terms of managers’ evaluation of issues that warrant attention. The MIT/BCG study surveys companies, and in its 2011 survey found that 70% of the respondents to its survey indicated that sustainability is on the agenda of management, and two-thirds of respondents said that sustainability was “critically important” to competitiveness.1

We and other investors that have maintained a commitment to sustainable investing for many years can take some credit for this progress. Over the past half-year, we have joined several investor coalitions to advance sustainability on multiple fronts. Examples of some of this work include the following:

1.	Human Rights: Pax was a signatory to a letter expressing support for the Trafficking Victims Protection Reauthorization Act (TVPRA), S.1301, sponsored by ATEST (Alliance To End Slavery and Trafficking). This landmark legislation provides the tools necessary to combat trafficking and modern-day slavery at home and abroad. It was originally signed into law in 2000 and reauthorized in 2003, 2005 and 2008, and must be reauthorized again to remain in effect. Although the bill was passed in the House of Representatives, the House removed key provisions of the bill, and we continue to maintain support for a more robust bill in the Senate.

December 31, 2011

2.	Diversity: Pax signed on to an investor letter to the Financial Reporting Council (FRC) of the United Kingdom in response to the FRC’s consultation on potential revisions to the UK Corporate Governance Code with respect to gender diversity. The letter supported the UK moving ahead in incorporating gender disclosure in the annual reports of boards’ nominating committees. Specifically, the investors expressed support for the idea that nominating committees should describe the board’s policy on gender diversity in the boardroom, including measurable objectives for implementation on that policy and progress toward achieving those objectives.

3.	Pax participated in several environmental initiatives in 2011:

a.	As we have in the past, Pax continues to be a signatory to the Carbon Disclosure Project (CDP), including the CDP, CDP Water Disclosure, and Carbon Action; the Forest Footprint Disclosure Project; and the Investor Network on Climate Disclosure. Pax participated in a structured engagement through the Principles for Responsible Investment for the CDP Water Disclosure initiative and another engagement for CDP on the CDP Leadership Initiative (CDPLI). Pax was a signatory to a letter prepared by NEI Investments of Canada to the co-chairs of the Alberta Environmental Monitoring Panel commending the panel for designing a good environmental monitoring system for oil company operations in the Alberta Oil Sands, and urging the Panel to follow up with a robust monitoring system for such operations.

b.	Pax continues to be a signatory to the Global Investor Statement on Climate Change, an initiative coordinated by the UN Environment Programme Finance Initiatives, the Investor Network on Climate Risk (INCR), and the Institutional Investor Group on Climate Change. The statement urges national policymakers to establish and enforce policies limiting emissions of greenhouse gases.

c.	Pax was signatory to two letters to state legislators, coordinated by INCR, one supporting a regional Clean Fuel Standard for New England and the Mid-Atlantic States, and a similar letter for California.

December 31, 2011

Sustainability Report, continued

d.        Pax signed on to a public statement, coordinated by the Investor Environmental Health Network and Boston Common Asset Management, supporting the establishment of environmental key performance indicators for oil and gas companies using hydraulic fracturing techniques to produce natural gas. The use of this technique has grown dramatically in the United States as a means to produce natural gas from so-called tight shale formations in which conventional gas drilling is impossible, and presents several unique risks, including drinking water contamination and increased greenhouse gas emissions.

e.        Pax was a signatory to a letter, coordinated by INCR, sent to members of Congress urging them to support EPA’s efforts to propose and implement new, stronger implementation rules for electric utilities under the Clean Air Act. The letter focused on regulation of mercury and air toxics emissions, and urged Congress to support EPA’s efforts to try to reduce these emissions from utilities.

f.         Pax was also a signatory to a letter, coordinated by Ceres, sent to all the companies in the Russell 1000 Index urging companies to integrate Environmental, Social and Governance (ESG) issues into their business decision-making strategies and investor communications. This was intended as a first step in a longer initiative, which is far from complete.

[1]    David Kron, Nina Kruschwitz, Knut Haanaes and Ingrid von Streng Velken, “Sustainability Nears a Tipping Point,” Sloan Management Review, December 15, 2011.

Pax World ESG Criteria Pax World Funds takes into consideration the following ESG criteria when looking at all potential investments: Environment
•	Air, water & soil emissions
•	Pollution prevention
•	Recycling & waste reduction
•	Energy & resource efficiency
•	Use of clean & renewable energy
•	Climate change initiatives
•	Promoting sustainable development
Workplace
•	Diversity
•	Equal opportunity
•	Workplace health & safety
•	Labor-management relations
•	Vendor standards
•	Human rights
Corporate Governance
•	Board independence & diversity
•	Executive compensation
•	Auditor independence
•	Shareholder rights
•	Disclosure & transparency
•	Business ethics
•	Legal & regulatory compliance
Product Integrity
•	Product health & safety
•	Animal welfare
•	Consumer issues
•	Emerging technology issues
Community
•	Community commitment & relationships
•	Philanthropic activities
•	Responsible lending practices

December 31, 2011

Shareholder Expense Examples (Unaudited)

Examples As a shareholder of the Pax World Balanced, Growth, Small Cap, International, High Yield Bond, Global Women’s Equality, or Global Green Funds, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The examples on the next page are intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and compare these costs with the ongoing costs of investing in other mutual funds. For more information, see the prospectus or talk to your financial adviser.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning on July 1, 2011 and ending on December 31, 2011.

Please note that Individual Retirement Account (IRA), Coverdell Education Savings, Roth IRA, SEP-IRA, SIMPLE IRA, and 403(b)(7) accounts are charged an annual custodial fee of $12. If you are invested in one of these account types, you should add an additional $6 to the estimated expenses paid during the period.

Actual Expenses For each Fund, the first table on the next page provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. For the Fund, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes For each Fund, the second table on the following page provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

45

December 31, 2011

Shareholder Expense Examples (Unaudited), continued

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Based on Actual Fund Return	Beginning Account Value (7/1/11)	Ending Account Value (12/31/11)	Annualized Expense Ratio	Expenses Paid During Period[1]
Balanced Fund - Individual Investor	$1,000.00	$929.20	0.95%	$4.79
Balanced Fund - Institutional	1,000.00	930.20	0.70%	3.52
Balanced Fund - R	1,000.00	928.10	1.20%	6.06
Growth Fund - Individual Investor[2]	1,000.00	908.10	1.29%	6.20
Growth Fund - Institutional[2]	1,000.00	909.70	1.04%	5.01
Growth Fund - R2	1,000.00	906.70	1.54%	7.40
Small Cap Fund - Individual Investor	1,000.00	892.00	1.24%	6.40
Small Cap Fund - Institutional	1,000.00	893.70	0.99%	5.11
Small Cap Fund - R	1,000.00	891.70	1.49%	7.68
International Fund - Individual Investor	1,000.00	808.00	1.40%	7.02
International Fund - Institutional	1,000.00	810.50	1.15%	5.77
International Fund - R	1,000.00	808.20	1.65%	8.26
High Yield Bond Fund - Individual Investor	1,000.00	980.30	0.97%	4.86
High Yield Bond Fund - Institutional	1,000.00	981.30	0.72%	3.59
High Yield Bond Fund - R	1,000.00	979.10	1.22%	6.12
Global Women’s Equality Fund - Individual Investor	1,000.00	887.10	1.24%	6.24
Global Women’s Equality Fund - Institutional	1,000.00	888.10	0.99%	4.99
Global Green Fund - Individual Investor	1,000.00	856.90	1.40%	7.10
Global Green Fund - Institutional	1,000.00	858.40	1.15%	5.84
Global Green Fund - R	1,000.00	855.40	1.65%	8.37

1 Expenses are equal to each Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period beginning on July 1, 2011 and ending on December 31, 2011).

2 Effective May 1, 2011, the expense caps for the Growth Fund were reduced (see Note B for more information). Expense examples are based on the most recent six-month expense ratio, which will differ from the amount expense ratio shown in the Financial Highlights.

December 31, 2011

Shareholder Expense Examples (Unaudited), continued

Based on Hypothetical 5% Return (before expenses)	Beginning Account Value (7/1/11)	Ending Account Value (12/31/11)	Annualized Expense Ratio	Expenses Paid During Period[1]
Balanced Fund - Individual Investor	$1,000.00	$1,020.42	0.95%	$4.84
Balanced Fund - Institutional	1,000.00	1,021.68	0.70%	3.57
Balanced Fund - R	1,000.00	1,019.16	1.20%	6.11
Growth Fund - Individual Investor[2]	1,000.00	1,018.70	1.29%	6.56
Growth Fund - Institutional[2]	1,000.00	1,019.96	1.04%	5.30
Growth Fund - R2	1,000.00	1,017.44	1.54%	7.83
Small Cap Fund - Individual Investor	1,000.00	1,018.95	1.24%	6.31
Small Cap Fund - Institutional	1,000.00	1,020.21	0.99%	5.04
Small Cap Fund - R	1,000.00	1,017.69	1.49%	7.58
International Fund - Individual Investor	1,000.00	1,018.15	1.40%	7.12
International Fund - Institutional	1,000.00	1,019.41	1.15%	5.85
International Fund - R	1,000.00	1,016.89	1.65%	8.39
High Yield Bond Fund - Individual Investor	1,000.00	1,020.32	0.97%	4.94
High Yield Bond Fund - Institutional	1,000.00	1,021.58	0.72%	3.67
High Yield Bond Fund - R	1,000.00	1,019.06	1.22%	6.21
Global Women’s Equality Fund - Individual Investor	1,000.00	1,018.95	1.24%	6.31
Global Women’s Equality Fund - Institutional	1,000.00	1,020.21	0.99%	5.04
Global Green Fund - Individual Investor	1,000.00	1,018.15	1.40%	7.12
Global Green Fund - Institutional	1,000.00	1,019.41	1.15%	5.85
Global Green Fund - R	1,000.00	1,016.89	1.65%	8.39

[1]

Expenses are equal to each Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period beginning on July 1, 2011 and ending on December 31, 2011).

[2]

Effective May 1, 2011, the expense caps for the Growth Fund were reduced (see Note B for more information). Expense examples are based on the most recent six-month expense ratio, which will differ from the expense ratio shown in the Financial Highlights.

Pax World Balanced Fund

December 31, 2011

Schedule of Investments

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 69.6%

Consumer Discretionary: 3.4%
BorgWarner, Inc. (a)	166,098	$10,587,087
Comcast Corp., Class A (d)	200,000	4,742,000
Darden Restaurants, Inc.	130,000	5,925,400
GameStop Corp., Class A (a)	180,900	4,365,117
Hennes & Mauritz AB, B Shares	135,000	4,330,792
Johnson Controls, Inc. (d)	180,000	5,626,800
Macy’s, Inc.	160,000	5,148,800
Skullcandy, Inc. (a)(f)	248,100	3,106,211
Target Corp. (d)	150,000	7,683,000
Time Warner, Inc. (d)	280,000	10,119,200

		61,634,407

Consumer Staples: 2.8%
Corn Products International, Inc. (d)	558,860	29,390,447
Natura Cosmeticos SA	210,000	4,082,349
Procter & Gamble Co., The	250,000	16,677,500

		50,150,296

Energy: 10.2%
Baker Hughes, Inc. (d)	620,410	30,176,742
Canadian Natural Resources, Ltd.	180,000	6,726,600
Ensco PLC, ADR	704,300	33,045,756
EQT Corp.	645,300	35,355,987
Noble Energy, Inc. (d)	149,800	14,139,622
Penn West Petroleum, Ltd.	280,000	5,549,153
Rosetta Resources, Inc. (a)(d)	275,725	11,994,038
Sasol Ltd., ADR	149,900	7,105,260
Statoil ASA, ADR (f)	921,825	23,607,938
Suncor Energy, Inc.	513,200	14,795,557

		182,496,653

Financials: 5.2%
American Express Co.	260,000	12,264,200
Bank of New York Mellon Corp., The	421,300	8,388,083
BlackRock, Inc.	77,500	13,813,600
Charles Schwab Corp., The (f)	642,659	7,236,340
Digital Realty Trust, Inc., REIT (f)	150,000	10,000,500
Hospitality Properties Trust, REIT	200,000	4,596,000
JPMorgan Chase & Co.	491,725	16,349,856
Och-Ziff Capital Mgmt. Group, LP, Class A	268,468	2,257,816
Plum Creek Timber Co., Inc., REIT (f)	199,579	7,296,608
State Street Corp. (d)	270,600	10,907,886

		93,110,889

Health Care: 5.2%
Amgen, Inc. (d)	302,371	19,415,242
Becton Dickinson & Co. (f)	523,530	39,118,162
Pfizer, Inc.	370,000	8,006,800
Roche Holding AG	122,500	20,716,987
St. Jude Medical, Inc. (d)	150,000	5,145,000

		92,402,191

Industrials: 11.2%
3M Co.	30,000	2,451,900
Bombardier, Inc., Class B	900,000	3,586,748
CCR SA	1,100,000	7,206,541
Cummins, Inc. (d)	268,698	23,650,798
Deere & Co.	753,900	58,314,165
Eaton Corp.	45,000	1,958,850
Emerson Electric Co. (d)	516,534	24,065,319
Expeditors International of Washington, Inc.	424,500	17,387,520
Genesee & Wyoming, Inc., Class A (a)	10,000	605,800
Masco Corp. (f)	1,050,000	11,004,000
Nordson Corp.	408,800	16,834,384
Pentair, Inc. (d)	155,000	5,159,950
Royal Philips	100,000	2,098,169
Stericycle, Inc. (a)(d)	65,000	5,064,800
Timken Co.	373,800	14,469,798
Watsco, Inc.	85,000	5,581,100

		199,439,842

Information Technology: 17.8%
Altera Corp.	180,000	6,678,000
Apple, Inc. (a)	110,000	44,550,000
Autodesk, Inc. (a)	80,000	2,426,400
Citrix Systems, Inc. (a)	40,000	2,428,800
Cognizant Technology Solutions, Class A (a)	140,594	9,041,600
EMC Corp. (a)(f)	2,366,899	50,983,004
F5 Networks, Inc. (a)	25,000	2,653,000
Google, Inc., Class A (a)	27,760	17,930,184
IBM (f)	115,000	21,146,200
InterDigital, Inc. (f)	135,000	5,881,950
Intuit, Inc.	830,000	43,649,700
Juniper Networks, Inc. (a)	285,000	5,816,850
Micron Technology, Inc. (a)	1,062,619	6,683,874
NetApp, Inc. (a)	230,000	8,342,100
Nintendo Co., Ltd.	42,500	5,834,914
Oracle Corp.	360,000	9,234,000
Qualcomm, Inc. (d)	1,030,900	56,390,230
Riverbed Technology, Inc. (a)	366,400	8,610,400

SEE NOTES TO FINANCIAL STATEMENTS	48

Pax World Balanced Fund

December 31, 2011

Schedule of Investments, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued

Information Technology, continued
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	430,399	$5,556,451
Teradata Corp. (a)	75,000	3,638,251

		317,475,908

Materials: 4.1%
Air Products & Chemicals, Inc. (d)	65,000	5,537,350
Ecolab, Inc. (d)(f)	50,000	2,890,500
Molycorp, Inc. (a)(f)	70,000	1,678,600
Nucor Corp.	340,000	13,453,800
Potash Corp. of Saskatchewan, Inc.	210,000	8,668,800
Rio Tinto PLC, ADR (f)	357,200	17,474,224
Syngenta AG, ADR (a)	330,000	19,450,200
Vale SA, ADR	185,000	3,968,250

		73,121,724

Telecommunication Services: 6.1%
America Movil SAB de CV, Series L, ADR (d)	1,221,334	27,602,148
American Tower Corp., Class A	811,867	48,720,139
AT&T, Inc.	25,000	756,000
Portugal Telecom SGPS SA	766,771	4,416,152
Vodafone Group PLC, ADR	978,700	27,432,961

		108,927,400

Utilities: 3.6%
CenterPoint Energy, Inc.	230,000	4,620,700
ONEOK, Inc.	667,128	57,833,326
Xcel Energy, Inc.	95,000	2,625,800

		65,079,826

Total Common Stocks (Cost $1,106,329,143)		1,243,839,136

EXCHANGE TRADED FUNDS: 0.5%
iShares Barclays TIPS Bond Fund	50,100	5,846,169
SPDR Gold Shares (a)	15,250	2,317,848

Total Exchange Traded Funds (Cost $6,431,144)		8,164,017

BONDS: 29.3%

Community Investment Notes: 0.1%
CINI Investment Note, 2.000%, 10/18/14 (c)	250,000	250,000
Self Help Venture Note, 4.228%, 01/28/15 (c)	2,000,000	2,000,302

Total Community Investment Notes (Cost $2,250,000)		2,250,302

CORPORATE BONDS: 13.7%

Consumer Discretionary: 0.7%
Best Buy Co., Inc., 3.750%, 03/15/16	2,396,000	2,362,674
Harley-Davidson Funding Corp., 144A, 5.250%, 12/15/12 (e)	3,000,000	3,091,686
Time Warner Cable, Inc., 6.750%, 07/01/18	3,000,000	3,567,936
VF Corp., 5.950%, 11/01/17	2,235,000	2,642,103

		11,664,399

Consumer Staples: 1.5%
Anheuser-Busch InBev Worldwide, 5.375%, 11/15/14	3,052,000	3,393,443
Anheuser-Busch InBev Worldwide, 3.625%, 04/15/15	1,175,000	1,252,166
Corn Products International, Inc., 3.200%, 11/01/15	500,000	517,064
Estee Lauder Co., Inc., 6.000%, 01/15/12	1,599,000	1,601,187
Estee Lauder Co., Inc., 7.750%, 11/01/13	5,000,000	5,567,470
Kellogg Co., 4.150%, 11/15/19	2,000,000	2,167,578
Kimberly-Clark Corp., 5.000%, 08/15/13	3,150,000	3,361,907
Kimberly-Clark Corp., 6.125%, 08/01/17	5,000,000	6,123,370
Kraft Foods, Inc., 6.125%, 08/23/18	2,000,000	2,363,172

		26,347,357

Energy: 1.0%
Baker Hughes, Inc., 7.500%, 11/15/18	2,230,000	2,946,013
ConocoPhillips, 5.200%, 05/15/18	2,850,000	3,322,299
ONEOK Partners, LP, 8.625%, 03/01/19	3,775,000	4,852,710

49	SEE NOTES TO FINANCIAL STATEMENTS

Pax World Balanced Fund

December 31, 2011

Schedule of Investments, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value

CORPORATE BONDS, continued

Energy, continued
Southern Union Co., 3.447%, 11/01/66	$2,600,000	$2,437,500
Statoil ASA, 144A, 5.125%, 04/30/14 (e)	3,000,000	3,268,314
Talisman Energy, Inc., 3.750%, 02/01/21	1,000,000	984,997

		17,811,833

Financials: 4.7%
American Express Bank, FSB, 5.500%, 04/16/13	2,000,000	2,091,158
American Express Centurion Bank, 5.550%, 10/17/12	2,000,000	2,062,100
American Express Co., 7.000%, 03/19/18	1,000,000	1,209,980
American Honda Finance Corp., 144A, 6.700%, 10/01/13 (e)	3,000,000	3,238,107
American Tower Corp., 7.250%, 05/15/19	1,665,000	1,888,020
Bank of New York Mellon Corp., The, 4.300%, 05/15/14	4,000,000	4,294,224
Bank of New York Mellon Corp., The, 2.950%, 06/18/15	3,000,000	3,113,739
BB&T Corp., 1.125%, 04/28/14	500,000	494,123
BB&T Corp., 6.850%, 04/30/19	2,000,000	2,444,096
Bear Stearns Cos. LLC, 6.950%, 08/10/12	2,000,000	2,074,364
Branch Banking & Trust Co./Wilson NC, 0.862%, 09/13/16	2,000,000	1,803,826
Credit Suisse New York, 5.000%, 05/15/13	4,855,000	4,981,929
Fifth Third Bank, 0.576%, 05/17/13	1,347,000	1,322,258
HSBC Holdings, PLC, 5.100%, 04/05/21	2,000,000	2,129,120
International Finance Corp., 2.250%, 04/28/14	2,000,000	2,072,088
JPMorgan Chase & Co., 5.125%, 09/15/14	2,000,000	2,109,932
JPMorgan Chase & Co., 3.700%, 01/20/15	2,000,000	2,075,100
JPMorgan Chase & Co., 3.400%, 06/24/15	2,000,000	2,040,400
JPMorgan Chase & Co., 7.000%, 03/16/16 (i)(US)	3,000,000	3,141,033
JPMorgan Chase & Co., 3.250%, 11/23/16	2,000,000	1,981,126
JPMorgan Chase & Co., 4.400%, 07/22/20	1,000,000	1,023,028
JPMorgan Chase & Co., 5.250%, 05/27/21	2,000,000	1,999,974
JPMorgan Chase Bank N.A., 5.875%, 06/13/16	2,500,000	2,708,738
JPMorgan Chase Bank N.A., 0.872%, 06/13/16	2,000,000	1,791,870
Monumental Global Funding, Ltd., 144A, 5.500%, 04/22/13 (e)	2,000,000	2,083,374
PNC Bank NA, 6.875%, 04/01/18	2,000,000	2,271,168
PNC Funding Corp., 5.250%, 11/15/15	2,000,000	2,177,202
Principal Life Global Funding I, 144A, 6.250%, 02/15/12 (e)	2,000,000	2,012,734
Prudential Financial, Inc., 4.750%, 04/01/14	3,000,000	3,164,583
Prudential Financial, Inc., 7.375%, 06/15/19	2,000,000	2,367,596
Prudential Financial, Inc., 5.870%, 11/02/20	3,000,000	3,067,080
State Street Corp., 4.956%, 03/15/18	4,010,000	4,173,628
Toyota Motor Credit Corp., 5.030%, 01/18/15	2,000,000	1,987,040
Willis North America, Inc., 5.625%, 07/15/15	4,895,000	5,201,961
Wilmington Trust Corp., 8.500%, 04/02/18	1,000,000	1,202,148

		83,798,847

Health Care: 2.4%
Agilent Technologies, Inc., 5.500%, 09/14/15	3,000,000	3,309,690
Becton, Dickinson & Co., 3.250%, 11/12/20	3,000,000	3,112,809
Biogen Idec, Inc., 6.875%, 03/01/18	2,500,000	3,025,565
Celgene Corp., 2.450%, 10/15/15	2,000,000	2,027,980
Celgene Corp., 3.950%, 10/15/20	2,000,000	2,017,958
Express Scripts, Inc., 6.250%, 06/15/14	3,000,000	3,271,677
St. Jude Medical, Inc., 2.500%, 01/15/16	5,000,000	5,162,485

SEE NOTES TO FINANCIAL STATEMENTS	50

Pax World Balanced Fund

December 31, 2011

Schedule of Investments, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value

CORPORATE BONDS, continued

Health Care, continued
Teva Pharmaceutical Finance Co. LLC, 5.550%, 02/01/16	$2,000,000	$2,262,830
Teva Pharmaceutical Finance III, 1.067%, 03/21/14	3,000,000	2,984,529
Thermo Fisher Scientific, Inc., 3.200%, 03/01/16	2,000,000	2,114,718
UnitedHealth Group, Inc., 4.875%, 02/15/13	2,500,000	2,604,003
UnitedHealth Group, Inc., 4.875%, 03/15/15	119,000	131,793
UnitedHealth Group, Inc., 5.375%, 03/15/16	4,000,000	4,592,432
UnitedHealth Group, Inc., 6.000%, 02/15/18	2,500,000	2,976,292
WellPoint Health Networks, Inc., 6.375%, 01/15/12	2,991,000	2,996,368

		42,591,129

Industrials: 1.3%
Atlas Copco AB, 144A, 5.600%, 05/22/17 (e)	2,505,000	2,838,040
CSX Corp., 7.375%, 02/01/19	2,000,000	2,496,412
Emerson Electric Co., 5.250%, 10/15/18	1,000,000	1,184,333
Ingersoll-Rand Co., 6.443%, 11/15/27	2,000,000	2,465,782
Pentair, Inc., 5.000%, 05/15/21	4,050,000	4,283,073
Ryder System, Inc., 6.000%, 03/01/13	2,000,000	2,103,490
Ryder System, Inc., 5.850%, 11/01/16	2,000,000	2,301,402
Union Pacific Corp., 5.375%, 05/01/14	2,000,000	2,174,658
Union Pacific Corp., 5.700%, 08/15/18	2,200,000	2,612,190
United Parcel Service, Inc., 5.500%, 01/15/18	1,000,000	1,199,913

		23,659,293

Information Technology: 0.9%
Adobe Systems, Inc., 3.250%, 02/01/15	2,000,000	2,100,896
Adobe Systems, Inc., 4.750%, 02/01/20	1,150,000	1,250,497
Corning, Inc., 8.875%, 08/15/21	2,000,000	2,649,300
IBM Corp., 2.100%, 05/06/13	1,435,000	1,465,092
IBM Corp., 2.000%, 01/05/16	1,750,000	1,796,730
IBM Corp., 5.700%, 09/14/17	5,000,000	6,061,931

		15,324,446

Materials: 0.3%
Potash Corp of Saskatchewan, Inc., 3.250%, 12/01/17	2,000,000	2,095,010
Rio Tinto Finance USA, Ltd., 8.950%, 05/01/14	3,000,000	3,510,429

		5,605,439

Telecommunication Services: 0.7%
America Movil SAB de CV, 9.000%, 01/15/16 (b)(h)(MX)	52,000,000	4,048,836
AT&T, Inc., 4.850%, 02/15/14 (f)	2,500,000	2,696,043
Virgin Media Finance PLC, 6.500%, 01/15/18	1,000,000	1,067,500
Vodafone Group PLC, 6.750%, 01/10/13 (i)	3,000,000	3,124,921
Vodafone Group PLC, 5.625%, 02/27/17	3,000,000	3,487,358

		14,424,658

Utilities: 0.2%
American Water Capital Corp., 6.085%, 10/15/17	3,000,000	3,494,064

Total Corporate Bonds (Cost $229,452,570)		244,721,465

U.S. GOVERNMENT AGENCY BONDS: 4.6%

Federal Farm Credit Bank (Agency): 1.1%
3.850%, 02/11/15	4,000,000	4,387,240
3.875%, 01/10/19	3,000,000	3,001,812
5.500%, 08/22/19	1,900,000	2,383,107
2.540%, 11/21/19	4,000,000	4,014,748
2.625%, 05/14/20	2,000,000	2,001,824
2.800%, 11/09/20	4,000,000	4,008,972

		19,797,703

Federal Home Loan Bank System (Agency): 0.6%
5.000%, 09/14/12	2,500,000	2,581,405
4.110%, 09/27/13	4,000,000	4,257,576
5.625%, 06/13/16	2,000,000	2,269,232
1.000%, 10/11/19	2,500,000	2,500,468

		11,608,681

51	SEE NOTES TO FINANCIAL STATEMENTS

Pax World Balanced Fund

December 31, 2011

Schedule of Investments, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value

U.S. GOVERNMENT AGENCY BONDS, continued

Freddie Mac (Agency): 0.6%
1.375%, 01/09/13	$1,000,000	$1,011,792
1.000%, 12/19/14	2,000,000	2,000,452
1.150%, 12/30/15	2,000,000	2,006,076
0.500%, 09/28/16	3,000,000	3,003,141
2.000%, 11/29/18	2,000,000	2,004,860

		10,026,321

Fannie Mae (Agency): 2.3%
4.000%, 01/28/13	7,000,000	7,272,384
4.000%, 04/02/13	3,000,000	3,139,752
0.500%, 09/06/13	3,000,000	2,999,274
1.000%, 11/07/14	3,325,000	3,334,403
1.000%, 12/05/14	2,000,000	2,000,142
2.050%, 04/20/15	1,650,000	1,655,326
3.000%, 08/17/15	3,000,000	3,009,585
2.000%, 03/10/16	3,000,000	3,109,767
3.000%, 10/25/16	2,000,000	2,016,451
1.500%, 10/26/16	3,000,000	3,014,196
1.750%, 11/14/16	2,000,000	2,010,550
2.200%, 10/27/17	5,000,000	5,193,530
3.000%, 06/27/19	2,000,000	2,072,802

		40,828,162

Total U.S. Government Agency Bonds (Cost $80,149,156)		82,260,867

GOVERNMENT BONDS: 0.8%
Canadian Government, 2.500%, 06/01/15 (g)(CA)	3,000,000	3,081,747
Private Export Funding Corp., 4.974%, 08/15/13	2,000,000	2,142,442
U.S. Dept of Housing & Urban Development, 4.330%, 08/01/15	3,000,000	3,366,264
U.S. Dept of Housing & Urban Development, 4.620%, 08/01/18	5,000,000	5,949,655

Total Government Bonds (Cost $12,881,366)		14,540,108

MUNICIPAL BONDS: 2.0%
Alderwood Washington Water & Waste. Distr., 5.150%, 12/01/25	2,435,000	2,674,312
City of Chicago, Illinois G.O., 5.250%, 01/01/17	4,000,000	4,610,200
Florida State Board of Education, 5.250%, 06/01/16	1,180,000	1,393,368
Florida State Board of Education, 5.000%, 06/01/16	3,050,000	3,511,404
Georgia, The State G.O., 5.000%, 05/01/23	2,000,000	2,426,460
Illinois State Toll Highway Authority, 5.000%, 01/01/23	4,000,000	4,348,880
Illinois State Toll Highway Authority, Series A-1, 5.000%, 01/01/23	2,000,000	2,215,540
Iowa Finance Authority, 3.430%, 08/01/19	2,000,000	2,146,140
Iowa Finance Authority Revolving Fund, 5.000%, 08/01/26	2,000,000	2,347,480
Metropolitan Washington DC Airport Authority, 4.625%, 10/01/24	3,000,000	3,259,050
New York State Dormitory Authority, Series A, 5.000%, 02/15/23	2,000,000	2,390,900
Portland Oregon Urban Renewal & Redevelopment, 6.031%, 06/15/18	3,800,000	4,395,877

Total Municipal Bonds (Cost $32,659,525)		35,719,611

U.S. TREASURY NOTE: 2.5%
3.375%, 06/30/13 (f)	1,000,000	1,047,110
1.875%, 07/15/13 (TIPS)	2,465,760	2,579,994
3.125%, 08/31/13	5,000,000	5,239,065
3.125%, 09/30/13	3,000,000	3,150,117
2.750%, 10/31/13	7,000,000	7,318,010
2.000%, 01/15/14 (TIPS)	3,676,410	3,895,557
1.875%, 07/15/15 (TIPS)	2,910,350	3,211,391
2.000%, 01/15/16 (TIPS)	2,281,740	2,551,804
3.375%, 11/15/19	5,000,000	5,700,390
3.625%, 02/15/20	2,000,000	2,319,844
1.250%, 07/15/20 (TIPS)	4,153,160	4,701,506
2.000%, 11/15/21 (f)	3,000,000	3,034,689

Total U.S. Treasury Notes (Cost $42,558,005)		$44,749,477

SEE NOTES TO FINANCIAL STATEMENTS	52

Pax World Balanced Fund

December 31, 2011

Schedule of Investments, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value

BONDS, continued

MORTGAGE-BACKED SECURITIES: 5.6%

Ginnie Mae (Mortgage-Backed) 0.5%
6.000%, 02/15/19	$299,788	$329,662
4.000%, 05/15/19	904,584	979,187
6.000%, 05/15/21	536,376	588,653
6.000%, 07/15/21	83,760	91,714
6.000%, 02/15/22	601,126	657,647
4.500%, 11/20/33	1,744,382	1,919,220
6.000%, 08/15/35	1,087,225	1,235,461
6.000%, 05/20/36	424,275	481,035
6.000%, 01/15/38	1,359,925	1,552,567
6.000%, 01/15/38	610,164	691,640
6.000%, 08/20/38	805,505	910,875

		9,437,661

Freddie Mac (Mortgage-Backed): 1.3%
4.000%, 05/01/14	322,703	333,975
5.000%, 08/01/18	999,339	1,076,411
4.500%, 09/01/18	292,571	314,097
4.000%, 09/01/18	208,375	221,252
5.500%, 10/01/18	305,020	332,061
5.500%, 10/01/18	209,725	229,111
5.000%, 10/01/18	465,739	503,404
5.000%, 11/01/18	244,277	263,651
5.000%, 11/01/18	210,716	226,967
3.500%, 11/01/25	2,585,905	2,698,492
3.500%, 05/01/26	2,379,033	2,482,613
5.500%, 12/01/27	1,789,704	1,943,850
3.594%, 05/01/36	156,070	162,056
5.902%, 04/01/37	1,097,814	1,163,434
7.462%, 09/01/37	283,557	309,458
2.642%, 01/01/38	2,484,106	2,624,377
5.000%, 07/01/39	2,470,731	2,660,966
5.000%, 08/01/39	1,768,181	1,904,324
5.500%, 10/01/39	2,130,811	2,323,991
3.500%, 01/01/41	1,811,173	1,861,774

		23,636,264

Fannie Mae (Mortgage-Backed): 3.5%
5.000%, 01/01/14	198,669	209,406
5.000%, 02/01/14	135,971	146,523
4.500%, 07/01/18	1,119,151	1,198,685
3.500%, 09/01/18	700,740	737,291
3.500%, 10/01/18	85,767	90,241
3.500%, 10/01/18	453,294	476,938
5.000%, 11/01/18	34,561	37,335
5.000%, 11/01/18	246,407	267,259
5.000%, 11/01/18	360,136	391,175
5.000%, 02/01/19	1,004,845	1,085,639
4.500%, 11/01/19	738,636	790,666
5.000%, 03/01/20	608,108	657,478
5.000%, 10/01/20	1,255,205	1,368,877
3.500%, 01/01/21	2,483,247	2,601,133
5.000%, 10/01/23	640,977	702,594
3.500%, 10/01/25	2,283,340	2,390,623
3.500%, 01/01/26	2,748,592	2,895,773
3.500%, 02/01/26	2,414,621	2,528,073
3.500%, 08/01/26	5,761,539	6,078,158
3.500%, 08/01/26	3,395,796	3,570,205
3.000%, 11/01/26	1,990,674	2,064,245
6.000%, 09/25/30	42,545	42,519
6.500%, 06/01/32	280,242	318,654
5.000%, 12/01/33	2,894,028	3,130,174
2.675%, 12/01/33	196,955	204,653
2.419%, 12/01/33	464,668	491,103
6.000%, 02/01/34	582,332	649,230
2.285%, 05/01/34	1,471,769	1,538,240
2.475%, 07/01/34	2,829,167	2,977,612
2.696%, 01/01/35	918,757	971,573
1.934%, 03/01/35	790,619	807,468
4.548%, 06/01/35	379,513	400,515
5.500%, 10/01/35	1,777,833	1,941,512
6.000%, 04/01/36	90,575	100,218
6.000%, 04/01/36	310,339	343,554
2.316%, 05/01/36	379,413	391,700
5.534%, 06/01/37	666,023	695,296
6.000%, 03/01/39	1,666,101	1,835,634
5.000%, 03/01/39	2,661,971	2,943,236
4.500%, 09/01/40	2,086,207	2,222,421
4.500%, 01/01/41	2,835,654	3,020,801
6.000%, 01/25/41	505,478	507,528
4.000%, 02/01/41	2,869,673	3,042,822
3.500%, 10/01/41	2,975,523	3,069,347

		61,934,127

Commercial Mortgage-Backed: 0.3%
JP Morgan Chase Commercial Mtg Sec Corp., 4.738%, 07/15/42	2,000,000	2,163,000
Morgan Stanley Capital I, Inc., 4.989%, 08/13/42	2,000,000	2,184,655

		4,347,655

53	SEE NOTES TO FINANCIAL STATEMENTS

Pax World Balanced Fund

December 31, 2011

Schedule of Investments, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value

BONDS, continued

Total Mortgage-Backed Securities (Cost $95,185,776)		$99,355,707

Total Bonds (Cost $495,136,398)		523,597,537

CERTIFICATES OF DEPOSIT: 0.0%
Hope Community Credit Union, 1.250%, 05/07/12	$100,000	100,000
Urban Partnership Bank, 0.350%, 03/29/12	248,000	248,000

TOTAL CERTIFICATES OF DEPOSIT (Cost $348,000)		348,000

MONEY MARKET: 0.0%
Self Help Credit Union Money Market Account (Cost $263,162)	263,162	263,162

TIME DEPOSIT: 0.0%
State Street Euro Dollar Time Deposit, 0.010%, 01/03/12	745,000	745,000

(Cost $745,000)

SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 2.2%
SSgA Institutional U.S. Government Money Market Fund	39,408,380	39,408,380

(Cost $39,408,380)

TOTAL INVESTMENTS: 101.6% (Cost $1,648,661,227)		1,816,365,232

PAYABLE UPON RETURN OF SECURITIES LOANED— (NET): -2.2%		(39,408,380)

OTHER ASSETS AND LIABILITIES— (NET): 0.6%		11,399,318

NET ASSETS: 100.0%		$1,788,356,170

(a) Non income producing security.

(b) Illiquid security.

(c) Fair Valued security.

(d) Security or partial position of this security has been segregated by the custodian to cover options Contracts.

(e) Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.

(f) Security or partial position of this security was on loan as of December 31, 2011. The total market value of securities on loan as of December 31, 2011 was $62,763,791 (Note A).

(g) Principal amount is in Canadian dollars; value is in U.S. dollars.

(h) Principal amount is in Mexican pesos; value is in U.S. dollars.

(i) Principal amount is in Australian dollars; value is in U.S. dollars.

ADR     American Depository Receipt

CA     Canada

LP     Limited Partnership

MX     Mexico

REIT     Real Estate Investment Trust

TIPS     Treasury Inflation Protected Securities

US     United States

SCHEDULE OF WRITTEN OPTIONS

CALLS:
America Movil SAB de CV, Series L expires January 2012, exercise price $28.75	$2,000	(10,000)
Comcast Corp., Class A expires January 2013, exercise price $27.00	300	(42,900)
Emerson Electric Co. expires January 2013, exercise price $60.00	305	(35,075)
Target Corp. expires January 2013, exercise price $62.50	300	(31,800)
Time Warner, Inc. expires January 2013, exercise price $40.00	300	(73,500)

TOTAL WRITTEN CALL OPTIONS (Premiums Received $386,453)		$(193,275)

PUTS:
Air Products & Chemicals, Inc. expires March 2012, exercise price $65.00	100	(7,500)
Corn Products International, Inc. expires April 2012, exercise price $35.00	100	(5,000)
Ecolab, Inc. expires April 2012, exercise price $45.00	100	(6,500)
iPATH S&P 500 VIX M/T Futures ETN expires January 2012, exercise price $45.00	300	(6,000)
Johnson Controls, Inc. expires April 2012, exercise price $25.00	100	(7,500)
Noble Energy, Inc. expires May 2012, exercise price $55.00	100	(5,500)
Pentair, Inc. expires May 2012, exercise price $30.00	100	(15,000)
Quicksilver Resources, Inc. expires January 2012, exercise price $12.50	500	(290,000)
Rosetta Resources, Inc. expires April 2012, exercise price $22.50	100	(7,500)
St. Jude Medical, Inc. expires January 2012, exercise price $42.50	500	(375,000)
Stericycle, Inc. expires May 2012, exercise price $60.00	100	(16,800)

TOTAL WRITTEN PUT OPTIONS (Premiums Received $394,415)		$(742,300)

SEE NOTES TO FINANCIAL STATEMENTS	54

Pax World Balanced Fund

December 31, 2011

Schedule of Investments

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value

COMMON STOCKS: 98.0%

Consumer Discretionary: 12.2%
Amazon.com, Inc. (a)	5,000	$865,500
Autoliv, Inc.	14,900	797,001
BorgWarner, Inc. (a)(c)	21,800	1,389,532
Coach, Inc.	20,500	1,251,320
Comcast Corp., Class A	48,000	1,138,080
Darden Restaurants, Inc.	30,000	1,367,400
GameStop Corp., Class A (a)(c)	42,000	1,013,460
Macy’s, Inc.	52,000	1,673,360
Marriott International, Inc., Class A	36,500	1,064,705
NIKE, Inc., Class B	18,210	1,754,898
VF Corp.	15,900	2,019,142

		14,334,398

Consumer Staples: 8.7%
General Mills, Inc.	61,500	2,485,215
Kimberly-Clark Corp. (c)	22,000	1,618,320
PepsiCo, Inc.	33,680	2,234,668
Procter & Gamble Co., The	29,100	1,941,261
Whole Foods Market, Inc.	27,250	1,896,055

		10,175,519

Energy: 10.4%
Baker Hughes, Inc.	27,000	1,313,280
Devon Energy Corp.	27,794	1,723,228
Hess Corp.	24,250	1,377,400
Lufkin Industries, Inc.	11,484	772,988
Noble Corp. (a)	40,000	1,208,800
Noble Energy, Inc.	16,600	1,566,874
Southwestern Energy Co. (a)	42,000	1,341,480
Statoil ASA, ADR (c)	73,000	1,869,530
Talisman Energy, Inc.	82,500	1,051,875

		12,225,455

Financials: 6.8%
ACE, Ltd.	23,700	1,661,844
CBRE Group, Inc., Class A (a)	56,500	859,930
Digital Realty Trust, Inc., REIT (c)	18,600	1,240,062
JPMorgan Chase & Co.	35,625	1,184,531
Plum Creek Timber Co., Inc., REIT (c)	42,250	1,544,660
State Street Corp.	38,000	1,531,780

		8,022,807

Health Care: 11.1%
Agilent Technologies, Inc. (a)	33,750	1,178,888
Alexion Pharmaceuticals, Inc. (a)	9,266	662,519
Celgene Corp. (a)	16,250	1,098,500
Express Scripts, Inc. (a)	24,750	1,106,078
Gen-Probe, Inc. (a)	8,250	487,740
Mylan, Inc. (a)	35,000	751,100

55	SEE NOTES TO FINANCIAL STATEMENTS

Pax World Growth Fund

December 31, 2011

Schedule of Investments, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value

COMMON STOCKS, continued

Health Care, continued
Roche Holding AG	10,650	$1,801,108
St. Jude Medical, Inc.	29,500	1,011,850
Teva Pharmaceutical Industries, Ltd., ADR	29,250	1,180,530
Thermo Fisher Scientific, Inc. (a)	33,962	1,527,271
Thoratec Corp. (a)	21,500	721,540
United Therapeutics Corp. (a)	14,950	706,388
Volcano Corp. (a)	33,500	796,965

		13,030,477

Industrials: 14.3%
3M Co.	23,900	1,953,347
Cummins, Inc.	13,950	1,227,879
Expeditors International of Washington, Inc.	40,000	1,638,400
Landstar System, Inc.	22,000	1,054,240
Pall Corp.	31,875	1,821,656
Quanta Services, Inc. (a)	47,200	1,016,688
Roper Industries, Inc.	21,500	1,867,705
Stanley Black & Decker, Inc.	26,500	1,791,400
Terex Corp. (a)	47,500	641,725
Union Pacific Corp.	18,750	1,986,375
United Parcel Service, Inc., Class B	24,251	1,774,931

		16,774,346

Information Technology: 28.6% (b)
Acme Packet, Inc. (a)	23,000	710,930
Apple, Inc. (a)(c)	5,825	2,359,124
Aruba Networks, Inc. (a)(c)	47,500	879,700
ASML Holding NV	33,500	1,399,965
BMC Software, Inc. (a)	34,500	1,130,910
Brocade Communications Systems, Inc. (a)	216,000	1,121,040
Cisco Systems, Inc.	55,500	1,003,440
Citrix Systems, Inc. (a)	10,000	607,200
Cognizant Technology Solutions, Class A (a)	28,250	1,816,758
EMC Corp. (a)	77,000	1,658,580
Google, Inc., Class A (a)(c)	4,675	3,019,582
IBM (c)	13,067	2,402,759
Intuit, Inc.	35,500	1,866,945
Juniper Networks, Inc. (a)	57,750	1,178,678
NetApp, Inc. (a)	33,350	1,209,605
Netgear, Inc. (a)	32,250	1,082,633
Nuance Communications, Inc. (a)	47,000	1,182,520
Oracle Corp.	45,750	1,173,488
Qualcomm, Inc.	42,000	2,297,400
Red Hat, Inc. (a)	28,500	1,176,765
Riverbed Technology, Inc. (a)	32,300	759,050
Salesforce.com, Inc. (a)	3,400	344,964
Texas Instruments, Inc.	48,500	1,411,835
Trimble Navigation, Ltd. (a)	32,875	1,426,775
Ubiquiti Networks, Inc. (a)(c)	17,000	309,910

		33,530,556

Materials: 3.4%
Nucor Corp.	33,000	1,305,810
Rio Tinto PLC, ADR (c)	19,500	953,940
Syngenta AG, ADR (a)	24,150	1,423,401
Wacker Chemie AG	4,170	334,956

		4,018,107

Telecommunication Services: 1.4%
Vodafone Group PLC, ADR	59,838	1,677,259

Utilities: 1.1%
American Water Works Co., Inc.	38,904	1,239,481

TOTAL COMMON STOCKS (Cost $96,999,839)		115,028,405

TIME DEPOSIT: 2.2%
State Street Euro Dollar Time Deposit,
0.010%, 01/03/12 (Cost $2,555,000)	$2,555,000	2,555,000

SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 6.0%
SSgA Institutional U.S. Government Money Market Fund (Cost $7,010,503)	7,010,503	7,010,503

TOTAL INVESTMENTS: 106.2% (Cost $106,565,342)		124,593,908

PAYABLE UPON RETURN OF SECURITIES LOANED — (NET): -6.0%		(7,010,503)

OTHER ASSETS AND LIABILITIES — (NET): -0.2%		(237,546)

NET ASSETS: 100.0%		$117,345,859

(a) Non-income producing security.

(b) Broad industry sectors used for financial reporting purposes. Diversification compliance testing is based on narrower industries within broad sector.

(c) Security or partial position of this security was on loan as of December 31, 2011. The total market value of securities on loan as of December 31, 2011 was $12,881,617 (Note A).

ADR	American Depository Receipt
REIT	Real Estate investment Trust

SEE NOTES TO FINANCIAL STATEMENTS	56

Pax World Small Cap Fund

December 31, 2011

Schedule of Investments

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value

COMMON STOCKS: 98.5%

Consumer Discretionary: 17.6%
Bravo Brio Restaurant Group, Inc. (a)	8,247	$141,436
Cinemark Holdings, Inc.	21,000	388,290
GameStop Corp., Class A (a)	27,000	651,510
Jakks Pacific, Inc.	7,500	105,825
Jamba, Inc. (a)	396,920	519,965
Meritage Homes Corp. (a)	5,000	115,950
Pool Corp.	11,600	349,160
Ruby Tuesday, Inc. (a)	17,230	118,887
Toll Brothers, Inc. (a)	3,500	71,470

		2,462,493

Energy: 2.6%
Contango Oil & Gas Co. (a)	2,500	145,450
Natural Gas Services Group, Inc. (a)	15,000	216,900

		362,350

Financials: 29.3% (b)
AMERISAFE, Inc. (a)	20,447	475,393
Ares Capital Corp.	19,000	293,550
CBOE Holdings, Inc.	5,000	129,300
Chesapeake Granite Wash Trust	22,500	540,900
F.N.B. Corp.	10,390	117,511
Hercules Technology Growth Capital, Inc.	31,009	292,725
National Financial Partners Corp. (a)	10,000	135,200
Och-Ziff Capital Mgmt. Group, LP, Class A	20,000	168,200
Oritani Financial Corp.	30,000	383,100
ProAssurance Corp.	6,648	530,643
Tower Group, Inc.	10,500	211,785
United Financial Bancorp, Inc.	39,697	638,725
Westwood Holdings Group, Inc.	4,758	173,905

		4,090,937

Health Care: 15.6%
Align Technology, Inc. (a)	23,000	545,675
CardioNet, Inc. (a)	58,400	138,408
Endo Pharmaceuticals Holdings, Inc. (a)	4,000	138,120
Ligand Pharmaceuticals, Inc., Class B (a)	14,000	166,180
Natus Medical, Inc. (a)	60,460	570,138
Vascular Solutions, Inc. (a)	55,243	614,854

		2,173,375

Industrials: 2.4%
Intersections, Inc.	15,151	168,025
Watsco, Inc.	2,500	164,150

		332,175

Information Technology: 22.4%
Acme Packet, Inc. (a)	4,000	123,640
ePlus, Inc. (a)	19,292	545,578
Interactive Intelligence Group (a)	2,000	45,840
InterDigital, Inc.	17,000	740,690
MICROS Systems, Inc. (a)	1,000	46,580
Netgear, Inc. (a)	1,000	33,570
Open Text Corp. (a)	5,000	255,700
TheStreet, Inc.	318,078	534,371
Ubiquiti Networks, Inc. (a)	7,000	127,610
Westell Technologies, Inc., Class A (a)	304,069	675,033

		3,128,612

Telecommunication Services: 4.6%
AboveNet, Inc. (a)	9,000	585,090
HickoryTech Corp.	5,000	55,400

		640,490

Utilities: 4.0%
Laclede Group, Inc., The	14,000	566,580

Total Common Stocks (Cost $14,827,978)		13,757,012

TIME DEPOSIT: 2.1%
State Street Euro Dollar Time Deposit, 0.010%, 01/03/12 (Cost $291,000)	$291,000	291,000

TOTAL INVESTMENTS: 100.6% (Cost $15,118,978)		14,048,012

OTHER ASSETS AND LIABILITIES— (Net): -0.6%		(85,019)

NET ASSETS: 100.0%		$13,962,993

(a) Non-income producing security.

(b) Broad industry sectors used for financial reporting purposes. Diversification compliance testing is based on narrower industries within broad sector.

LP     Limited Partnership

57	SEE NOTES TO FINANCIAL STATEMENTS

Pax World International Fund

December 31, 2011

Schedule of Investments

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value

COMMON STOCKS: 98.3%

Australia: 4.6%
Cochlear, Ltd.	5,200	$330,258
National Australia Bank, Ltd.	32,500	774,200
Woodside Petroleum, Ltd.	15,000	469,546

		1,574,004

Austria: 1.4%
OMV AG	15,516	470,011
Belgium: 2.5%
Anheuser-Busch InBev NV	13,700	836,156

Brazil: 2.8%
CCR SA	51,200	335,432
Natura Cosmeticos SA	31,100	604,576

		940,008

Canada: 4.5%
Bombardier, Inc., Class B	164,300	654,781
Potash Corp. of Saskatchewan, Inc.	6,300	260,064
Rogers Communications, Inc., Class B	15,700	604,883

		1,519,728

China: 0.6%
Trina Solar, Ltd., ADR (a)	30,000	200,400

Finland: 2.2%
Fortum Oyj	34,606	737,040

France: 3.3%
AXA SA	35,400	457,587
Mersen	11,960	360,337
Neopost SA	4,400	295,895

		1,113,819

Germany: 5.8%
Bayerische Motoren Werke AG	9,400	628,372
Linde AG	3,100	460,698
Metro AG	17,000	619,874
Wacker Chemie AG	3,420	274,712

		1,983,656

Hong Kong: 2.2%
Chaoda Modern Agriculture (Holdings), Ltd. (b)	710,000	50,279
Esprit Holdings, Ltd.	128,800	165,817
Sun Hung Kai Properties, Ltd.	42,000	524,870

		740,966

Ireland: 0.7%
Kingspan Group PLC	28,600	236,433

SEE NOTES TO FINANCIAL STATEMENTS	58

Pax World International Fund

December 31, 2011

Schedule of Investments, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value

COMMON STOCKS, continued

Israel: 2.5%
Teva Pharmaceutical industries,
Ltd., ADR	21,100	$851,596

Japan: 17.3%
Canon, Inc., ADR	11,700	515,268
Central Japan Railway Co.	80	675,142
Daiseki Co., Ltd.	17,000	276,222
Eisai Co., Ltd.	17,400	719,684
Hoya Corp.	19,600	421,383
Kao Corp.	27,300	744,908
Komatsu, Ltd.	28,000	652,901
Kurita Water Industries, Ltd.	12,000	311,494
Nintendo Co., Ltd.	2,300	315,772
Nippon Building Fund, Inc., REIT	39	319,173
Nippon Electric Glass Co., Ltd.	27,000	265,794
Resona Holdings, Inc.	104,000	457,809
Tokuyama Corp.	69,000	218,836

		5,894,386

Luxembourg: 1.6%
Tenaris SA, ADR	14,950	555,841

Netherlands: 3.6%
Koninklijke KPN NV	73,000	871,413
Royal Philips	16,500	346,198

		1,217,611

Norway: 3.5%
Statoil ASA, ADR	46,946	1,202,287

Philippines: 0.9%
Philippine Long Distance
Telephone, ADR	5,500	316,910

Poland: 2.0%
Powszechny Zaklad Ubezpieczen SA	7,720	688,837

Portugal: 0.9%
Portugal Telecom SGPS SA, ADR	52,600	303,502

Singapore: 4.6%
DDBS Group Holdings, Ltd.	74,000	656,844
Hyflux, Ltd.	279,000	259,107
SingTel	265,000	631,163

		1,547,114

Spain: 2.1%
Repsol YPF SA	22,800	697,573

Sweden: 3.8%
Hennes & Mauritz AB, B Shares	29,600	949,566
SKF AB, B Shares	16,600	349,936

		1,299,502

Switzerland: 5.8%
Adecco SA (a)	6,200	258,393
Credit Suisse Group AG, ADR	16,000	375,680
Roche Holding AG	4,620	781,326
Syngenta AG, ADR (a)	9,600	565,824

		1,981,223

Taiwan: 0.7%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	19,676	254,017

Turkey: 3.0%
Mardin Cimento Sanayii ve Tica AS	93,000	293,350
Turkiye Halk Bankasi AS	140,600	732,801

		1,026,151

United Kingdom: 15.4%
BBG Group PLC	33,300	711,409
Game Group PLC	1,574,000	183,332
HSBC Holdings PLC, ADR	13,400	510,540
Pennon Group PLC	31,400	347,723
Reckitt Benckiser Group PLC	13,700	675,684
Reed Elsevier PLC	84,206	677,867
Rio Tinto PLC, ADR	18,100	885,452
Sage Group PLC, The	52,000	237,607
Spectris PLC	15,614	311,991
Standard Chartered PLC	30,600	669,299

		5,210,904

Total Common Stocks (Cost $38,170,643)		33,399,675

EXCHANGE TRADED FUNDS: 2.4%

United States: 2.4%
SPDR Gold Shares (a)	5,450	828,346

Total Exchange Traded Funds (Cost $637,625)		828,346

TOTAL INVESTMENTS: 100.7% (Cost $38,808,268)		34,228,021

OTHER ASSETS AND LIABILITIES— (Net): -0.7%		(236,395)

NET ASSETS: 100.0%		$33,991,626

(a) Non-income producing security.

(b) Fair Value security

ADR     American Depository Receipt

REIT     Real Estate Investment Trust

SUMMARY OF INVESTMENTS BY SECTOR

Sector	Value	Percent of Net Assets
Consumer Discretionary	$2,604,954	7.7%
Consumer Staples	3,531,477	10.4%
Energy	4,106,667	12.1%
Financials	6,167,641	18.1%
Health Care	2,682,864	7.9%
Industrials	4,457,268	13.1%
Information Technology	2,818,127	8.3%
Materials	2,958,936	8.7%
Telecommunications Services	2,727,871	8.0%
Utilities	1,343,870	4.0%
Exchange Traded Funds	828,346	2.4%
Other assets and liabilities - (Net)	(236,395)	-0.7%

Total	$33,991,626	100.0%

59	SEE NOTES TO FINANCIAL STATEMENTS

Pax World High Yield Bond Fund

December 31, 2011

Schedule of Investments

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value

STOCKS: 0.7%

COMMON STOCK: 0.5%

Consumer Cyclical: 0.3%
Game Group PLC	1,286,902	$149,892
Perry Ellis International, Inc. (g)	60,000	853,200

		1,003,092

Financial Services: 0.1%
Hercules Technology Growth Capital, Inc.	56,011	528,744

Telecommunications: 0.1%
Windstream Corp.	50,000	587,000

Total Common Stock (Cost $2,998,380)		2,118,836

PREFERRED STOCK: 0.2%

Real Estate: 0.2%
Health Care REIT, Inc., 7.625% (f)	42,588	1,096,641

Total Preferred Stock (Cost $991,227)		1,096,641

Total Stocks (Cost $3,989,607)		3,215,477

EXCHANGE TRADED FUNDS: 7.0%
iShares iBoxx $ High Yield Corp Bond Fund (f)	236,449	21,145,634
ProShares UltraShort Euro (g)(h)	388,131	7,898,466
SPDR Gold Shares (g)	12,000	1,823,880

Total Exchange Traded Funds (Cost $29,976,075)		30,867,980

CORPORATE BONDS: 86.5%

Automotive: 1.2%
Tomkins, Ltd., 9.000%, 10/01/18	$4,590,000	5,112,113

Basic Industry: 5.0%
Kinove German Bondco GmbH, 144A, 9.625%, 06/15/18 (a)	1,500,000	1,432,500
Longview Fibre Paper & Packaging, Inc., 144A, 8.000%, 06/01/16 (a)	2,100,000	2,110,500
Mirabela Nickel, Ltd, 144A, 8.750%, 04/15/18 (a)(f)	5,000,000	4,512,500
Nexeo Solutions LLC/Corp, 144A, 8.375%, 03/01/18 (a)	6,000,000	6,000,000

SEE NOTES TO FINANCIAL STATEMENTS	60

Pax World High Yield Bond Fund

December 31, 2011

Schedule of Investments, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value

CORPORATE BONDS, continued

Basic Industry, continued
PE Paper Escrow GmbH, 144A, 12.000%, 08/01/14 (a)	$2,500,000	$2,675,000
Ply Gem Industries, Inc., 8.250%, 02/15/18 (f)	6,197,000	5,430,121

		22,160,621

Capital Goods: 3.9%
Altra Holdings, Inc., 8.125%, 12/01/16	3,530,000	3,768,275
Coleman Cable, Inc., 9.000%, 02/15/18	4,000,000	3,985,000
Hyva Global BV, 144A, 8.625%, 03/24/16 (a)	3,000,000	2,506,100
Park-Ohio Industries, Inc., 8.125%, 04/01/21	7,000,000	6,930,000

		17,189,375

Consumer Cyclical: 7.9%
Brown Shoe Co., Inc., 7.125%, 05/15/19	5,000,000	4,762,500
Burlington Coat Factory Warehouse Corp., 10.000%, 02/15/19	4,750,000	4,666,875
Fiesta Restaurant Group., 144A, 8.875%, 08/15/16 (a)	1,000,000	1,010,000
Gymboree Corp., The, 9.125%, 12/01/18 (f)	1,000,000	880,000
Human Touch LLC, 144A, 15.000%, 03/30/14 (a)(b)(e)	371,243	0
Icon Health & Fitness, Inc., 144A, 11.875%, 10/15/16 (a)	6,950,000	5,681,625
Levi Strauss & Co., 7.625%, 05/15/20 (f)	5,100,000	5,233,875
Perry Ellis International, Inc., 7.875%, 04/01/19	4,500,000	4,410,000
Quiksilver, Inc., 6.875%, 04/15/15	6,150,000	5,742,562
Sally Holdings LLC/Capital, Inc., 144A, 6.875%, 11/15/19 (a)(f)	250,000	262,500
Susser Holdings & Finance Corp., 8.500%, 05/15/16	100,000	108,375
Wallace Theater Holdings, Inc., 144A, 12.500%, 06/15/13 (a)(b)	2,500,000	2,437,500

		35,195,812

Consumer Non-Cyclical: 4.3%
Easton-Bell Sports, Inc., 9.750%, 12/01/16	4,750,000	5,201,250
Fage Dairy Industry SA, 144A, 9.875%, 02/01/20 (a)	6,250,000	5,562,500
Foodcorp, Ltd., 144A, 8.750%, 03/01/18 (a)(c)(SA)	5,000,000	5,597,633
Libbey Glass, Inc., 10.000%, 02/15/15	115,000	123,624
Roadhouse Financing, Inc., 10.750%, 10/15/17	2,500,000	2,443,750

		18,928,757

Energy: 11.4%
Alta Mesa Holdings, LP, 9.625%, 10/15/18	4,000,000	3,900,000
CGG Veritas, 6.500%, 06/01/21	500,000	487,500
CGG Veritas, 9.500%, 05/15/16	1,000,000	1,085,000
Chaparral Energy, Inc., 9.875%, 10/01/20	4,000,000	4,340,000
Chaparral Energy, Inc., 8.875%, 02/01/17	5,000,000	5,200,000
Crosstex Energy, LP, 8.875%, 02/15/18	1,000,000	1,097,500
Goodrich Petroleum Corp., 144A, 8.875%, 03/15/19 (a)	7,000,000	7,035,000
Helix Energy Solutions Group, Inc., 144A, 9.500%, 01/15/16 (a)	6,000,000	6,270,000
Parker Drilling Co., 9.125%, 04/01/18	500,000	528,750
Penn Virginia Corp., 10.375%, 06/15/16	3,000,000	3,210,000
Penn Virginia Corp., 7.250%, 04/15/19	1,500,000	1,402,500
Petroleum Geo-Services ASA, 144A, 7.375%, 12/15/18 (a)	1,000,000	1,025,000
PHI, Inc., 8.625%, 10/15/18	6,875,000	6,926,562
Quicksilver Resources, Inc., 9.125%, 08/15/19 (f)	1,000,000	1,065,000
Rosetta Resources, Inc., 9.500%, 04/15/18	6,500,000	7,052,500

		50,625,312

Financial Services: 0.2%
Hercules Technology Growth Capital, Inc., 144A, 6.000%, 04/15/16 (a)	1,000,000	893,750

Health Care: 14.7%
Alere, Inc., 8.625%, 10/01/18	1,000,000	990,000
Alliance Healthcare Services, Inc., 8.000%, 12/01/16	4,985,000	3,501,963

61	SEE NOTES TO FINANCIAL STATEMENTS

Pax World High Yield Bond Fund

December 31, 2011

Schedule of Investments, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
CORPORATE BONDS, continued

Health Care, continued
AMGH Merger Sub, Inc., 144A, 9.250%, 11/01/18 (a)(f)	$6,100,000	$6,313,500
Aptalis Pharma, Inc., 12.750%, 03/01/16	6,500,000	6,890,000
Biomet, Inc., 11.625%, 10/15/17	6,000,000	6,540,000
Bioscrip, Inc., 10.250%, 10/01/15	6,019,000	5,973,858
Community Health Systems, Inc., 8.875%, 07/15/15 (f)	1,204,000	1,246,140
Endo Pharmaceuticals Holdings, Inc., 7.250%, 01/15/22	500,000	534,375
ExamWorks Group, Inc., 144A, 9.000%, 07/15/19 (a)	250,000	227,500
Hanger Orthopedic Group, Inc., 7.125%, 11/15/18	4,830,000	4,932,638
HCA Holdings, Inc., 7.750%, 05/15/21 (f)	4,000,000	4,090,000
HCA, Inc., 9.875%, 02/15/17	163,000	178,893
Health Management Association, Inc., 6.125%, 04/15/16	4,000,000	4,160,000
Health Management Association, Inc., 144A, 7.375%, 01/15/20 (a)	4,000,000	4,170,000
Inventiv Health, Inc., 144A, 10.000%, 08/15/18 (a)	6,250,000	5,750,000
Medimpact Holdings, Inc., 144A, 10.500%, 02/01/18 (a)	3,500,000	2,992,500
StoneMor/Cornerstone/Osiris, 10.250%, 12/01/17	7,000,000	6,562,500

		65,053,867

Media: 9.9%
AMC Networks, Inc., 144A, 7.750%, 07/15/21 (a)	250,000	273,125
American Reprographics Co., 10.500%, 12/15/16 (b)	5,275,000	4,721,125
Cinemark USA, Inc., 7.375%, 06/15/21	3,000,000	3,082,500
Gannett Co, Inc., 7.125%, 09/01/18	5,500,000	5,445,000
McClatchy Co., The, 11.500%, 02/15/17	3,500,000	3,403,750
MDC Partners, Inc., 11.000%, 11/01/16	7,250,000	7,793,750
Nielsen Finance LLC, 11.500%, 05/01/16	3,575,000	4,111,250

Valassis Communications, Inc., 6.625%, 02/01/21 (f)	6,000,000	5,610,000
Virgin Media Finance PLC, 8.375%, 10/15/19	2,500,000	2,756,250
Warner Music Group Corp., 144A, 11.500%, 10/01/18 (a)	500,000	498,750
XM Satellite Radio, Inc., 144A, 7.000%, 12/01/14 (a)	2,000,000	2,595,000
XM Satellite Radio, Inc., 144A, 13.000%, 08/01/13 (a)	3,000,000	3,420,000
		43,710,500
Real Estate: 1.4%
Kennedy-Wilson, Inc., 144A, 8.750%, 04/01/19 (a)	6,400,000	6,272,000
Services: 9.4%
Cardtronics, Inc., 8.250%, 09/01/18	4,330,000	4,730,525
Desarrolladora Homex SAB de CV, 144A, 9.500%, 12/11/19 (a)	3,000,000	2,947,500
Hertz Corp., The, 7.375%, 01/15/21	1,000,000	1,021,250
Interactive Data Corp., 10.250%, 08/01/18	4,000,000	4,400,000
Knowledge Learning Corp., Inc., 144A, 7.750%, 02/01/15 (a)	5,050,000	4,734,375
Marquette Transportation Co./Finance, 10.875%, 01/15/17	5,200,000	5,265,000
Mobile Mini, Inc., 7.875%, 12/01/20	750,000	757,500
Navios Maritime Acquisition Corp., 8.625%, 11/01/17	3,000,000	2,190,000
Stream Global Services, Inc., 11.250%, 10/01/14	6,260,000	6,385,200
Ultrapetrol Bahamas, Ltd., 9.000%, 11/24/14 (f)	5,310,000	4,845,375
United Maritime LLC/Corp., 11.750%, 06/15/15	2,000,000	2,045,000
Urbi Desarrollos Urbanos SA, 144A, 8.500%, 04/19/16 (a)	2,500,000	2,500,000

		41,821,725

Technology & Electronics: 4.5%
Advanced Micro Devices, Inc., 7.750%, 08/01/20	500,000	516,250
Advanced Micro Devices, Inc., 8.125%, 12/15/17	500,000	521,250

62	SEE NOTES TO FINANCIAL STATEMENTS

Pax World High Yield Bond Fund

December 31, 2011

Schedule of Investments, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
CORPORATE BONDS, continued

Technology & Electronics, continued
Advanced Micro Devices, Inc., 5.750%, 08/15/12	$2,000,000	$2,030,000
Eagle Parent, Inc., 144A, 8.625%, 05/01/19 (a)	6,250,000	6,000,000
Evertec, Inc., 11.000%, 10/01/18	6,000,000	6,150,000
Spansion, Inc., 7.875%, 11/15/17	5,000,000	4,575,000

		19,792,500

Telecommunications: 11.7%
America Movil SAB de CV, 9.000%, 01/15/16 (b)(d)(MX)	25,000,000	1,946,556
Axtel SAB de CV, 144A, 9.000%, 09/22/19 (a)	3,000,000	2,310,000
Digicel Group, Ltd., 144A, 8.875%, 01/15/15 (a)	4,000,000	3,960,000
Digicel, Ltd., 144A, 12.000%, 04/01/14 (a)	2,000,000	2,250,000
Equinix, Inc., 3.000%, 10/15/14	2,000,000	2,247,500
Maxcom Telecomunicacione SA, 11.000%, 12/15/14	6,000,000	3,540,000
MetroPCS Wireless, Inc., 7.875%, 09/01/18	5,100,000	5,195,625
NII Capital Corp., 7.625%, 04/01/21	500,000	498,750
NII Capital Corp., 8.875%, 12/15/19	2,000,000	2,115,000
NII Capital Corp., 10.000%, 08/15/16 (f)	5,000,000	5,700,000
Pacnet, Ltd., 144A, 9.250%, 11/09/15 (a)	6,745,000	6,003,050
Syniverse Holdings, Inc., 9.125%, 01/15/19	7,013,000	7,433,780
Windstream Corp., 7.500%, 04/01/23	2,000,000	1,985,000
Zayo Group LLC/Zayo Cap, 10.250%, 03/15/17	6,250,000	6,703,125

		51,888,386

Utility: 1.0%
Atlantic Power Corp., 144A, 9.000%, 11/15/18 (a)	250,000	251,875
FPL Energy National Wind Portfolio, 144A, 6.125%, 03/25/19 (a)(b)	486,700	479,158
Intergen NV, 144A, 9.000%, 06/30/17 (a)	3,000,000	3,172,500
Ormat Funding Corp., 8.250%, 12/30/20 (b)	551,957	518,840

		4,422,373

Total Corporate Bonds (Cost $391,398,261)		383,067,091

WARRANTS: 0.0%
Interactive Health, 04/01/11 (b)(e) 2,495		0

Total Warrants: 0.0% (Cost $0)		0

CERTIFICATES OF DEPOSIT: 0.2%
One PacificCoast Bank, 1.810%, 01/21/12	200,000	200,000
One PacificCoast Bank, 4.470%, 05/10/12	100,000	100,000
One PacificCoast Bank, FSB CDARS, 0.200%, 05/24/12	100,000	100,000
One PacificCoast Bank, FSB CDARS, 0.490%, 07/05/12	200,912	200,912
Self Help Credit Union, 1.300%, 01/04/12	100,000	100,000
Urban Partnership Bank, 0.650%, 07/01/12	100,564	100,564
Urban Partnership Bank, 0.650%, 08/03/12	100,000	100,000

Total Certificates of Deposit (Cost $901,476)		901,476

TIME DEPOSIT: 5.0%
State Street Euro Dollar Time Deposit, 0.010%, 01/03/12	21,976,000	21,976,000

(Cost $21,976,000)
SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 6.8%
SSgA Institutional U.S. Government Money Market Fund	30,267,575	30,267,575

(Cost $30,267,575)
TOTAL INVESTMENTS: 106.2% (Cost $478,508,994)		470,295,599

PAYABLE UPON RETURN OF SECUTITIES LOANED — (NET): -6.8%		(30,267,575)

OTHER ASSETS AND LIABILITIES — (NET): 0.6%		2,829,816

NET ASSETS: 100.0%		$442,857,840

(a)	Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.
(b)	Illiquid security (Note C).
(c)	Principal amount is in Euro Dollars; value is in U.S. dollars.
(d)	Principal amount is in Mexican pesos; value is in U.S. dollars.
(e)	Fair Valued security.
(f)	Security or partial position of this security was on loan as of December 31, 2011. The total market value of securities on loan as of December 31, 2011 was $29,654,314 (Note A).
(g)	Non-income producing security.
(h)	Security or partial position of this security has been segregated by the custodian to cover options contracts.
LP	LimitedPartnership
MX	Mexico
REIT	RealEstate Investment Trust
SA	SouthAfrica

SCHEDULE OF WRITTEN OPTIONS
PUTS:
AT &T, Inc. expires January 2013, exercise price $22.50	1,000	$(85,000)

TOTAL WRITTEN PUTS OPTIONS (Premiums Received $176,198)		$(85,000)

63	SEE NOTES TO FINANCIAL STATEMENTS

Pax World Global Women’s Equality Fund

December 31, 2011

Schedule of Investments

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value

COMMON STOCKS: 97.1%

Consumer Discretionary: 9.2%
Bayerische Motoren Werke AG	8,600	574,894
Brown Shoe Co., Inc. (b)	37,500	333,750
Hennes & Mauritz AB, B Shares	10,000	320,799
Johnson Controls, Inc.	15,300	478,278
Marks & Spencer Group PLC	70,000	338,086
NIKE, Inc., Class B	5,200	501,124
Starwood Hotels & Resorts Worldwide, Inc.	6,100	292,617
Time Warner Cable, Inc.	7,150	454,526

		3,294,074

Consumer Staples: 11.2%
Coca-Cola Co., The	3,750	262,388
General Mills, Inc.	12,500	505,125
Metro AG	13,100	477,667
Natura Cosmeticos SA	19,000	369,355
PepsiCo, Inc.	6,900	457,815
Procter & Gamble Co., The	8,800	587,048
Reckitt Benckiser Group PLC	14,400	710,208
Shiseido Co., Ltd.	35,000	642,696

		4,012,302

Energy: 11.9%
Baker Hughes, Inc.	10,000	486,400
BG Group PLC	31,000	662,273
Noble Corp. (a)	15,000	453,300
Sasol Ltd., ADR	7,800	369,720
Statoil ASA, ADR	42,000	1,075,619
Suncor Energy, Inc.	15,500	446,865
Talisman Energy, Inc.	25,300	322,575
Woodside Petroleum, Ltd.	14,000	438,243

		4,254,995

Financials: 13.7%
American Express Co.	11,500	542,455
Bank of New York Mellon Corp., The	30,500	607,255
BlackRock, Inc.	5,200	926,847
National Australia Bank, Ltd.	24,100	574,099
PNC Financial Services Group, Inc.	6,750	389,273
Powszechny Zaklad Ubezpieczen SA	4,200	374,756
Resona Holdings, Inc.	81,000	356,563
Royal Bank of Canada (Canadian)	11,000	561,256
Standard Chartered PLC	26,343	576,188

		4,908,692

Health Care: 12.0%
Allergan, Inc.	5,000	438,700
Hologic, Inc. (a)	15,000	262,650
Mylan, Inc. (a)	18,000	386,280

SEE NOTES TO FINANCIAL STATEMENTS 64

Pax World Global Women’s Equality Fund

December 31, 2011

Schedule of Investments, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value

COMMON STOCKS, continued

Health Care, continued
Pfizer, Inc.	40,000	$865,599
Roche Holding AG	4,535	766,951
St. Jude Medical, Inc.	12,200	418,460
Teva Pharmaceutical Industries, Ltd., ADR	15,300	617,508
Thermo Fisher Scientific, Inc. (a)	11,700	526,149

		4,282,297

Industrials: 10.6%
3M Co.	7,750	633,408
Bombardier, Inc., Class B	100,000	398,528
Deere & Co.	8,550	661,342
Emerson Electric Co.	8,500	396,015
Komatsu, Ltd.	26,000	606,265
Pentair, Inc.	10,000	332,900
Timken Co.	11,500	445,165
Watsco, Inc.	5,000	328,300

		3,801,923

Information Technology: 14.2%
Autodesk, Inc. (a)	5,750	174,398
EMC Corp. (a)	24,300	523,422
Google, Inc., Class A (a)	1,000	645,899
Hoya Corp.	15,000	322,487
IBM (b)	2,610	479,927
InterDigital, Inc. (b)	9,250	403,023
Intuit, Inc.	10,000	525,900
MasterCard, Inc., Class A	1,000	372,820
Microsoft Corp.	24,000	623,040
Oracle Corp.	19,000	487,350
Qualcomm, Inc.	9,300	508,710

		5,066,976

Materials: 5.9%
Air Products & Chemicals, Inc.	3,900	332,241
Potash Corp. of Saskatchewan, Inc.	17,300	714,144
Rio Tinto PLC, ADR	11,700	572,364
Syngenta AG, ADR (a)	8,571	505,175

		2,123,924

Telecommunication Services: 6.4%
American Tower Corp., Class A	9,500	570,095
Chunghwa Telecom Co., Ltd., ADR	11,100	369,408
Koninklijke KPN NV	39,700	473,906
Vodafone Group PLC, ADR	31,000	868,930

		2,282,339

Utilities: 2.0%
Fortum Oyj	33,000	702,836

Total Common Stocks (Cost $36,834,182)		34,730,358

EXCHANGE TRADED FUNDS: 2.9%
iShares Silver Trust (a)(b)	6,500	175,110
SPDR Gold Shares (a)	5,700	866,343

Total Exchange Traded Funds (Cost $711,516)		1,041,453

TIME DEPOSIT: 0.4%
State Street Euro Dollar Time Deposit, 0.010%, 01/03/12	$123,000	123,000

(Cost $123,000)
SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 2.6%
SSgA Institutional U.S. Government Money Market Fund	936,332	936,332

(Cost $936,332)
TOTAL INVESTMENTS: 103.0% (Cost $38,605,030)		36,831,143

PAYABLE UPON RETURN OF SECURITIES LOANED — (NET): -2.6%		(936,332)
OTHER ASSETS AND LIABILITIES — (NET): -0.4%		(141,387)

NET ASSETS: 100.0%		35,753,424

(a) Non-income producing security.
(b) Security or partial position of this security was on loan as of December 31, 2011. The total market value of securities on loan as of December 31, 2011 was $1,377,704 (Note A).
ADR AmericanDepository Receipt
REIT RealEstate Investment Trust

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value

SUMMARY OF INVESTMENTS BY COUNTRY
Country	Value	Percent of Net Assets
Australia	$1,012,342	2.8%
Brazil	369,355	1.0%
Canada	2,443,368	6.9%
Finland	702,836	2.0%
Germany	1,052,561	3.0%
Israel	617,508	1.7%
Japan	1,928,010	5.4%
Netherlands	473,906	1.3%
Norway	1,075,620	3.0%
Poland	374,756	1.1%
South Africa	369,720	1.0%
Sweden	320,799	0.9%
Switzerland	1,725,426	4.8%
Taiwan	369,408	1.0%
United Kingdom	3,728,049	10.4%
United States	18,166,694	50.8%
Exchange Traded Funds	1,041,453	2.9%
Time Deposit	123,000	0.4%
Other assets and liabilities - (Net)	(141,387)	-0.4%

Total	$35,753,424	100.0%

65	SEE NOTES TO FINANCIAL STATEMENTS

Pax World Global Green Fund

December 31, 2011

Schedule of Investments

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value

COMMON STOCKS: 97.0%

RENEWABLE & ALTERNATIVE ENERGY: 6.1%

Other Renewables Equipment: 1.8%
Daiseki Co., Ltd.	40,500	$658,058

Renewable Energy Developers & Independent Power Producers (IPPs): 4.3%
China Longyuan Power Group Corp.	1,065,600	833,591
EDP Renovaveis SA (a)	122,244	746,501

		1,580,092

ENERGY EFFICIENCY: 37.5%

Power Network Efficiency: 8.0%
Cooper Industries PLC	20,300	1,099,245
Emerson Electric Co.	28,000	1,304,520
Itron, Inc. (a)	14,985	536,013

		2,939,778

Industrial Energy Efficiency: 12.7%
Delta Electronics, Inc.	278,004	660,572
GEA Group AG	49,628	1,401,046
Infineon Technologies AG	125,959	946,017
Murata Manufacturing Co., Ltd.	17,200	880,842
Prysmian SpA	25,400	313,836
Rogers Corp. (a)	12,200	449,691

		4,652,004

Buildings Energy Efficiency: 11.5%
Epistar Corp.	501,000	1,061,779
Johnson Controls, Inc.	44,200	1,381,692
Kingspan Group PLC	84,813	701,139
Legrand SA	33,566	1,075,142

		4,219,752

Diversified Energy Efficiency: 5.3%
IMI PLC	90,724	1,070,884
Invensys PLC	264,760	865,833

		1,936,717

WATER INFRASTRUCTURE & TECHNOLOGIES: 18.3%

Water Infrastructure: 8.6%
IDEX Corp.	28,150	1,044,647
Pentair, Inc.	15,150	504,344
Roper Industries, Inc.	13,400	1,164,058
Watts Water Technologies, Inc., Class A	12,700	434,466

		3,147,515

Water Treatment Equipment: 5.9%
Kemira Oyj	46,500	550,299
Kurita Water Industries, Ltd.	20,950	543,817

SEE NOTES TO FINANCIAL STATEMENTS	66

Pax World Global Green Fund

December 31, 2011

Schedule of Investments, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value

COMMON STOCKS, continued

WATER INFRASTRUCTURE & TECHNOLOGIES, continued
Pall Corp.	18,900	$1,080,135

		2,174,251

Water Utilities: 3.8%
American Water Works Co., Inc.	34,400	1,095,984
Manila Water Co., Inc.	653,900	289,551

		1,385,535

POLLUTION CONTROL: 13.6%

Pollution Control Solutions: 5.3%
ENN Energy Holdings, Ltd.	309,500	990,877
SMC Corp./Japan	2,400	386,126
Umicore SA	13,902	570,982

		1,947,985

Environmental Testing & Gas Sensing: 8.3%
Campbell Brothers, Ltd.	9,578	479,614
Ecolab, Inc.	16,700	965,427
Horiba, Ltd.	11,800	354,007
Thermo Fisher Scientific, Inc. (a)	27,300	1,227,681

		3,026,729

WASTE MANAGEMENT & TECHNOLOGIES: 8.1%

Waste Technology Equipment: 2.1%
China Everbright International, Ltd.	2,174,200	783,339

Hazardous Waste Management: 2.0%
Stericycle, Inc. (a)	9,350	728,552

General Waste Management: 4.0%
Pennon Group PLC	98,129	1,086,680
Shanks Group PLC	253,333	356,242

		1,442,922

DIVERSIFIED ENVIRONMENTAL: 13.4%

Diversified Environmental: 13.4%
3M Co.	13,700	1,119,701
Air Products & Chemicals, Inc.	17,100	1,456,749
Linde AG	8,696	1,292,333
Yingde Gases Group Co.	1,009,600	1,026,637

		4,895,420

Total Common Stocks (Cost $35,432,017)		$35,518,649

REPURCHASE AGREEMENT: 2.8%
State Street Repo, 0.010%, 01/03/2012 (collateralized by United States Treasury Note, 1.750%, due 10/31/18, principal amount $1,010,000; market value $1,040,300)

Total Repurchase Agreement (Cost $1,019,000)	$1,019,000	1,019,000

TOTAL INVESTMENTS: 99.8% (Cost $36,451,017)		36,537,649

OTHER ASSETS AND LIABILITIES— (Net): 0.2%		74,649

NET ASSETS: 100.0%		$36,612,298

(a) Non-income producing security.

SUMMARY OF INVESTMENTS BY COUNTRY
Country	Value	Percent of Net Assets
Australia	$479,614	1.3%
Belgium	570,982	1.6%
China	1,824,468	5.0%
Finland	550,299	1.5%
France	1,075,142	2.9%
Germany	3,639,396	9.9%
Hong Kong	1,809,975	4.9%
Ireland	701,139	1.9%
Italy	313,836	0.9%
Japan	2,822,849	7.7%
Philippines	289,551	0.8%
Spain	746,501	2.0%
Taiwan	1,722,351	4.7%
United Kingdom	3,379,639	9.2%
United States	15,592,907	42.7%
Repurchase Agreement	1,019,000	2.8%
Other assets and liabilities - (Net)	74,649	0.2%

Total	$36,612,298	100.0%

67	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2011

Statements of Assets and Liabilities

	Balanced Fund	Growth Fund
Assets
Investments, at cost—Note A	$1,648,661,227	$106,565,342

Investments in unaffiliated issuers, at value - Note A1	$1,816,365,232	$124,593,908
Cash	1,058	43,775
Foreign currency at value (cost - $157; $153,896 $149,784; respectively)	—	—
Prepaid Expenses	33,390	2,517
Receivables:
Capital Stock Sold	309,208	—
Dividends and interest—Note B	7,756,937	176,569
Investment securities sold	11,115,610	—
Investment Adviser Reimbursement	—	8,660
Other	25,440	25,159

Total Assets	1,835,606,875	124,850,588

Liabilities
Collateral on securities loaned, at value	39,408,380	7,010,503
Payables:
Capital Stock Reacquired	2,514,281	167,484
Options written, at value (premiums received $780,868 and $176,198; respectively)	935,575	—
Investment securities purchased	2,632,874	104,184
Dividend payable—Note A	—	—
Accrued expenses:
Investment advisory fees—Note B	766,509	75,113
Distribution expense	369,978	24,431
Trustees Fees	9,307	5,421
Transfer agent fees	453,318	55,926
Printing and other shareholder communication fees	12,037	2,533
Custodian fees	62,907	3,907
Legal and audit fees	63,218	36,904
Other accrued expenses	22,321	18,323

Total Liabilities	47,250,705	7,504,729

Net Assets	$1,788,356,170	$117,345,859

[1]

Investments in unaffiliated issuers at market value include securities loaned. At December 31, 2011, the Balanced Fund, Growth Fund, High Yield Bond Fund and Global Women’s Equality Fund had a total market value of securities on loan of $62,763,791; $12,881,617; $29,654,314; and $1,377,704, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2011

Small Cap Fund	International Fund	High Yield Bond Fund	Global Women’s Equality Fund	Global Green Fund

$15,118,978	$38,808,268	$478,508,994	$38,605,030	$36,451,017

$14,048,012	$34,228,021	$470,295,599	$36,831,143	$36,537,649
28,231	106,924	49,599	34,674	31,602
—	159	—	153,649	148,554
519	—	7,810	197	1,132

—	—	930,005	—	—
9,518	73,350	8,987,635	62,092	34,423
207,873	334,798	—	—	—
7,518	15,307	—	—	7,648
—	15,088	13,082	21,303	1,915

14,301,671	34,773,647	480,283,730	37,103,058	36,762,923

—	—	30,267,575	936,332	—

96,000	305,087	3,290,873	174,333	48,236
—	—	85,000	—	—
178,037	374,495	2,487,108	153,705	—
—	—	875,055	—	—

9,058	24,779	185,939	25,848	27,493
2,973	5,981	58,839	12,005	7,355
—	—	4,920	—	—
11,829	16,120	88,216	20,957	18,509
228	343	1,214	825	1,081
1,034	3,245	15,465	2,516	2,579
17,631	22,808	43,040	17,738	19,557
21,888	29,163	22,646	5,375	25,815

338,678	782,021	37,425,890	1,349,634	150,625

$13,962,993	$33,991,626	$442,857,840	$35,753,424	$36,612,298

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2011

Statements of Assets and Liabilities, continued

	Balanced Fund	Growth Fund
Net Assets Represented By
Paid in Capital	$1,669,772,304	$108,257,041
Undistributed (distributions in excess of) net investment income	3,804,651	(2,062)
Accumulated net realized gain (loss)	(52,757,877)	(8,938,042)
Net unrealized appreciation (depreciation) of:
Investments	167,549,298	18,028,565
Foreign currency translation	(12,206)	357

Net Assets	$1,788,356,170	$117,345,859

Individual Investor Class
Net assets	$1,669,360,970	$112,042,047
Capital Shares Outstanding	77,041,788	9,367,180

Net asset value per share	$21.67	$11.96

Institutional Class
Net assets	$116,204,069	$4,883,048
Capital Shares Outstanding	5,315,343	400,587

Net asset value per share	$21.86	$12.19

R Share Class
Net assets	$2,791,131	$420,764
Capital Shares Outstanding	128,087	35,196

Net asset value per share	$21.79	$11.95

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2011

Small Cap Fund	International Fund	High Yield Bond Fund	Global Women’s Equality Fund	Global Green Fund

$14,698,827	$39,469,330	$453,156,233	$40,052,255	$37,313,884
—	(4,457)	(188,380)	19,761	(115,716)
335,132	(893,453)	(1,973,212)	(2,544,275)	(671,950)

(1,070,966)	(4,580,247)	(8,122,197)	(1,773,886)	86,632
—	453	(14,604)	(431)	(552)

$13,962,993	$33,991,626	$442,857,840	$35,753,424	$36,612,298

$13,289,977	$27,602,782	$295,596,588	$33,033,954	$33,443,989
1,376,613	3,738,027	41,074,816	2,077,639	3,971,210

$9.65	$7.38	$7.20	$15.90	$8.42

$627,304	$6,210,358	$146,809,714	$2,719,470	$2,510,544
64,760	838,483	20,478,922	170,652	296,902

$9.69	$7.41	$7.17	$15.94	$8.46

$45,712	$178,486	$451,538		$657,764
4,755	24,250	62,818		78,556

$9.61	$7.36	$7.19		$8.37

SEE NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2011

Statements of Operations

	Balanced Fund	Growth Fund
Investment Income
Income
Dividends (net of foreign withholding tax of $903,364; $46,140; $0; $120,664; $0; $58,526; and $39,137; respectively)	$26,188,236	$1,634,014
Interest	20,939,173	240
Income from securities lending—Note A	356,983	34,333
Other income	—	—

Total Income	47,484,392	1,668,587

Expenses
Investment advisory fees—Note B	9,724,333	917,409
Distribution expenses—Individual Investor (Note B)	4,533,098	293,600
Distribution expenses—R (Note B)	13,798	1,193
Transfer agent fees—Note A	2,480,310	334,269
Printing and other shareholder communication fees	194,250	39,241
Custodian fees	429,736	31,537
Legal fees and related expenses	113,995	16,269
Trustees’ fees and expenses—Note B	173,229	26,384
Compliance expense	35,115	11,287
Audit fees	72,299	46,403
Registration fees	69,976	58,506
Other expenses	166,103	9,559

Total Expenses	18,006,242	1,785,657

Less: Fees paid indirectly—Note E	(1,328)	(1,231)
Expenses assumed by Advisor—Note B	—	(176,554)

Net expenses	18,004,914	1,607,872

Net investment income	29,479,478	60,715

Realized and Unrealized Gain (Loss)—Notes A and C
Net realized gain (loss) on:
Investments (including premium on options exercised)	111,956,692	5,956,497
Option contracts written	2,052,825	31,226
Foreign currency transactions	(59,153)	(3,137)
Change in unrealized appreciation (depreciation) on:
Investments	(172,978,102)	(9,218,355)
Option contracts written	(1,156,699)	102,784
Foreign currency translation	(27,682)	(170)

Net realized and unrealized gain (loss) on investments and foreign currency	(60,212,118)	(3,131,155)

Net increase (decrease) in net assets resulting from operations	$(30,732,640)	$(3,070,440)

SEE NOTES TO FINANCIAL STATEMENTS	72

Year Ended December 31, 2011

Small Cap Fund	International Fund	High Yield Bond Fund	Global Women’s Equality Fund	Global Green Fund

$ 215,886	$1,200,502	$581,862	$919,504	$651,852
56	14	36,202,397	7,564	76
—	—	105,932	21,303	—
—	—	384,745	—	—

215,942	1,200,516	37,274,936	948,371	651,928

98,480	293,795	2,190,255	291,138	318,698
31,126	69,065	728,061	89,874	80,707
300	820	1,363	—	3,601
105,122	112,274	531,461	118,030	129,312
7,708	11,161	61,607	14,304	15,185
11,506	42,802	121,597	26,519	33,945
10,228	11,538	36,151	11,627	11,508
17,634	19,399	51,246	19,745	19,390
9,733	9,815	15,371	10,231	9,816
21,224	28,021	53,198	21,224	23,680
41,609	55,763	73,302	40,354	52,381
951	2,032	38,017	3,574	2,461

355,621	656,485	3,901,629	646,620	700,684

(328)	(10)	(2,624)	(187)	—
(193,872)	(189,102)	—	(172,257)	(209,150)

161,421	467,373	3,899,005	474,176	491,534

54,521	733,143	33,375,931	474,195	160,394

1,252,818	(752,053)	2,208,985	1,739,389	1,156,782
—	—	38,230	(72,166)	—
—	(44,864)	45,361	(30,009)	(25,947)

(1,889,554)	(7,136,954)	(27,071,570)	(5,656,832)	(5,445,076)
—	—	91,198	(56,311)	—
—	262	(11,634)	(1,414)	(21,099)

$ (636,736)	(7,933,609)	(24,699,430)	(4,077,343)	(4,335,340)

73	SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Balanced Fund
	Year Ended 12/31/11	Year Ended 12/31/10
Increase (Decrease) in Net Assets
Operations
Investment income (loss), net	$29,479,478	$29,663,717
Net realized gain (loss) on investments and foreign currency transactions	113,950,363	(2,554,426)
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(174,162,481)	185,697,545

Net increase (decrease) in net assets resulting from operations	(30,732,640)	212,806,836
Distributions to shareholders from:
Net investment income
Individual Investor Class	(22,939,061)	(27,351,674)
Institutional Class	(1,817,242)	(1,846,417)
R Class	(30,145)	(29,299)
Realized gains
Individual Investor Class	—	—
Institutional Class	—	—
R Class	—	—
Tax Return of Capital
Individual Investor Class	—	(84,169)
Institutional Class	—	(4,888)
R Class	—	(119)

Total distributions to shareholders	(24,786,448)	(29,316,566)

From capital share transactions:
Individual Investor Class
Proceeds from shares sold	111,076,277	100,855,465
Proceeds from reinvestment of distributions	21,834,562	26,171,813
Cost of shares redeemed	(284,638,096)	(262,221,609)

Net increase (decrease) from Individual Investor Class transactions	(151,727,257)	(135,194,331)

Institutional Class
Proceeds from shares sold	39,211,268	21,189,029
Proceeds from reinvestment of distributions	1,766,114	1,796,126
Cost of shares redeemed	(30,957,038)	(24,379,799)

Net increase (decrease) from Institutional Class transactions	10,020,344	(1,394,644)

R Class
Proceeds from shares sold	873,247	1,010,683
Proceeds from reinvestment of distributions	30,145	29,418
Cost of shares redeemed	(675,103)	(451,773)

Net increase from R Class transactions	228,289	588,328

Net increase (decrease) from capital share transactions	(141,478,624)	(136,000,647)

Net increase (decrease) in net assets	(196,997,712)	47,489,623

Net assets
Beginning of period	1,985,353,882	1,937,864,259

End of period (1)	$1,788,356,170	$1,985,353,882

(1) Includes undistributed net investment income (loss)	$3,804,651	$—

SEE NOTES TO FINANCIAL STATEMENTS	74

Growth Fund		Small Cap Fund		International Fund
Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/11	Year Ended 12/31/10	Year End 12/31/11	Year Ended 12/31/10

$ 60,715	$(277,695)	$54,521	$51,010	$733,143	$253,700
5,984,586	5,511,463	1,252,818	1,010,849	(796,917)	212,985
(9,115,741)	15,888,299	(1,889,554)	724,699	(7,136,692)	1,858,124

(3,070,440)	21,122,067	(582,215)	1,786,558	(7,200,466)	2,324,809

—	—	(119,152)	(51,679)	(473,796)	(232,251)
—	—	(6,971)	(2,133)	(133,233)	(64,049)
—	—	(209)	(89)	(2,422)	(1,017)

—	—	(1,179,696)	(665,528)	(45,574)	—
—	—	(60,255)	(19,665)	(11,577)	—
—	—	(5,034)	(1,003)	(259)	—

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

—	—	(1,371,317)	(740,097)	(666,861)	(297,317)

26,879,153	13,738,584	8,158,670	4,772,885	17,060,784	13,945,159
—	—	1,191,670	679,473	456,841	204,309
(23,364,765)	(17,176,825)	(3,426,304)	(536,459)	(6,930,471)	(2,278,570)

3,514,388	(3,438,241)	5,924,036	4,915,899	10,587,154	11,870,898

2,261,364	529,911	596,347	203,998	4,035,864	5,955,212
—	—	16,187	17,085	97,250	34,762
(430,705)	(736,443)	(152,219)	(10,350)	(2,883,870)	(1,879,704)

1,830,659	(206,532)	460,315	210,733	1,249,244	4,110,270

501,869	43,913	78,447	10,157	90,562	126,677
—	—	5,244	1,091	2,614	956
(116,471)	(965)	(42,074)	(12)	(9,689)	(12,569)

385,398	42,948	41,617	11,236	83,487	115,064

5,730,445	(3,601,825)	6,425,968	5,137,868	11,919,885	16,096,232

2,660,005	17,520,242	4,472,436	6,184,329	4,052,558	18,123,724

114,685,854	97,165,612	9,490,557	3,306,228	29,939,068	11,815,344

$ 117,345,859	$114,685,854	$13,962,993	$9,490,557	$33,991,626	$29,939,068

$(2,062)	$—	$—	$—	$(4,457)	$(90,662)

75	SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets, continued

	High Yield Bond Fund
	Year Ended 12/31/11	Year Ended 12/31/10
Increase (Decrease) in Net Assets
Operations
Investment income (loss), net	$33,375,931	$32,191,306
Net realized gain (loss) on investments and foreign currency transactions	2,292,576	9,187,776
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(26,992,006)	(3,625,270)

Net increase (decrease) in net assets resulting from operations	8,676,501	37,753,812
Distributions to shareholders from:
Net investment income
Individual Investor Class	(22,129,221)	(23,483,017)
Institutional Class	(11,489,017)	(8,480,035)
R Class	(20,158)	(16,159)
Realized gains
Individual Investor Class	(4,699,316)	(4,248,563)
Institutional Class	(2,526,411)	(1,747,338)
R Class	(5,759)	(3,098)
Tax Return of Capital
Individual Investor Class	—	—
Institutional Class	—	—
R Class	—	—

Total distributions to shareholders	(40,869,882)	(37,978,210)

From capital share transactions:
Individual Investor Class
Proceeds from shares sold	146,368,763	162,464,467
Proceeds from reinvestment of distributions	20,378,755	23,113,849
Cost of shares redeemed	(147,285,259)	(188,119,948)

Net increase (decrease) from Individual Investor Class transactions	19,462,259	(2,541,632)

Institutional Class
Proceeds from shares sold	83,572,799	74,914,647
Proceeds from reinvestment of distributions	9,462,237	7,985,544
Cost of shares redeemed	(53,528,085)	(55,049,477)

Net increase (decrease) from Institutional Class transactions	39,506,951	27,850,714

R Class
Proceeds from shares sold	490,966	272,859
Proceeds from reinvestment of distributions	25,511	19,257
Cost of shares redeemed	(254,777)	(184,208)

Net increase from R Class transactions	261,700	107,908

Net increase (decrease) from capital share transactions	59,230,910	25,416,990

Net increase (decrease) in net assets	27,037,529	25,192,592
Net assets
Beginning of period	415,820,311	390,627,719

End of period (1)	$442,857,840	$415,820,311

(1)Includes undistributed net investment income (loss)	$(188,380)	$—

SEE NOTES TO FINANCIAL STATEMENTS	76

Global Women’s Equality Fund		Global Green Fund
Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/11	Year Ended 12/31/10

$474,195	$211,999	$160,394	$24,096
1,637,214	1,458,842	1,130,835	(238,704)
(5,714,557)	1,868,884	(5,466,175)	3,340,551

(3,603,148)	3,539,725	(4,174,946)	3,125,943

(396,939)	(167,527)	—	(88,737)
(24,923)	(17,564)	—	(8,967)
			(833)

—	—	(794,394)	—
—	—	(60,882)	—
—	—	(15,851)	—

—	—	—	—
—	—	—	—
—	—	—	—

(421,862)	(185,091)	(871,127)	(98,537)

7,745,020	6,999,073	16,263,786	10,558,797
353,731	160,290	767,290	83,926
(6,495,352)	(4,674,450)	(7,219,962)	(2,958,939)

1,603,399	2,484,913	9,811,114	7,683,784

633,763	82,381	1,615,592	1,210,264
31,371	17,076	55,347	6,437
(131,972)	(352,023)	(556,880)	(58,801)

533,162	(252,566)	1,114,059	1,157,900

		255,325	296,762
		15,520	833
		(167,936)	(76,468)

		102,909	221,127

2,136,561	2,232,347	11,028,082	9,062,811

(1,888,449)	5,586,981	5,982,009	12,090,217

37,641,873	32,054,892	30,630,289	18,540,072

$35,753,424	$37,641,873	$36,612,298	$30,630,289

$19,761	$2,654	$(115,716)	$(250,163)

77	SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets—Shares of Beneficial Interest

	Balanced Fund
	Year Ended 12/31/11	Year Ended 12/31/10
Individual Investor Class
Shares sold	4,882,668	4,881,764
Shares issued in reinvestment of distributions	974,324	1,239,686
Shares redeemed	(12,555,762)	(12,760,906)

Net increase (decrease) in shares outstanding	(6,698,770)	(6,639,456)

Institutional Class
Shares sold	1,719,319	1,021,047
Shares issued in reinvestment of distributions	78,281	84,418
Shares redeemed	(1,378,388)	(1,181,681)

Net increase (decrease) in shares outstanding	419,212	(76,216)

R Class
Shares sold	38,881	48,986
Shares issued in reinvestment of distributions	1,337	1,366
Shares redeemed	(29,051)	(21,560)

Net increase in shares outstanding	11,167	28,792

	High Yield Bond Fund
	Year Ended 12/31/11	Year Ended 12/31/10
Individual Investor Class
Shares sold	19,446,500	20,965,498
Shares issued in reinvestment of distributions	2,697,237	2,985,748
Shares redeemed	(19,334,406)	(24,325,981)

Net increase (decrease) in shares outstanding	2,809,331	(374,735)

Institutional Class
Shares sold	10,937,721	9,681,333
Shares issued in reinvestment of distributions	1,260,453	1,035,413
Shares redeemed	(7,173,539)	(7,153,965)

Net increase (decrease) in shares outstanding	5,024,635	3,562,781

R Class
Shares sold	64,577	34,945
Shares issued in reinvestment of distributions	3,427	2,496
Shares redeemed	(32,868)	(23,530)

Net increase in shares outstanding	35,136	13,911

SEE NOTES TO FINANCIAL STATEMENTS	78

Growth Fund		Small Cap Fund		International Fund
Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/11	Year Ended 12/31/10

2,114,836	1,291,257	744,341	469,623	1,974,357	1,658,929
—	—	116,997	62,743	54,723	24,440
(1,871,930)	(1,606,985)	(316,874)	(51,933)	(847,135)	(275,571)

242,906	(315,728)	544,464	480,433	1,181,945	1,407,798

175,244	48,451	53,097	21,000	452,923	697,408
—	—	1,541	1,557	11,584	4,041
(34,880)	(70,074)	(15,730)	(962)	(343,844)	(222,064)

140,364	(21,623)	38,908	21,595	120,663	479,385

40,482	3,999	7,046	923	10,222	14,713
—	—	507	100	314	113
(9,591)	(80)	(4,205)	(2)	(1,226)	(1,517)

30,891	3,919	3,348	1,021	9,310	13,309

Global Women’s Equality Fund		Global Green Fund
Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/11	Year Ended 12/31/10

439,301	436,119	1,735,134	1,226,846
20,776	9,999	91,564	9,230
(381,192)	(294,053)	(785,789)	(350,807)

78,885	(152,065)	1,040,909	885,269

35,091	4,994	171,380	143,132
1,850	1,060	6,581	709
(7,831)	(21,605)	(64,385)	(7,011)

29,110	(15,551)	113,576	136,830

		27,203	33,923
		1,863	89
		(18,525)	(8,850)

		10,541	25,162

79	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2011

Financial Highlights

Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations				Distributions to shareholders

	Net asset value, beginning of period	Net investment income (loss)[1]		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Tax return of capital
Balanced Fund
Individual Investor Class
Year Ended December 31, 2011	$22.36	$0.34		$(0.74)	$(0.40)	$0.29	$—	$—
Year Ended December 31, 2010	20.30	0.32		2.06	2.38	0.32	—	0.00	[9]
Year Ended December 31, 2009	17.00	0.31		3.30	3.61	0.31	—	—
Year Ended December 31, 2008	25.31	0.41		(8.08)	(7.67)	0.40	0.24	—
Year Ended December 31, 2007	24.53	0.44		1.87	2.31	0.43	1.10	—
Institutional Class
Year Ended December 31, 2011	$22.56	$0.40		$(0.75)	$(0.35)	$0.35	$—	$—
Year Ended December 31, 2010	20.47	0.37		2.09	2.46	0.37	—	0.00	[9]
Year Ended December 31, 2009	17.14	0.36		3.33	3.69	0.36	—	—
Year Ended December 31, 2008	25.53	0.45		(8.14)	(7.69)	0.46	0.24	—
Period Ended December 31, 2007[7]	24.95	0.38		1.56	1.94	0.33	1.03	—
R Class
Year Ended December 31, 2011	$22.49	$0.29		$(0.76)	$(0.47)	$0.23	$—	$—
Year Ended December 31, 2010	20.42	0.28		2.07	2.35	0.28	—	0.00	[9]
Year Ended December 31, 2009	17.13	0.25		3.34	3.59	0.30	—	—
Year Ended December 31, 2008	25.59	0.31		(8.12)	(7.81)	0.41	0.24	—
Period Ended December 31, 2007[7]	24.95	0.45		1.44	1.89	0.22	1.03	—

Growth Fund
Individual Investor Class
Year Ended December 31, 2011	$12.21	$—		$(0.25)	$(0.25)	$—	$—	$—
Year Ended December 31, 2010	9.99	(0.03)		2.25	2.22	—	—	—
Year Ended December 31, 2009	7.19	(0.01)		2.81	2.80	—	—	—
Year Ended December 31, 2008	12.56	—		(5.12)	(5.12)	—	0.25	—
Year Ended December 31, 2007	12.53	(0.03)		1.70	1.67	—	1.64	—
Institutional Class
Year Ended December 31, 2011	$12.41	$0.04		$(0.26)	$(0.22)	$—	$—	$—
Year Ended December 31, 2010	10.13	—		2.28	2.28	—	—	—
Year Ended December 31, 2009	7.27	0.01	[8]	2.85	2.86	—	—	—
Year Ended December 31, 2008	12.68	0.02		(5.18)	(5.16)	—	0.25	—
Period Ended December 31, 2007[7]	13.10	0.12		0.99	1.11		1.53	—
R Class
Year Ended December 31, 2011	$12.24	$(0.02)	[8]	$(0.27)	$(0.29)	$—	$—	$—
Year Ended December 31, 2010	10.04	(0.05)		2.25	2.20	—	—	—
Year Ended December 31, 2009	7.24	(0.03)		2.83	2.80	—	—	—
Year Ended December 31, 2008	12.66	(0.03)		(5.14)	(5.17)	—	0.25	—
Period Ended December 31, 2007[7]	13.10	0.02		1.07	1.09	—	1.53	—

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized.
[5]	For the purpose of calculating the turnover ratio for the Balanced Fund, transactions related to the Value Fund merger have been excluded (Note F).

SEE NOTES TO FINANCIAL STATEMENTS	80

December 31, 2011

					Ratios to average net assets[3]
Total distributions	Redemption Fees	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses excluding custody credits	Net investment income (loss)		Net expenses including custody credits and waivers	Total expenses excluding custody credits and waivers	Portfolio Turnover[4]

$ 0.29	$—	$21.67	(1.83%)	$1,669,361	0.95%	1.51%		0.95%	0.95%	38%
0.32	—	22.36	11.83%	1,872,287	0.96%	1.55%		0.96%	0.96%	36%
0.31	—	20.30	21.41%	1,834,274	0.98%	1.70%		0.98%	0.98%	43%	[5]
0.64	—	17.00	(30.72%)	1,612,529	0.95%	1.85%		0.95%	0.95%	54%
1.53	—	25.31	9.44%	2,444,076	0.96%	1.70%	[6]	0.96%	0.96%	38%

$ 0.35	$—	$21.86	(1.61%)	$116,204	0.70%	1.77%		0.70%	0.70%	38%
0.37	—	22.56	12.16%	110,437	0.71%	1.81%		0.71%	0.71%	36%
0.36	—	20.47	21.70%	101,791	0.73%	1.94%		0.73%	0.73%	43%	[5]
0.70	—	17.14	(30.58%)	66,355	0.70%	2.10%		0.70%	0.70%	54%
1.36	—	25.53	7.84%	20,222	0.71%	1.95%		0.71%	0.71%	38%

$ 0.23	$—	$21.79	(2.09%)	$2,791	1.20%	1.27%		1.20%	1.20%	38%
0.28	—	22.49	11.58%	2,629	1.21%	1.36%		1.21%	1.21%	36%
0.30	—	20.42	21.14%	1,799	1.23%	1.30%		1.23%	1.23%	43%	[5]
0.65	—	17.13	(30.96%)	57	1.20%	1.60%		1.20%	1.20%	54%
1.25	—	25.59	7.61%	1	1.21%	1.43%		1.21%	1.21%	38%

$ —	$—	$11.96	(2.05%)	$112,042	1.32%	0.04%		1.32%	1.47%	20%
—	—	12.21	22.22%	111,403	1.41%	(0.28%)		1.41%	1.57%	25%
—	—	9.99	38.94%	94,306	1.45%	(0.08%)		1.45%	1.78%	39%
0.25	—	7.19	(41.52%)	66,493	1.46%	(0.01%)		1.46%	1.67%	51%
1.64	—	12.56	13.39%	105,213	1.51%	(0.19%)		1.50%	1.76%	66%

$ —	$—	$12.19	(1.77%)	$4,883	1.07%	0.31%		1.07%	1.22%	20%
—	—	12.41	22.51%	3,231	1.16%	(0.04%)		1.16%	1.32%	25%
—	—	10.13	39.34%	2,856	1.20%	0.16%		1.20%	1.53%	39%
0.25	—	7.27	(41.44%)	3,042	1.21%	0.24%		1.21%	1.41%	51%
1.53	—	12.68	8.53%	2,571	1.26%	1.27%		1.25%	1.51%	66%

$ —	$—	$11.95	(2.37%)	$421	1.57%	(0.13%)		1.57%	1.72%	20%
—	—	12.24	21.91%	53	1.66%	(0.49%)		1.66%	1.82%	25%
—	—	10.04	38.67%	4	1.70%	(0.37%)		1.70%	2.03%	39%
0.25	—	7.24	(41.58%)	2	1.71%	(0.26%)		1.71%	1.91%	51%
1.53	—	12.66	8.37%	1	1.76%	0.45%		1.75%	2.01%	66%

[6]

The Balanced Fund received a litigation settlement in the amount of $1,250,000 in 2007. Had this amount not been included in income, the income ratio would have been 1.64% for the year ended December 31, 2007.

[7]	Per share data is reflected from class inception date of April 2, 2007.
[8]

The amount shown for a share outstanding does not correspond with the aggregate net investment income for the period due to the timing of sales and repurchases of the shares in relation to fluctuating market value of the investments of the Fund.

[9]	Rounds to less than $0.01.

81	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2011

Financial Highlights, continued

Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders

	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)[1]	Total from investment operations	From net investment income	From net realized gains	Tax return of capital
Small Cap Fund
Individual Investor Class
Year Ended December 31, 2011	$11.05	$0.04	$(0.39)	$(0.35)	$0.09	$0.96	$—
Year Ended December 31, 2010	9.29	0.08	2.46	2.54	0.07	0.71	—
Year Ended December 31, 2009	6.78	(0.03)	2.54	2.51	—	—	—
Period Ended December 31, 2008[5]	10.00	0.01	(3.22)	(3.21)	0.01	—	—
Institutional Class
Year Ended December 31, 2011	$11.08	$0.07	$(0.38)	$(0.31)	$0.12	$0.96	$—
Year Ended December 31, 2010	9.31	0.15	2.42	2.57	0.09	0.71	—
Year Ended December 31, 2009	6.78	(0.02)	2.56	2.54	0.01	—	—
Period Ended December 31, 2008[5]	10.00	0.03	(3.22)	(3.19)	0.03	—	—
R Class
Year Ended December 31, 2011	$10.99	$0.02	$(0.39)	$(0.37)	$0.05	$0.96	$—
Year Ended December 31, 2010	9.26	0.16	2.35	2.73	0.07	0.71	—
Year Ended December 31, 2009	6.78	(0.05)	2.53	2.48	—	—	—
Period Ended December 31, 2008[5]	10.00	—	(3.22)	(3.22)	—	—	—

International Fund
Individual Investor Class
Year Ended December 31, 2011	$9.10	$0.18	$(1.75)	$(1.57)	$0.14	$0.01	$—
Year Ended December 31, 2010	8.51	0.10	0.60	0.70	0.11	—	—
Year Ended December 31, 2009	6.19	0.06	2.34	2.40	0.07	—	0.01
Period Ended December 31, 2008[5]	10.00	0.13	(3.86)	(3.73)	0.08	—	—
Institutional Class
Year Ended December 31, 2011	$9.12	$0.20	$(1.74)	$(1.54)	$0.16	$0.01	$—
Year Ended December 31, 2010	8.53	0.12	0.60	0.72	0.13	—	—
Year Ended December 31, 2009	6.19	—	2.44	2.44	0.09	—	0.01
Period Ended December 31, 2008[5]	10.00	0.15	(3.87)	(3.72)	0.09	—	—
R Class
Year Ended December 31, 2011	$9.07	$0.15	$(1.73)	$(1.58)	$0.12	$0.01	$—
Year Ended December 31, 2010	8.50	0.08	0.60	0.68	0.11	—	—
Year Ended December 31, 2009	6.20	0.07	2.31	2.38	0.07	—	0.01
Period Ended December 31, 2008[5]	10.00	0.12	(3.86)	(3.74)	0.06	—	—

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions,and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

SEE NOTES TO FINANCIAL STATEMENTS	82

December 31, 2011

					Ratios to average net assets[3]
Total distributions	Redemption Fees	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses excluding custody credits	Net investment income	Net expenses including custody credits and waivers	Total expenses excluding custody credits and waivers	Portfolio Turnover[4]

$ 1.05	$—	$9.65	(3.50%)	$13,290	1.24%	0.40%	1.24%	2.71%	161%
—	—	11.05	30.17%	9,192	1.24%	0.80%	1.24%	4.47%	179%
—	—	9.29	37.02%	3,266	1.24%	(0.41%)	1.24%	12.09%	201%
—	—	6.78	(32.07%)	1,140	1.25%	0.22%	1.24%	14.13%	109%

$ 1.08	$—	$9.69	(3.17%)	$627	0.99%	0.67%	0.99%	2.46%	161%
0.80	—	11.08	30.44%	283	0.99%	1.41%	0.99%	4.22%	179%
0.01	—	9.31	37.44%	37	0.99%	(0.27%)	0.99%	11.84%	201%
0.03	—	6.78	(31.92%)	1	1.00%	0.47%	0.99%	13.88%	109%

$ 1.01	$—	$9.61	(3.74%)	$46	1.49%	0.15%	1.49%	2.96%	161%
0.78	—	10.99	29.94%	15	1.49%	1.62%	1.49%	4.72%	179%
—	—	9.26	36.58%	4	1.49%	(0.62%)	1.49%	12.34%	201%
—	—	6.78	(32.20%)	1	1.50%	(0.03%)	1.49%	14.38%	109%

$ 0.15	$—	$7.38	(17.43%)	$27,603	1.40%	2.07%	1.40%	1.95%	34%
0.11	—	9.10	8.37%	23,254	1.40%	1.25%	1.40%	2.55%	41%
0.08	—	8.51	39.14%	9,768	1.40%	0.83%	1.40%	7.35%	23%
0.08	—	6.19	(37.26%)	2,087	1.40%	2.08%	1.40%	11.81%	26%

$ 0.17	$—	$7.41	(17.08%)	$6,210	1.15%	2.32%	1.15%	1.70%	34%
0.13	—	9.12	8.57%	6,549	1.15%	1.43%	1.15%	2.30%	41%
0.10	—	8.53	39.70%	2,033	1.15%	0.01%	1.15%	7.10%	23%
0.09	—	6.19	(37.13%)	1	1.15%	2.33%	1.15%	11.56%	26%

$ 0.13	$—	$7.36	(17.56%)	$178	1.65%	1.74%	1.65%	2.20%	34%
0.11	—	9.07	8.10%	136	1.65%	0.90%	1.65%	2.80%	41%
0.08	—	8.50	38.65%	14	1.65%	0.96%	1.65%	7.60%	23%
0.06	—	6.20	(37.43%)	1	1.65%	1.83%	1.65%	12.06%	26%

[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized
[5]	Per share data for all classes of the Fund is reflected from Fund inception date of March 27, 2008.

83	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2011

Financial Highlights, continued

Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)[1]	Total from investment operations	From net investment income	From net realized gains		Tax return of capital
High Yield Bond Fund
Individual Investor Class
Year Ended December 31, 2011	$7.74	$0.57	$(0.41)	$0.16	$0.58	$0.12		$—
Year Ended December 31, 2010	7.74	0.66	0.10	0.76	0.65	0.11		—
Year Ended December 31, 2009	6.10	0.64	1.64	2.28	0.64	—		—
Year Ended December 31, 2008	8.37	0.59	(2.22)	(1.63)	0.63	0.01		—
Year Ended December 31, 2007	8.54	0.63	(0.14)	0.49	0.63	0.03		—
Institutional Class
Year Ended December 31, 2011	$7.72	$0.59	$(0.43)	$0.16	$0.59	$0.12		$—
Year Ended December 31, 2010	7.70	0.67	0.13	0.80	0.67	0.11		—
Year Ended December 31, 2009	6.08	0.65	1.62	2.27	0.65	—		—
Year Ended December 31, 2008	8.34	0.61	(2.22)	(1.61)	0.64	0.01		—
Year Ended December 31, 2007	8.54	0.65	(0.17)	0.48	0.65	0.03		—
Year Ended December 31, 2006	8.35	0.64	0.19	0.83	0.64	0.00	[6]	—
R Class
Year Ended December 31, 2011	$7.72	$0.55	$(0.40)	$0.15	$0.56	$0.12		$—
Year Ended December 31, 2010	7.71	0.63	0.12	0.75	0.63	0.11		—
Year Ended December 31, 2009	6.08	0.63	1.62	2.25	0.62	—		—
Year Ended December 31, 2008	8.34	0.51	(2.16)	(1.65)	0.60	0.01		—
Period Ended December 31, 2007[7]	8.68	0.45	(0.29)	0.16	0.47	0.03		—

Global Women’s Equality Fund
Individual Investor Class
Year Ended December 31, 2011	$17.58	$0.21	$(1.71)	$(1.50)	$0.18	$—		$—
Year Ended December 31, 2010	15.99	0.10	1.58	1.68	0.09	—		—
Year Ended December 31, 2009	12.79	0.08	3.20	3.28	0.08	—		—	[5]
Year Ended December 31, 2008	22.01	0.13	(8.62)	(8.49)	0.13	0.60		—
Period Ended December 31, 20078, [9]	21.86	0.07	2.13	2.20	0.10	1.95		—
Year Ended March 31, 2007[8]	21.24	0.11	1.10	1.21	0.11	0.48		—
Institutional Class
Year Ended December 31, 2011	$17.62	$0.25	$(1.71)	$(1.46)	$0.22	$—		$—
Year Ended December 31, 2010	16.03	0.14	1.58	1.72	0.13	—		—
Year Ended December 31, 2009	12.80	0.12	3.20	3.32	0.09	—		—	[5]
Year Ended December 31, 2008	22.03	0.18	(8.63)	(8.45)	0.18	0.60		—
Period Ended December 31, 20078, [9]	21.86	0.13	2.12	2.25	0.13	1.95		—
Period Ended March 31, 20078, [10]	21.53	0.17	0.82	0.99	0.18	0.48		—

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized
[5]	Rounds to less than $0.01.
[6]

In 2007, the Individual Investor Class Shares of the Fund received $197,873 from the Fund’s Adviser, and $96,127 from a non-affiliated broker as reimbursement for dilution of returns that may have occurred as a result of frequent trading activity from 2001-2003. Excluding the effect of this payment on the Fund’s ending net assets per share, the total return for the year ended December 31, 2007 would have been 5.42%.

SEE NOTES TO FINANCIAL STATEMENTS	84

December 31, 2011

							Ratios to average net assets[3]
Total distributions	Redemption Fees		Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses excluding custody credits	Net investment income	Net expenses including custody credits and waivers	Total expenses excluding custody credits and waivers	Portfolio Turnover[4]

$0.70	$—		$7.20	2.00%	$295,597	0.97%	7.54%	0.97%	0.97%	49%
0.76	—		7.74	10.35%	296,349	0.99%	8.45%	0.99%	0.99%	70%
0.64	—		7.74	38.70%	298,915	0.97%	8.88%	0.97%	1.04%	58%
0.64	—	[5]	6.10	(20.61%)	92,187	0.99%	7.82%	0.99%	1.19%	29%
0.66	—	[5]	8.37	5.80%[6]	77,987	1.00%	7.31%	0.99%	1.44%	26%

$0.71	$—		$7.17	2.10%	$146,810	0.72%	7.78%	0.72%	0.72%	49%
0.78	—		7.72	10.92%	119,258	0.74%	8.70%	0.74%	0.74%	70%
0.65	—		7.70	38.78%	91,606	0.72%	9.12%	0.72%	0.79%	58%
0.65	—	[5]	6.08	(20.38%)	23,646	0.74%	8.07%	0.74%	0.94%	29%
0.68	—	[5]	8.34	5.68%	19,314	0.75%	7.59%	0.74%	1.19%	26%
0.64	—	[5]	8.54	10.41%	10,363	0.88%	7.63%	0.88%	1.42%	46%

$0.68	$—		$7.19	1.87%	$452	1.22%	7.30%	1.22%	1.22%	49%
0.74	—		7.72	10.23%	214	1.24%	8.21%	1.24%	1.24%	70%
0.62	—		7.71	38.27%	106	1.22%	8.52%	1.22%	1.29%	58%
0.61	—		6.08	(20.91%)	4	1.24%	7.57%	1.24%	1.44%	29%
0.50	—		8.34	1.94%	1	1.25%	7.29%	1.24%	1.69%	26%

$0.18	$—		$15.90	(8.60%)	$33,034	1.24%	1.20%	1.24%	1.68%	114%
0.09	—		17.58	10.54%	35,147	1.24%	0.63%	1.24%	1.90%	116%
0.08	—		15.99	25.76%	29,537	1.24%	0.58%	1.24%	2.04%	94%
0.73	—		12.79	(39.69%)	23,984	1.24%	0.71%	1.24%	1.82%	78%
2.05	—	[5]	22.01	10.13%	33,233	1.29%	0.37%	1.29%	1.67%	32%
0.59	—	[5]	21.86	5.67%	33,279	1.34%	0.50%	1.34%	1.79%	25%

$0.22	$—		$15.94	(8.35%)	$2,719	0.99%	1.47%	0.99%	1.43%	114%
0.13	—		17.62	10.78%	2,495	0.99%	0.86%	0.99%	1.65%	116%
0.09	—		16.03	26.11%	2,518	0.99%	0.86%	0.99%	1.79%	94%
0.78	—		12.80	(39.52%)	2,279	0.99%	0.96%	0.99%	1.57%	78%
2.08	—	[5]	22.03	10.37%	4,528	0.99%	0.55%	0.99%	1.44%	32%
0.66	—	[5]	21.86	4.57%	5,306	0.99%	0.91%	0.99%	1.50%	25%

[7]	Per share data is reflected from class inception date of April 2, 2007.
[8]

Effective October 29, 2007, the Global Women’s Equality Fund (formerly the Women’s Equity Fund) acquired the assets and liabilities of the original Women’s Equity Fund, a series of Professionally Managed Portfolios. For the three years ended March 31, 2007 and for the period from April 1, 2007 through October 28, 2007, the Adviser of the Fund was FEMMX Financial. For the period from October 29, 2007 through December 31, 2007 the Adviser was Pax World Management Corp. The original Women’s Equity Fund had a fiscal year end of March 31. Information shown for periods prior to October 29, 2007 reflect that of the original Women’s Equity Fund.

[9]

Beginning with the period from April 1, 2007 through December 31, 2007, the Global Women’s Equality Fund was audited by Ernst & Young LLP. The previous periods were audited by another independent registered accounting firm, the report of which expressed an unqualified opinion.

[10]	Per share data for the Global Women’s Equality Fund Institutional Class reflected from class inception date of April 19, 2006.

85	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2011

Financial Highlights, continued

Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders

	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)[1]	Total from investment operations	From net investment income	From net realized gains	Tax return of capital
Global Green Fund
Individual Investor Class
Year Ended December 31, 2011	$9.63	$0.04	$(1.04)	$(1.00)	$—	$0.21	$—
Year Ended December 31,2010	8.69	0.01	0.96	0.97	0.03	—	—
Year Ended December 31,2009	6.38	0.03	2.36	2.39	0.08	—	—
Period Ended December 31,2008[5]	10.00	0.02	(3.61)	(3.59)	0.03	—	—
Institutional Class
Year Ended December 31, 2011	$9.64	$0.07	$(1.04)	(0.97)	$—	$0.21	$—
Year Ended December 31,2010	8.69	0.03	0.97	1.00	0.05	—	—
Year Ended December 31,2009	6.38	0.04	2.37	2.41	0.10	—	—
Period Ended December 31,2008[5]	10.00	0.03	(3.61)	(3.58)	0.04	—	—
R Class
Year Ended December 31, 2011	$9.60	$0.02	$(1.04)	$(1.02)	$—	$0.21	$—
Year Ended December 31,2010	8.66	(0.02)[6]	0.97	0.95	0.01	—	—
Year Ended December 31,2009	6.37	(0.01)[6]	2.37	2.36	0.07	—	—
Period Ended December 31,2008[5]	10.00	—	(3.61)	(3.61)	0.02	—	—

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized

December 31, 2011

					Ratios to average net assets[3]
Total distributions	Redemption Fees	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses excluding custody credits	Net investment income	Net expenses including custody credits and waivers	Total expenses excluding custody credits and waivers	Portfolio Turnover[4]

$ 0.21	$—	$8.42	(10.39%)	$33,444	1.40%	0.44%	1.40%	1.99%	79%
0.03	—	9.63	11.20%	28,210	1.40%	0.09%	1.40%	2.38%	62%
0.08	—	8.69	37.52%	17,765	1.40%	0.35%	1.40%	3.78%	81%
0.03	—	6.38	(35.92%)	5,999	1.40%	0.27%	1.40%	6.25%	28%

$ 0.21	$—	$8.46	(10.07%)	$2,511	1.15%	0.73%	1.15%	1.74%	79%
0.05	—	9.64	11.56%	1,767	1.15%	0.32%	1.15%	2.13%	62%
0.10	—	8.69	37.79%	404	1.15%	0.56%	1.15%	3.53%	81%
0.04	—	6.38	(35.83%)	5	1.15%	0.52%	1.15%	6.00%	28%

$ 0.21	$—	$8.37	(10.63%)	$658	1.65%	0.18%	1.65%	2.24%	79%
0.01	—	9.60	11.01%	653	1.65%	(0.18%)	1.65%	2.63%	62%
0.07	—	8.66	37.16%	371	1.65%	(0.17%)	1.65%	4.03%	81%
0.02	—	6.37	(36.12%)	30	1.65%	0.02%	1.65%	6.50%	28%

[5]	Per share data for all classes of the Fund is reflected from Fund inception date of March 27, 2008.
[6]

The amount shown for a share outstanding does not correspond with the aggregate new investment income for the period due to the timing of sales and repurchases of the shares in relation to fluctuating market values of the investments of the Fund.

87	SEE NOTES TO FINANCIAL STATEMENTS

Pax World Funds Series Trust I

December 31, 2011

Notes to Financial Statements

NOTE A—Organization and Summary of Significant Accounting Policies

Organization Pax World Funds Series Trust I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the”1940 Act”), is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts on May 25, 2006. As of December 31, 2011, the Trust offered eleven investment funds.

These financial statements relate only to the Pax World Balanced Fund (the “Balanced Fund”), Pax World Growth Fund (the “Growth Fund”), Pax World Small Cap Fund (the “Small Cap Fund”), Pax World International Fund (the “International Fund”), Pax World High Yield Bond Fund (the “High Yield Bond Fund”), Pax World Global Women’s Equality Fund (the “Global Women’s Equality Fund”), and Pax World Global Green Fund (the “Global Green Fund”) (each a “Fund”, collectively, the “Funds”), each a diversified series of the Trust.

The Funds seek to invest in forward-thinking companies with sustainable business models that meet positive environmental, social and governance standards. The Funds avoid investing in companies that their investment adviser determines are significantly involved in the manufacture of weapons or weapons-related products, manufacture tobacco products or engage in unethical business practices.

The Balanced Fund’s primary investment objective is to seek income and conservation of principal. As a secondary investment objective, the Fund seeks long-term growth of capital. The Fund seeks to achieve its investment objective by investing approximately 60% of its assets in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks) and approximately 40% of its assets in debt securities (including but not limited to debt securities convertible into equity securities).

The Growth Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, primarily in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies that the Adviser believes will have above-average growth prospects.

Pax World Funds Series Trust I

December 31, 2011

The Small Cap Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its assets in equity securities (such as common stocks and securities convertible into common or preferred stocks and warrants) of companies that, when purchased, have capitalizations within the range of the Russell 2000 Index as measured by market capitalization.

The International Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, primarily in equity securities (such as common stock, preferred stock and securities convertible into common or preferred stocks) of non-U.S. issuers.

The High Yield Bond Fund’s primary investment objective is to seek high current income. As a secondary objective, the High Yield Bond Fund seeks capital appreciation. The Fund seeks to achieve this objective by investing, under normal market conditions, at least eighty percent (80%) of its assets in high-yield, fixed income securities (such as bonds, notes and debentures) that are rated below BBB- by Standard & Poor’s Ratings Group or below Baa3 by Moody’s Investors Service and other fixed income securities that are, in the opinion of the Advisor, of comparable quality (commonly referred to as “junk bonds”).

The Global Women’s Equality Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its assets in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies located around the world, including at least 40% of its net assets in the securities of non-U.S. issuers.

The Global Green Fund’s investment objective is to seek long term growth of capital by investing in innovative companies around the world whose businesses and technologies focus on environmental markets, including renewable energy and energy efficiency, water quality and pollution control and environmental services and waste management. Under normal market conditions, the Fund will invest primarily in equity securities (such as common stock, preferred stocks and securities convertible into common or preferred stocks) of companies located around the world including at least 40% of its net assets in securities of non-U.S. issuers.

Pax World Funds Series Trust I

December 31, 2011

Notes to Financial Statements, continued

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

Accounting Estimates The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments Investments for which market quotations are readily available are valued at fair value. Fair values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Investments denominated in currencies other than the U.S. dollar are converted to U.S. dollars using daily exchange rates obtained from pricing services. As a result, Net Asset Value (“NAV”) of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed, and the net asset value of a Fund’s shares may change on days when an investor is not able to purchase, redeem or exchange shares. If market quotations are not readily available (including in cases when available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to policies and procedures approved by the Trustees (so called “fair value pricing”). Fair value pricing may require subjective determinations about the

Pax World Funds Series Trust I

December 31, 2011

value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. Various factors may be considered in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time at which Funds’ net asset value is determined; and changes in overall market conditions. At December 31, 2011, five securities were fair valued in good faith pursuant to policies and procedures approved by the Board. The Balanced Fund held two securities fair valued at $2,250,302 representing 0.13% of the Fund’s net asset value. The International Fund held one security fair valued at $50,279, representing 0.15% of the Fund’s net asset value, and the High Yield Bond Fund held two securities fair valued at a total of $0 representing 0.00% of the Fund’s net asset value.

For those Funds that invest in non-U.S. securities, investors should be aware that many securities markets and exchanges outside the U.S. close prior to the close of the NYSE, and the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the Funds’ fair value pricing procedures require the Funds to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value pricing procedures may differ from recent market prices for the investment.

Pax World Funds Series Trust I

December 31, 2011

Notes to Financial Statements, continued

The NAV of each class of a Fund’s shares is determined ordinarily as of the close of regular trading (normally 4:00 p.m. Eastern time) (the “NYSE Close”) on the New York Stock Exchange on each day (a “Business Day”) that the New York Stock Exchange is open for trading.

For purposes of calculating NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 —	quoted prices in active markets for identical investments
• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Pax World Funds Series Trust I

December 31, 2011

Equity securities, including restricted securities and options on equity securities, for which market quotations are readily available, valued at the last reported sale price or official closing price as reported by an independent pricing service, are generally categorized as Level 1 in the hierarchy. Foreign equities may also be valued at official close, or may be valued based on the fair value pricing procedures noted above. When fair valuation methods are applied to foreign securities, they are generally categorized as Level 2. Utilizing fair valuation of foreign securities for significant market movements may result in transfers between Level 1 and Level 2 categorizations for such securities. Debt securities are valued at evaluated prices received from independent pricing services and are generally categorized as Level 2 in the hierarchy. Investments in mutual funds are generally categorized as Level 1. Short-term securities with remaining maturities of sixty days or less, which are valued at amortized cost, are generally categorized as Level 2 in the hierarchy.

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which a security is traded but before the time at which the Funds’ net assets are computed and that may materially affect the value of the Funds’ investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pax World Funds Series Trust I

December 31, 2011

Notes to Financial Statements, continued

The following is a summary of the inputs used to value the Funds’ net assets as of December 31, 2011:

	Level 1	Level 2	Level 3	Totals
Balanced
Common Stocks - Domestic	$990,583,186	$—	$—	$990,583,186
Common Stocks - Foreign	220,275,088	32,980,862		253,255,950
Exchange Traded Funds	8,164,017	—	—	8,164,017
Corporate Bonds	—	244,721,465	2,250,302	246,971,767
U.S. Govt Agency Bonds	—	82,260,867	—	82,260,867
Government Bonds	—	14,540,108	—	14,540,108
Municipal Bonds	—	35,719,611	—	35,719,611
U.S. Treasury Notes	—	44,749,477	—	44,749,477
Mortgage-Backed Securities	—	99,355,707	—	99,355,707
Cash Equivalents	39,671,542	1,093,000	—	40,764,542
Equity Call/Put Options Written	(935,575)	—	—	(935,575)

Total	$1,257,758,258	$555,421,097	$2,250,302	$1,815,429,657

Growth
Common Stocks—Domestic	$100,465,199	$—	$—	$100,465,199
Common Stocks—Foreign	12,427,142	2,136,064		14,563,206
Cash Equivalents	7,010,503	2,555,000		9,565,503

Total	$119,902,844	$4,691,064	$—	$124,593,908

Small Cap
Common Stocks - Domestic	$13,757,012	$—	$—	$13,757,012
Cash Equivalents	—	291,000	—	291,000

Total	$13,757,012	$291,000	$—	$14,048,012

International
Common Stocks—Foreign	$9,180,385	$24,169,011	$50,279	$33,399,675
Exchange Traded Funds	828,346	—	—	828,346

Total	$10,008,731	$24,169,011	$50,279	$34,228,021

Pax World Funds Series Trust I

December 31, 2011

	Level 1	Level 2	Level 3	Totals
High Yield Bond
Common Stocks - Domestic	$1,968,944	$—	$—	$1,968,944
Common Stocks - Foreign	149,892	—	—	149,892
Preferred Stocks	1,096,641	—	—	1,096,641
Exchange Traded Funds	30,867,980	—	—	30,867,980
Corporate Bonds	—	383,067,091	0	383,067,091
Cash Equivalents	30,267,575	22,877,476	—	53,145,051
Warrants	—	—	0	0
Equity Call Options Written	(85,000)	—	—	(85,000)

Total	$64,266,032	$405,944,567	$0	$470,210,599

Global Women’s Equality
Common Stocks - Domestic	$18,166,694	$—	$—	$18,166,694
Common Stocks - Foreign	7,644,747	8,918,917	—	16,563,664
Exchange Traded Funds	1,041,453	—	—	1,041,453
Cash Equivalents	936,332	123,000	—	1,059,332

Total	$27,789,226	$9,041,917	$—	$36,831,143

Global Green
Common Stocks—Domestic	$15,592,907	$—	$—	$15,592,907
Common Stocks—Foreign	—	19,925,742	—	19,925,742
Cash Equivalents	—	1,019,000	—	1,019,000

Total	$15,592,907	$20,944,742	$—	$36,537,649

*	Other financial instruments refer to derivative instruments not reflected in the Schedules of Investments, such as futures, forward contracts, options and swap contracts, which are valued at the unrealized appreciation/depreciation of the instrument.

The Funds recognize transfers between Levels as of the end of the period. As of December 31, 2011, the Funds did not have significant transfers between valuation levels.

Pax World Funds Series Trust I

December 31, 2011

Notes to Financial Statements, continued

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balanced	High Yield Bond	Global Women’s Equality
Corporate Bonds
Balance as of December 31, 2010	$2,000,112	$32,125	$366,938
Realized Gain (loss)	—	—	—
Amortization of Premium	—	(151,483)	—
Change in unrealized appreciation (depreciation)	190	69,365	8,062
Purchases	250,000	49,993	—
Sales	—	—	(375,000)
Transfers in and/or out of Level 3	—	—	—

Balance as of December 31, 2011	$2,250,302	$0	$—

			International
Common Stock - Foreign
Balance as of December 31, 2010			$—
Realized Gain (loss)			—
Amortization of Premium			—
Change in unrealized appreciation (depreciation)			—
Purchases			—
Sales			—
Transfers in and/or out of Level 3			50,279

Balance as of December 31, 2011			$50,279

The change in unrealized gain/loss on Level 3 securities held at December 31, 2011, included gains of $190, $0, $69,365, and $8,062, in the Balanced Fund, International Fund, High Yield Bond Fund and Global Women’s Equality Fund, respectively, for the year-to-date period then ended.

Investment Transactions Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses from the sale or disposition of securities are determined on the identified cost basis, which is also used for federal income tax purposes. Corporate actions (including cash dividends) are recorded net of foreign tax withholdings.

Investment Income Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premiums, if any. The value of additional securities received as dividend payments is recorded as income and as an

Pax World Funds Series Trust I

December 31, 2011

increase to the cost basis of such securities. The Funds amortize purchase price premium and accrete discount on bonds, if any, over the remaining life of the bonds using the effective interest method of amortization; for callable bonds, the amortization period is to the most likely call date.

Distributions to Shareholders Distributions to shareholders are recorded by each of the Funds on the ex-dividend dates. The Balanced Fund, Growth Fund, Small Cap Fund, International Fund, Global Women’s Equality Fund and Global Green Fund expect to pay dividends of net investment income, if any, semiannually and to make distributions of capital gains, if any, at least annually. The High Yield Bond Fund expects to pay dividends of net investment income, if any, monthly and to make distributions of capital gains, if any, at least annually. A shareholder begins earning dividends on High Yield Bond Fund shares the day after the Fund receives his or her purchase payment. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

Expenses Expenses of the Funds that are directly identifiable to a specific Fund are applied to that Fund. Expenses that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds. Expenses directly attributable to a class of shares, such as distribution fees, are charged to that class. Each Fund has adopted a distribution plan, applicable to certain classes of each of the Funds.

Federal Income Taxes Each of the Funds intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If a Fund so qualifies and satisfies certain distribution requirements, such Fund will ordinarily not be subject to federal income tax on its net investment income (which includes short-term capital gains) and net capital gains that it distributes to shareholders. Each Fund expects to distribute all or substantially all of its income and gains to shareholders every year. Therefore, no Federal income or excise tax provision is required. The Funds are treated as separate entities for U.S. Federal income tax purposes.

Foreign Currency Transactions The accounting records of the Funds are maintained in U.S. dollars. In addition, purchases and sales of investment

Pax World Funds Series Trust I

December 31, 2011

Notes to Financial Statements, continued

securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

Non-U.S. (Foreign) Securities Non-U.S. markets can be significantly more volatile than domestic markets, causing the prices of some of the Funds’ investments to fluctuate significantly, rapidly, and unpredictably. Non-U.S. securities may be less liquid than domestic securities; consequently, the Fund may at times be unable to sell non-U.S. securities at desirable times or prices. Other risks related to non-U.S. securities include delays in the settlement of transactions; less publically available information about issuers; different reporting, accounting and auditing standards; the effect of political, social, diplomatic, or economic events; seizure, expropriation or nationalization of the issuer or its assets; and the possible imposition of currency exchange controls. If the Fund invests substantially in securities of non-U.S. issuers tied economically to a particular country or geographic region, it will be subject to the risks associated with such country or geographic region to a greater extent than a fund that is more diversified across countries or regions.

Securities Lending Each of the Funds may lend its securities pursuant to a securities lending agreement (Lending Agreement) with State Street Bank and Trust Company. Initial security loans made pursuant to the Lending Agreement are required to be secured by collateral not less than the percentage specified in the agreement, ranging from 102% to 105%, depending on the types of securities. Cash collateral received is invested in the SSgA Institutional U.S. Government Money Market Fund, a registered Rule 2a-7 money market fund.

The Funds have the right under the Lending Agreement to recover the securities from the borrower on demand. The primary risk associated with securities lending is if the Borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds, or at the discretion of the lending agent, replace the loaned securities.

Pax World Funds Series Trust I

December 31, 2011

A portion of the income generated upon investment of the collateral is remitted to the borrower and the remainder is allocated between the Funds and the lending agent. The Funds record security lending income net of such allocation. The Funds continue to receive dividends on the securities loaned, which are accounted for in the same manner as other dividend and interest income.

As of December 31, 2011, the value of securities loaned, payable for collateral due to brokers and non-cash collateral pledged by brokers were as follows:

	Market Value of Securities Loaned	Payable on Collateral Due to Broker	Non-Cash Collateral Value
Balanced	$62,763,791	$39,408,380	$24,997,199
Growth	12,881,617	7,010,503	6,245,346
High Yield Bond	29,654,314	30,267,575	—
Global Women’s Equality	1,377,704	936,332	490,770

Short Sales A Fund may engage in short sales, whereby it sells a security it generally does not own (the security is borrowed) when a portfolio manager anticipates that the security’s market purchase price will be less than its borrowing price. To complete a short sell transaction, the Fund will borrow the security to deliver it to the purchaser and buy that same security in the market at a later time to return it to the lender. A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund’s total assets.

The initial amount of a short sale is recorded as a liability, which is marked to market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. For a short against the box, as the security’s price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security’s price rises. The Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

Pax World Funds Series Trust I

December 31, 2011

Notes to Financial Statements, continued

The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are recorded as an expense of the Fund. Short sales held by the Fund are fully collateralized by restricted cash or other securities. Short positions held at the end of the period are disclosed in the footnotes to the Schedules of Investments.

NOTE B—Investment Advisory Fee and Transactions with Affiliated and Other Parties

The Trust has entered into an Investment Advisory Contract (the “Agreement”) with Pax World Management LLC (the “Adviser”). Pursuant to the terms of the agreement, the Adviser, subject to the supervision of the Board of Trustees of the Trust, is responsible for managing the assets of the Funds in accordance with the Funds’ investment objectives, investment programs and policies.

Pursuant to the Agreement, the Adviser has contracted to furnish the Funds continuously with an investment program, determining what investments to purchase, sell and exchange for the Funds and what assets to hold uninvested. The Adviser also has contracted to provide office space and certain management and administrative facilities for the Funds. In return for such services, the Funds pay an advisory fee to the Adviser at the following annual rates (expressed as a percentage of the average daily net assets of such Fund):

	Average Net Asset Value of Fund
Fund	Up to $25M	Over $25M
Balanced	0.75%	0.50%
Growth	0.75%	0.75%
Small Cap	0.75%	0.75%
International	0.85%	0.85%
High Yield Bond	0.50%	0.50%
Global Women’s Equality	0.75%	0.75%
Global Green	0.90%	0.90%

Pax World Funds Series Trust I

December 31, 2011

For the period ended December 31, 2011, the Funds incurred the following advisory fees:

Fund	Total Advisory Fees Paid
Balanced	$9,724,333
Growth	917,409
Small Cap	98,480
International	293,795
High Yield Bond	2,190,255
Global Women’s Equality	291,138
Global Green	318,698

The Adviser has contractually agreed to reimburse Funds to the extent that each Fund’s respective expenses exceed, on an annual basis, the following percentages of average daily net assets:

Fund	Individual Investor Class	Institutional Class	R Class
Growth[1]	1.29%	1.04%	1.54%
Small Cap[2]	1.24%	0.99%	1.49%
International[2]	1.40%	1.15%	1.65%
High Yield Bond[3]	0.99%	0.74%	1.24%
Global Women’s Equality[2]	1.24%	0.99%	N/A
Global Green[2]	1.40%	1.15%	1.65%

[1]

Effective May 1, 2011, the Adviser has contractually agreed to reduce expense caps. Prior to that date, expenses were capped at 1.39%, 1.14%, and 1.64%, respectively. The new reimbursement arrangement will remain in effect until at least December 31, 2013.

[2]	The Adviser has contractually agreed to reimburse expenses to the extent they exceed the expense caps indicated until at least December 31, 2013.
[3]	The Adviser has contractually agreed to reimburse expenses to the extent they exceed the expense caps indicated until at least December 31, 2012.

Such expenses include (i) management and distribution fees; (ii) the fees of affiliated and unaffiliated Trustees; (iii) the fees of the Funds’ custodian and transfer agent; (iv) the fees of the Funds’ legal counsel and independent registered public accounting firm; (v) the reimbursement of organizational expenses; and (vi) expenses related to shareholder communications including all expenses of shareholders’ and Board of Trustees’ meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders.

Pax World Funds Series Trust I

December 31, 2011

Notes to Financial Statements, continued

For the period ended December 31, 2011, the dollar amounts of expense reimbursements for each of the Funds were as follows:

	Total Expense Reimbursement by Adviser
Fund	Individual Investor Class	Institutional Class	R Class
Growth	$169,482	$6,719	$352
Small Cap	183,823	9,169	880
International	151,172	37,033	897
Global Women’s Equality	159,522	12,735	N/A
Global Green	190,684	14,214	4,252

The Trust has adopted a plan (“Plan”) pursuant to Rule 12b-1 under the Act that allows the Funds to pay distribution fees for the sale and distribution of certain shares as described below and for personal services rendered to the Fund shareholders in connection with the maintenance of shareholder accounts. Under the Plan, each Fund will pay its Distributor a Distribution Fee equal to 0.25% of the annual average daily net assets attributable to the Individual Investor Class shares and 0.50% of the annual average daily net assets attributable to the R Class shares. The Distributor may pay all or any portion of the Distribution Fee to securities dealers or Other organizations (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of indicated shares of such Fund, or for providing personal services to investors in the indicated shares of such Fund and/or the maintenance of shareholder accounts, and may retain all or any portion of the Distribution Fee as compensation for the Distributor’s services as principal underwriter of the indicated shares of such Fund.

Several individuals who are officers and/or Trustees of the Trust are also employees of the Adviser.

Pax World Funds Series Trust I

December 31, 2011

NOTE C—Investment Information

Purchases and proceeds from sales of investments for the Funds for the period ended December 31, 2011 were as follows:

	Purchases		Sales
Fund	Investments[1]	U.S. Government Bonds	Investments[1]	U.S. Government Bonds
Balanced	$622,107,851	$103,993,605	$757,412,573	$102,724,604
Growth	29,987,848	—	23,697,945	—
Small Cap	25,831,188	—	19,971,218	—
International	24,168,849	—	11,809,923	—
High Yield Bond	247,279,051	—	203,394,492	—
Global Women’s Equality	45,613,738	—	43,459,988	—
Global Green	38,480,767	—	27,725,205	—

1Excluding short-term investments and U.S. Government bonds.

For federal income tax purposes, the identified cost of investments owned at December 31, 2011 as well as the gross unrealized appreciation (depreciation) of investments and resulting net unrealized appreciation (depreciation) as of December 31, 2011 were as follows for the Funds:

Fund	Identified cost of investments for Federal income tax basis	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Balanced	$1,647,925,268	$245,283,330	$76,843,366	$168,439,964
Growth	106,833,009	23,574,539	5,813,640	17,760,899
Small Cap	15,177,746	508,391	1,710,125	(1,129,734)
International	38,957,678	1,695,093	6,424,750	(4,729,657)
High Yield Bond	478,516,153	10,796,095	19,016,649	(8,220,554)
Global Women’s Equality	38,704,413	1,497,026	3,370,296	(1,873,270)
Global Green	36,935,059	2,850,701	3,248,111	(397,410)

At December 31, 2011, the Growth Fund and International Fund had unrealized foreign currency gains of $357 and $453, respectively. The Balanced Fund, High Yield Bond Fund, Global Women’s Equality Fund and Global Green Fund had unrealized foreign currency losses of $ 12,206; $14,604; $431; and $552; respectively.

Options Transactions The Funds may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities. The Funds generally purchase put options or write covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon the exercise of the option.

Pax World Funds Series Trust I

December 31, 2011

Notes to Financial Statements, continued

Options are valued daily based upon the last sale price of the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Funds will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sale for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding call or put options are noted in the Schedules of Investments. Contracts subject to call or put, expiration date, exercise price, premium received and market value are detailed in the notes to the Schedules of Investments. Options written are reported as a liability in the Statements of Assets and Liabilities. Realized gains and losses are reported in the Statements of Operations.

There are risks associated with transactions in options on securities. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases above the exercise price and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security continues to decrease after the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of not being able to enter into a closing transaction before the exercise date if a liquid secondary market does not exist.

Written option activity for the year ended December 31, 2011 is as follows:

	Outstanding at 12/31/10	Written	Closed	Expired	Exercised	Outstanding at 12/31/11
Balanced Fund
Call Options
Number of contracts	4,900	3,505	(3,600)	—	(1,600)	3,205
Premiums received	$669,670	$439,553	$(521,152)	$—	$(201,618)	$386,453
Put Options
Number of contracts	12,615	9,906	(13,967)	(6,449)	(5)	2,100
Premiums received	$2,095,722	$1,558,554	$(2,076,432)	$(1,182,993)	$(496)	$394,415

Pax World Funds Series Trust I

December 31, 2011

	Outstanding at 12/31/10	Written	Closed	Expired	Exercised	Outstanding at 12/31/11
Growth Fund
Call Options
Number of contracts	175	—	—	(100)	(75)	—
Premiums received	$30,625	$—	$—	$(9,100)	$(21,525)	$—
Put Options
Number of contracts	120	—	—	(120)	—	—
Premiums received	$22,126	$—	$—	$(22,126)	$—	$—

High Yield Bond Fund
Call Options
Number of contracts	—	300	—	—	(300)	—
Premiums received	$—	$38,230	$—	$—	$38,230	$—
Put Options
Number of contracts	—	1,000	—	—	—	1,000
Premiums received	$—	$176,198	$—	$—	$—	$176,198

Global Women’s Equality Fund
Call Options
Number of contracts	—	236	(236)	—	—	—
Premiums received	$—	$17,494	$(17,494)	$—	$—	$—
Put Options
Number of contracts	540	700	(1,065)	(175)	—	—
Premiums received	$145,511	$162,248	$(296,184)	$(11,575)	$—	$—

The Balanced Fund, the High Yield Bond Fund and the Global Women’s Equality Fund held equity option contracts as of December 31, 2011. The fair value of such contracts (not accounted for as hedging instruments under FASB Statement of Financial Standards No. 133 (“FAS 133”) and whose primary underlying risk exposure is equity risk at December 31, 2011 was as follows:

	Purchased Equity Options Asset Derivatives Fair Value[1]	Written Equity Options Liability Derivatives Fair Value[2]
Balanced Fund	$—	$935,575
High Yield Bond Fund	—	85,000

[1]	Statement of Assets and Liabilities location: Investments, at value.
[2]	Statement of Assets and Liabilities location: Options written, at value.

Pax World Funds Series Trust I

December 31, 2011

Notes to Financial Statements, continued

The effect of equity options on the statement of operations for the year ended December 31, 2011 was as follows:

	Realized Gain (Loss) on Derivatives Recognized in Income[1]	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income[2]

Purchased Options
Global Women’s Equality Fund	$(53,950)	—

	Realized Gain (Loss) on Derivatives Recognized in Income[1]	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income[2]
Written Options
Balanced Fund	$2,052,825	$(1,156,699)
Growth Fund	31,226	102,784
High Yield Bond Fund	38,230	91,198
Global Women’s Equality Fund	(18,216)	(56,311)

[1]	Statement of Operations location: Purchased options—Net realized gain (loss) on Investments; Written options—Net realized gain (loss) on Options contracts written.
[2]

Statement of Operations location: Purchased options—Change in unrealized appreciation (depreciation) on Investments; Written options—Change in unrealized appreciation (depreciation) on Option contracts written.

Repurchase Agreements The Funds may enter into repurchase agreements with institutions that the Adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. A Fund bears the risk of loss in the event the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Restricted and Illiquid Securities The Funds may purchase certain restricted securities and limited amounts of illiquid securities. The Funds may invest in securities exempt from registration under Rule 144A of the Securities Act of 1933 (“the Act”) which are restricted from sale to the public and may only be sold to a qualified institutional buyer. The Funds do not have the right to demand that such securities be registered. The value of such securities is determined by valuations supplied by a pricing service or, if not available, in good faith by or at the direction of the Board of Trustees. At December 31,

Pax World Funds Series Trust I

December 31, 2011

2011, the Balanced Fund held $16,532,255, or 0.92% of net assets and the High Yield Bond Fund held $122,132,941, or 27.58% of net assets in securities exempt from registration under Rule 144A of the Act.

At December 31, 2011, the Balanced Fund held $4,048,836 of illiquid securities, representing 0.23% of net assets, and the High Yield Bond Fund held $10,103,179 of illiquid securities, representing 2.28% of net assets. The Fund will classify as “illiquid” all securities that may no longer be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued such security for the purpose of calculating the Fund’s net asset value. Illiquid investments may include restricted securities, repurchase agreements that mature in more than seven days or that have a notice or demand feature more than seven days, certain over-the counter option contracts and participation interests in loans. Because illiquid securities trade less frequently and in smaller volume than liquid securities, the Fund may experience difficulty in closing out positions at prevailing market prices.

NOTE D—Tax Information

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, paydown transactions and tax treatment related to investments in REITs, ETFs and PFICs.

For the year ended December 31, 2011, the Funds recorded the following reclassifications:

Fund	Undistributed net investment income	Accumulated net realized gain (loss)	Paid in capital
Balanced	$(888,379)	$888,379	$—
Growth	(62,777)	62,777	—
Small Cap	71,811	(71,811)	—
International	(37,487)	37,487	—
High Yield Bond	74,085	(74,085)	—
Global Women’s Equality	(35,226)	35,226	—
Global Green	(25,947)	25,947	—

Net assets were not affected by these reclassifications.

Pax World Funds Series Trust I

December 31, 2011

Notes to Financial Statements, continued

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. In addition to permanent differences previously noted, temporary differences may arise from recognition of certain items of income, expense, gain or loss in different periods for financial reporting and tax purposes. Such differences will reverse at some time in the future. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. For tax purposes, short-term capital gains are considered ordinary income.

The tax character of distributions paid during 2011 and 2010 was as follows:

	Distributions paid in 2011			Distributions paid in 2010
Fund	Ordinary Income	Return of Capital	Long-term Capital Gains	Ordinary Income		Return of Capital	Long-term Capital Gains
Balanced	$24,786,4489	$—	$—	$ $	29,227,389	89,177	$—
Growth	—	—	—		—	—	—
Small Cap	1,127,876	—	243,441		721,080	—	19,017
International	609,451	—	57,410		297,317	—	—
High Yield Bond	33,638,396	—	7,231,486		33,488,437	—	4,489,773
Global Women’s Equality	421,862	—	—		185,091	—	—
Global Green	—	—	871,127		98,537	—	—

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed ordinary income	Undistributed long-term capital gains	Other temporary differences	Net unrealized appreciation (depreciation)
Balanced	$3,804,651	$—	$(53,493,836)	$168,273,051
Growth	—	—	(8,672,437)	17,761,255
Small Cap	354,824	39,076	—	(1,129,734)
International	—	—	(748,500)	(4,729,204)
High Yield Bond	—	—	(2,154,432)	(8,143,960)
Global Women’s Equality	19,761	—	(2,444,892)	(1,873,700)
Global Green	40,320	—	(343,944)	(397,962)

Pax World Funds Series Trust I

December 31, 2011

During the period from November 1, 2011 through December 31, 2011, the Balanced Fund, International Fund, High Yield Bond Fund, Women’s Global Equality Fund and Global Green Fund incurred capital losses in the amounts of $3,269,850; $273,880; $1,966,052; $787,654 and $343,944, respectively; and the Growth Fund and International Fund incurred qualified late-year ordinary losses of $2,062 and $87, respectively. These losses are treated for Federal income tax purposes as if they occurred on January 1, 2012. Accordingly, during 2011 the Funds may have made distributions, as required by Internal Revenue Code Regulations, in excess of amounts recognized for financial reporting purposes.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010. Under the Act, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, losses incurred post-enactment will be required to be utilized prior to the losses incurred in pre-enactment years. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment losses that are carried forward will retain their character as either short-term or long-term capital losses, rather than being considered as all short-term as under previous law. In 2011, the Funds utilized prior carryforward losses and carried forward remaining losses as follows:

Fund	Capital Loss Carryforwards Utilized in 2011	Expires in 2017	Expires in 2018	No Expiration ST	LT	Total Carryforward Loss Remaining
Balanced	$115,919,664	$49,731,410	$492,576	$—	$—	$50,223,986
Growth	6,009,616	8,670,375	—	—	—	8,670,375
Small Cap	—	—	—	—	—	—
International	—	—	—	126,534	347,999	474,553
High Yield Bond	—	—	—	—	—	—
Global Women’s Equality	2,469,793	1,657,238	—	—	—	1,657,238
Global Green	647,779	—	—	—	—	—

Uncertain Tax Position Management has analyzed the Funds’ tax positions taken for all open tax years which remain subject to examination by the Funds’ major tax jurisdictions (years 2007 through 2010). The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. Management has concluded that, as of and

Pax World Funds Series Trust I

December 31, 2011

Notes to Financial Statements, continued

during the period ended December 31, 2011, no provision for federal income tax is necessary and, therefore, the Funds did not have a liability for any unrecognized tax expenses.

NOTE E—Custodian Bank and Custodian Fees

The custodian fees charged are reduced, pursuant to expense offset arrangements with each Fund, by an earnings credit which is based upon the average cash balances maintained at the Funds’ custodian. If the Funds did not have such offset arrangements, they could have invested such amounts in income-producing assets. Custody credits for each of the Funds for the period ended December 31, 2011, reported as Fees paid indirectly in the Statements of Operations, were as follows:

Fund	Custody Credits
Balanced	$1,328
Growth	1,231
Small Cap	328
International	10
High Yield Bond	2,624
Global Women’s Equality	187
Global Green	—

NOTE F—Other

Recent Accounting Pronouncements In April 2011, the Financial Accounting Standards Board (FASB) released Accounting Standards Update (ASU) No. 2011-03, “Reconsideration of Effective Control for Repurchase Agreements”. This ASU amends FASB Accounting Standards Codification (ASC) Topic 860, “Transfers and Servicing”; specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. This ASU is effective for fiscal years and interim periods beginning after December 15, 2011.

In addition, in May 2011, FASB released ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. This ASU amends FASB ASC Topic 820, “Fair Value Measurement”, to establish common requirements for measuring fair value

Pax World Funds Series Trust I

December 31, 2011

and for disclosing information about fair value measurements in accordance with GAAP. This ASU is effective for fiscal years and interim periods beginning after December 15, 2011.

Management is currently evaluating the application of ASU No. 2011-03 and ASU No. 2011-04 and their impact, if any, on the financial statements of the Funds.

December 31, 2011

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Pax World Funds Series Trust I:

We have audited the accompanying statements of assets and liabilities of Pax World Balanced Fund, Pax World Growth Fund, Pax World Small Cap Fund, Pax World International Fund, Pax World High Yield Bond Fund, Pax World Global Women’s Equality Fund, and Pax World Global Green Fund (collectively, the “Funds”; seven of the eleven funds constituting the Pax World Funds Series Trust I), including the schedules of investments, as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Pax World Global Women’s Equality Fund for the year ended March 31, 2007, was audited by another independent registered public accounting firm whose report dated May 18, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pax World Balanced Fund, Pax World Growth Fund, Pax World Small Cap Fund, Pax World International Fund, Pax World High Yield Bond Fund, Pax World Global Women’s Equality Fund, and Pax World Global Green Fund of Pax World Funds Series Trust I at December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 23, 2012

Pax World Funds Series Trust I

December 31, 2011

Notes to Financial Statements, continued

Proxy Voting (Unaudited)

You may obtain a description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, without charge, upon request by contacting the Funds at 800.767.1729 or on the SEC’s website at www.sec.gov.

The information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by telephoning Pax World (toll-free) at 800.767.1729 or visiting Pax World’s website at www.paxworld.com and will be available without charge by visiting the SEC’s website at www.sec.gov.

Quarterly Portfolio Holdings Disclosure (Unaudited)

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Qs are available on the SEC website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Information contained in each Fund’s Form N-Qs may also be obtained by visiting Pax World’s website at www.paxworld.com or telephoning Pax World (toll-free) at 800.767.1729.

Pax World Funds Series Trust I

December 31, 2011

Notes to Financial Statements, continued

Federal Tax Information (Unaudited)

The percentages of ordinary income distributed by each of the Funds that is Qualified Dividend Income (QDI) and that qualifies for corporate Dividends Received Deduction (DRD) are as follows:

	QDI %	DRD %
Balanced	76.33%	54.98%
Growth	N/A	N/A
Small Cap	100.00%	100.00%
International	100.00%	0.02%
High Yield Bond	0.48%	0.16%
Global Women’s Equality	100.00%	46.05%
Global Green	N/A	N/A

Management of the Funds (Unaudited)

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. The Adviser serves as investment adviser to the Funds pursuant to an investment advisory agreement between the Adviser and the Trust. The Trust’s Board of Trustees oversees the Adviser and decides upon matters of general policy. The Board of Trustees meets at least four (4) times per year, and reviews the performance and operations of the Funds. The Adviser, either directly or through others selected by the Adviser, furnishes daily investment advisory services.

Officers/Trustees

The following table reflects the name and age, position(s) held with the Trust, the term of office and length of time served, the principal occupation(s) during the past five (5) years, other directorships held, and the number of portfolios overseen in the Pax World Fund Family of those persons who were the trustees and/or officers of the Funds on December 31, 2011. The trustees and officers set forth in the first table below (Interested Trustees and Officers) are considered interested persons under the 1940 Act by virtue of their position or affiliation with the Adviser. The trustees in the second table (Disinterested Trustees) are not considered interested persons and have no affiliation with the Adviser. The business address of each trustee and officer is 30 Penhallow Street, Suite 400, Portsmouth, NH 03801.

December 31, 2011

None of the officers of Trustees of the Funds are related to one another by blood, marriage or adoption. The aggregate renumeration paid by each Fund during the period covered by the report to (i) all Trustees and all members of any advisory board for regular compensation; (ii) each Trustee and each member of an advisory board for special compensation; (iii) all officers; and (iv) each person of whom any officer or Trustee of the Fund is an affiliated person is as follows: Pax World Balanced Fund, $125,217; Pax World Growth Fund, $19,218; Pax World International Fund, $14,095; Pax World Small Cap Fund, $12,841; Pax World High Yield Bond Fund, $37,610; Pax World Global Women’s Equality Fund, $14,332; and Pax World Global Green Fund, $14,110.

December 31, 2011

Interested Trustees and Officers

Name and Age	Position(s) Held with the Trust; Term of Office[1], and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee or Officer	Number of Portfolios overseen
Laurence A. Shadek (62)	Trustee (since 2006)	Chairman of the Board of the Adviser (1996-present); Executive Vice-President of Wellington Shields & Co. LLC or its predecessor (1986-present); Executive Vice President of Pax World Money Market Fund (1998- 2008); Chairman of the Board of Directors of the Pax World Balanced Fund (1996-2006), Pax World Growth Fund (1997-2006), and Pax World High Yield Bond Fund (1999-2006); member of the Board of Trustees of Franklin & Marshall College (1998-present).	13

Joseph Keefe (58)	Trustee, Chief Executive Officer (since 2006)	Chief Executive Officer (2005-present) and President (2006-present) of the Adviser; President of Pax World Money Market Fund (2006-2008); Senior Vice President of the Pax World Balanced, Pax World Growth, and Pax World High Yield Bond Fund (2005- 2006); President of New Circle Communications LLC (2000-2005); Co-Chair of The Carbon Coalition (2003- present); member of the Boards of Directors of Americans for Campaign Reform (2003-present), Women Thrive Worldwide (2009-present) and the Social Investment Forum (2000-2006).	13

John Boese (48)	Chief Compliance Officer (since 2006)	Chief Compliance Officer of the Adviser (2006-present); Vice President and Chief Regulatory Officer of the Boston Stock Exchange, Boston, MA (2000–2006).	N/A

Maureen Conley (49)	Secretary (since 2006)	Senior Vice President of Shareholder Services/Operations (2005-present) and Manager of Shareholder Services (2000-2005) for the Adviser.	N/A

Alicia K. DuBois (52)	Treasurer (since 2006)	Chief Financial Officer for the Adviser (2006-present); Assistant Treasurer for both Jefferson Pilot Investment Advisory Corp. and Jefferson Pilot Variable Fund, Inc. (2001-2006); and Assistant Vice President at Lincoln Financial Group (formerly Jefferson-Pilot Corp.) (2005-2006).	N/A

Scott LaBreche (39)	Assistant Treasurer (since 2010)	Director, Portfolio Analysis & Reporting for the Adviser (2009-present), Fund Administration Manager & Portfolio Analyst for the Adviser (2007-2009), Securities Fund Analyst, Lincoln Financial Group (formerly Jefferson Pilot Financial) (2000-2007).	N/A

116

December 31, 2011

Disinterested Trustees

Name and Age	Position(s) Held with the Trust; Term of Office[1], and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee or Officer	Number of Portfolios overseen

Adrian P. Anderson (57)[2]	Trustee (since 2007)	Chief Executive Officer of North Point Advisors, LLC (2004-present); Senior Consultant of Gray and Co. (1999-2004).	13

Carl H. Doerge, Jr. (73)[2]	Chairman of the Board of Trustees; Trustee (since 2006)	Private investor (1995-present); member of the Board of Trustees and Police Commissioner of the Village of Upper Brookville, NY (1998-present); member of the Board of Directors (1998-present) and Chairman of the Investment Committee (1999-present) of St. Johnland Nursing Home in Kings Park, NY.	13

Cynthia Hargadon (56)[3]	Trustee (since 2006)	Senior Consultant of North Point Advisors, LLC (2010- present); Managing Director of CRA Rogers Casey (2006-2010).	13

Louis F. Laucirica (70)[2]	Trustee (since 2006)	Associate Dean and Director of Undergraduate Studies of Stevens Institute of Technology, Howe School (1999-2010).	13

John L. Liechty (57)[3]	Trustee (since 2010)	Principal, Integrated Financial Planning Solutions (2010-present); President and CEO, MMA Praxis Mutual Funds (1995-2009).	12

Nancy S. Taylor (56)[3]	Trustee (since 2006)	Senior Minister, Old South Church in Boston, MA (2005-present); Trustee, Andover Newton Theological School (2002-present); Chair of the Board of Trustees of Andover Newton Theological School; Board of Managers, Old South Meeting House (2005-present); Director, Ecclesia Ministries, a ministry to Boston’s homeless population (2003-present).	13

[1]	Trustees of the Funds hold office until a successor is chosen and qualifies. Officers of the Funds are appointed by the Board of Trustees and hold office until a successor is chosen and qualifies.
[2]

Designates a member of the Audit Committee. The Audit Committee has the responsibility of overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance. The Audit Committee meets on at least a quarterly basis.

[3]

Designates a member of the Nomination, Compensation & Compliance Committee. The Nomination, Compensation & Compliance Committee is responsible for considering and recommending Board candidates, reviewing and recommending Board compensation, and overseeing regulatory and fiduciary compliance matters. The Nomination, Compensation & Compliance Committee meets on at least a quarterly basis.

December 31, 2011

The Statement of Additional Information includes additional information about the trustees and is available upon request without charge by calling 800.767.1729 between the hours of 9:00 a.m. and 6:00 p.m. Eastern time or by visiting our website at www.paxworld.com.

December 31, 2011

Account Options and Services

At Pax World, we are pleased to offer a variety of account options and shareholder services to help meet your investment needs.

Types of Accounts

Regular Accounts: Individual, business and trust accounts are available for all Pax World Funds.

Traditional IRA Contributions to an IRA may be tax-deductible. Taxes are paid only when funds are withdrawn, when investors may be in a lower tax bracket.

Roth IRA Contributions to a Roth IRA are not deductible, but after five years some types of withdrawals are tax-free.

SIMPLE IRA This is an easy-to maintain retirement plan designed for small businesses.

SEP IRA This is an employer funded retirement plan popular with small businesses and self-employed persons.

Education Savings Account & Uniform Gift to Minors Account (UGMA) These plans provide excellent ways to save for a child’s education.

Services

Automatic Investment Plan You may arrange to have a fixed amount automatically deducted from your checking or savings account and invested in your Pax World account on a monthly or quarterly basis. Automatic investment plans do not assure a profit and do not protect against loss in declining markets.

Online Account Access Utilizing a unique ID number and PIN, you can access your Pax World account balances or histories; purchase or redeem fund shares; or make exchanges between different Pax World Funds.

www.paxworld.com Learn all about Pax World through our web site! You can check Fund performance, read about our portfolio managers, view Connection—our quarterly newsletter, and see how Pax World voted on various proxies for the companies in our portfolios.

Please note that the information contained herein does not constitute tax advice. Always consult your tax advisor before making any tax-related investment decisions.

This annual report is intended for shareholders of the Pax World Funds only, and is not authorized for distribution to other persons unless accompanied or preceded by a prospectus. Please consider the Funds’ investment objectives, risks and charges and expenses carefully before investing. The Funds’ prospectus contains this and other information about the Funds and may be obtained by calling 800.767.1729, emailing info@paxworld.com or visiting www.paxworld.com. The performance data quoted herein represents past performance, which does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. In addition, current performance may be lower or higher than the performance data quoted herein. For more recent month-end performance information, please call 800.767.1729 or visit www.paxworld.com.

Distributor: ALPS Distributors, Inc. member of FINRA (2/12).

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Item 2. Code of Ethics.

As of December 31, 2011, the Registrant has adopted a “code of ethics,” as such term is defined in paragraph (b) of this Item 2, that applies to all officers of the Registrant, including Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or by a third party. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Carl H. Doerge, Jr. and Adrian Anderson, who each serve on the Board’s Audit Committee, qualify as “audit committee financial experts,” as such term is defined in paragraph (b) of this Item 3. The Board also has determined that Messrs. Doerge and Anderson are “independent,” as such term is interpreted by subparagraph (a)(2) of this Item 3. The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 of the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $270,000 and $304,000 for the fiscal years ended December 31, 2011 and 2010, respectively.

(b) Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0 for the fiscal years ended December 31, 2011 and 2010, respectively.

(c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $110,106 and $139,609 for the fiscal years ended December 31, 2011 and 2010, respectively. Fees disclosed under this category are for professional services related to review and execution of federal, state and excise tax returns and advice concerning tax compliance and planning.

(d) All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, are $0 and $0 for the fiscal years ended December 31, 2011 and 2010, respectively.

(e) (1) To the extent required by applicable regulations, the Audit Committee approves in advance all audit and non-audit services rendered to the Registrant by the independent registered public accounting firm and all non-audit services to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provide ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(2) With respect to the services described in paragraphs (b) through (d) of this Item, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X and no amount was required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, or to the Registrant’s investment adviser, or to any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant totaled $0 and $0, for the fiscal years ended December 31, 2011 and 2010, respectively.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

A complete series of schedules of investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11. Controls and Procedures.

(a) It is the conclusion of the Registrant’s principal executive officer and principal financial officer (or persons performing similar functions), based on an evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) (the “Disclosure Controls”) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of the Disclosure Controls are effective to reasonably ensure that information required to be disclosed by the Registrant in this report on Form N-CSR has been recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

	(2)	Certifications of the principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached.

	(3)	Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b)		Certification of the principal executive officer and principal financial officer of the Registrant required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pax World Funds Series Trust I

By (Signature and Title)	/s/ Joseph F. Keefe
Joseph F. Keefe, President

Date February 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Joseph F. Keefe
Joseph F. Keefe, President (Principal Executive Officer)

Date February 29, 2012

By (Signature and Title)	/s/ Alicia K. DuBois
Alicia K. DuBois, Treasurer (Principal Financial Officer)

Date February 29, 2012